     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 2, 2004


                                                     REGISTRATION NOS. 333-08543
                                                                       811-07717
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-3
                            ------------------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]


POST-EFFECTIVE AMENDMENT NO. 14                                              [X]


REGISTRATION STATEMENT UNDER THE
   INVESTMENT COMPANY ACT OF 1940                                            [ ]


         AMENDMENT NO. 16                                                    [X]


                       (CHECK APPROPRIATE BOX OR BOXES.)

                            ------------------------

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                             4 MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
          (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES)

                                 (914) 697-8000
          (INSURANCE COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                             ROBERT F. COLBY, ESQ.
                     DIVERSIFIED INVESTMENT ADVISORS, INC.
                             4 MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                             ROGER P. JOSEPH, ESQ.
                             BINGHAM MCCUTCHEN LLP
                               150 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110


It is proposed that this filing will become effective on May 1, 2004 pursuant to paragraph (a) of Rule 485.


                            ------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                                    FORM N-3

                             CROSS REFERENCE SHEET

                                     PART A

ITEM NO.                                                                                   PROSPECTUS HEADINGS
--------                                                                                   -------------------
Item  1.  Cover Page................................................................................Cover Page
Item  2.  Definitions..............................................................................Definitions
Item  3.  Synopsis....................................................................................Synopsis
Item  4.  Condensed Financial Information....................................Synopsis -- Financial Information
Item  5.  General Description of Registrant and
            Insurance Company...........................TFLIC; Diversified Investors Strategic Variable Funds;
                                                                         Diversified Investors Variable Funds;
                                                                              Diversified Investors Portfolios
Item  6.  Management..............................Diversified Investors Strategic Variable Funds -- Management
Item  7.  Deductions and Expenses.................................................Synopsis -- Charges, Charges
Item  8.  General Description of Variable Annuity Contracts...........................Summary of The Contracts
Item  9.  Annuity Period.......................................................................Payment Options
Item 10.  Death Benefit............................Death Benefit; Payment Options -- Payments To A Beneficiary
                                                                               Following The Annuitant's Death
Item 11.  Purchases and Contract Value.............................................Credit of Purchase Payments
Item 12.  Redemptions..................................Redemption During The Accumulation Period; Restrictions
                                                                   Under The Texas Optional Retirement Program
Item 13.  Taxes.................Federal Income Tax Status -- Tax Treatment of TFLIC, Section 403(b) Annuities,
                                         Section 401(a) Plans, Section 408 (IRA) Contracts, Section 457 Plans,
                                         Non-Qualified Deferred Compensation Contracts, Income Tax Withholding
Item 14.  Legal Proceedings..................................................................Legal Proceedings
Item 15.  Table of Contents of the Statement of
            Additional Information..............................................Table of Contents of Statement
                                                                                     of Additional Information

                                                    PART B
Item 16.  Cover Page................................................................................Cover Page
Item 17.  Table of Contents..................................................................Table of Contents
Item 18.  General Information and History...................................................... Not Applicable
Item 19.  Investment Objectives and Policies........ Diversified Investors Portfolios; Investment Restrictions
                                                          Relating to The Strategic Variable Funds Subaccounts
Item 20.  Management....................................... Management of The Strategic Variable Funds Account
Item 21.  Investment Advisory and Other Services................... Management of The Strategic Variable Funds
                                                        Account -- Investment Advisory Services; Management of
                                              Diversified Investors Portfolios -- Investment Advisory Services
Item 22.  Brokerage Allocation............................................ Diversified Investors Portfolios --
                                                              Portfolio Transactions and Brokerage Commissions
Item 23.  Purchases and Securities Being Offered............................................... Not Applicable
Item 24.  Underwriters.................................................Sale of Contracts/Principal Underwriter
Item 25.  Calculation of Performance Data.....................................................Performance Data
Item 26.  Annuity Payments..................................................................... Not Applicable
Item 27.  Financial Statements............................................................Financial Statements

                                     PART C

INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE
                                     ITEM,
             SO NUMBERED IN PART C OF THIS REGISTRATION STATEMENT.

                                       (i)

PROSPECTUS

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

                        GROUP VARIABLE ANNUITY CONTRACTS
            SECTIONS 401(a), 401(k), 403(b), 408(IRA), 457 AND NQDC

                                   ISSUED BY

            TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY ("TFLIC")
        4 MANHATTANVILLE ROAD, PURCHASE, NEW YORK 10577; (800) 926-0044

This prospectus describes group variable annuity contracts (called Contracts) that are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA contractholders, and taxed organizations in the case of the Section 401(a) and/or Section 401(k) contracts and corporate nonqualified deferred compensation contracts.

Participants may allocate amounts contributed and remitted to TFLIC on their behalf under the Contracts (called purchase payments) to one of two segregated investment accounts of TFLIC: the DIVERSIFIED INVESTORS VARIABLE FUNDS and the DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS.


Participants may allocate purchase payments directed to the DIVERSIFIED INVESTORS VARIABLE FUNDS ACCOUNT to subaccounts that invest in corresponding underlying mutual funds. Currently, thirteen subaccounts are available: Money Market Subaccount, High Quality Bond Subaccount, Intermediate Government Bond Subaccount, Core Bond Subaccount, High-Yield Bond Subaccount, Balanced Subaccount, Value & Income Subaccount, Growth & Income Subaccount, Equity Growth Subaccount, Special Equity Subaccount, Aggressive Equity Subaccount, International Equity Subaccount and Calvert Subaccount. Each Subaccount invests in a corresponding mutual fund that is a series of Diversified Investors Portfolios.


Participants may allocate purchase payments directed to the DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS ACCOUNT to subaccounts that invest in combinations of subaccounts of the Diversified Investors Variable Funds Account. Currently, three subaccounts are available: Diversified Investors Short Horizon Strategic Allocation Variable Subaccount, the Diversified Investors Intermediate Horizon Strategic Allocation Variable Subaccount, and the Diversified Investors Intermediate/Long Horizon Strategic Allocation Variable Subaccount.

To learn more about the Contracts, the segregated investment accounts and their underlying investments, you can obtain a copy of the accounts' most recent financial reports or a copy of the Statement of Additional Information ("SAI") dated the date of this prospectus. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference. The SAI's table of contents can be found on page 57 of this prospectus. You may obtain these documents from TFLIC without charge upon written request to the above address or by telephoning (800)-926-0044. You can also obtain copies of these documents from the Securities and Exchange Commission's web site at http://www.sec.gov.

This prospectus sets forth the basic information that you should know before investing. Please keep this prospectus for future reference.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CONTRACTS IN ANY JURISDICTION IN WHICH SUCH MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                  May 1, 2004

                     (This page intentionally left blank.)

                                    CONTENTS


                                                              PAGE
                                                             ------
Definitions.................................................    iii
Synopsis....................................................      1
  Fee Tables................................................      1
  The Contracts.............................................      4
  The Accounts..............................................      5
  Charges...................................................      6
  Credit and Allocation of Purchase Payments................      6
  Redemption................................................      6
  Transfers.................................................      6
  Payment Options...........................................      7
  Voting Rights.............................................      7
  Death Benefit.............................................      7
  Distribution of the Contracts.............................      7
  Financial Information.....................................      7
TFLIC.......................................................     10
Diversified Investors Variable Funds........................     10
  Calvert Series............................................     11
  Diversified Investors Portfolios..........................     12
Diversified Investors Strategic Variable Funds..............     14
  Management................................................     15
  Investment Restrictions...................................     16
Charges.....................................................     16
  Charges for Mortality and Expense Risks...................     16
  Annual Contract Charge....................................     16
  Investment Management Fees................................     17
  Premium Tax...............................................     17
Summary of the Contracts....................................     18
  Eligible Purchasers.......................................     18
  Ownership.................................................     18
  Purchase Payments.........................................     18
  Employer Sponsored Plan Requirements......................     18
  Rights of the Participant Under The Contract..............     19
  Rights Upon Suspension of Contract or Termination of
     Plan...................................................     19
  Failure of Qualification..................................     19
  Transfers.................................................     20
Rights Reserved by TFLIC....................................     20
Credit of Purchase Payments.................................     21
  Allocation of Purchase Payments...........................     21
  Determination of Unit Value...............................     21
Death Benefit...............................................     22
Redemption During The Accumulation Period...................     23
Restrictions Under The Texas Optional Retirement Program....     23
Payment Options.............................................     23
  Annuity Purchase Date.....................................     24
  Fixed Annuity.............................................     24
  Fixed Annuity Options.....................................     24
  Payments to a Beneficiary Following the Annuitant's
     Death..................................................     25
Voting Rights...............................................     26
Distribution of The Contracts...............................     28
Federal Income Tax Status...................................     28
  Tax Treatment of TFLIC....................................     28
  Taxation of Diversified Investors Portfolios..............     29
  Section 403(b) Annuities..................................     29
     Restrictions on Withdrawals of Elective
      Contributions.........................................     30
  Section 401(a) Plans......................................     30

                                                              PAGE
                                                             ------
  Section 408(IRA) Contracts................................     31
  Minimum Distribution Requirements.........................     31
  Section 457 Plans.........................................     31
  Non-Qualified Deferred Compensation Contracts.............     32
  Income Tax Withholding....................................     32
Assumption Reinsurance......................................     33
Performance Data............................................     33
Diversified Investors Portfolios............................     36
  Principal Investment Strategies...........................     36
  Money Market Portfolio....................................     37
  Bond Portfolios...........................................     38
  Balanced Portfolio........................................     40
  Stock Portfolios..........................................     41
  Additional Investment Policies............................     44
  Core/Feeder Structure.....................................     44
  Risk Considerations.......................................     44
Management of Diversified Investors Portfolios..............     48
  Board of Trustees.........................................     48
  Investment Adviser........................................     48
  Money Market Portfolio....................................     48
  Intermediate Government Bond Portfolio....................     49
  Core Bond Portfolio.......................................     49
  High Quality Bond Portfolio...............................     49
  High-Yield Bond Portfolio.................................     49
  Balanced Portfolio........................................     49
  Value & Income Portfolio..................................     50
  Growth & Income Portfolio.................................     50
  Equity Growth Portfolio...................................     50
  Special Equity Portfolio..................................     51
  Aggressive Equity Portfolio...............................     52
  International Equity Portfolio............................     52
  Advisory Fees.............................................     52
  Administrator.............................................     52
  Distribution Arrangements.................................     52
  Custodian and Dividend Disbursing Agent...................     52
  Expenses..................................................     53
Other Information Regarding Diversified Investors
  Portfolios................................................     53
  Purchase and Redemption of Interests in Diversified
     Investors Portfolios...................................     53
  Net Asset Value...........................................     54
  Taxation of Diversified Investors Portfolios..............     54
  Description of Beneficial Interests, Voting Rights and
     Liabilities............................................     55
Independent Accountants.....................................     55
Legal Proceedings...........................................     56
Statutory Basis Financial Statements........................     56
Additional Information......................................     56
Miscellaneous...............................................     57
Table of Contents of Statement of Additional Information....     58
Request Form for Statement of Additional Information........     59
Appendix A -- Strategic Variable Funds Subaccounts..........    A-1
Appendix B -- Applicable Premium Tax Rates..................    B-1

                                  DEFINITIONS

As used in this Prospectus, the following terms have the meanings indicated:

ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (see "Annuity Purchase Date" on page 24), or earlier termination of his/her Accumulation Account.

AGGRESSIVE EQUITY PORTFOLIO: Diversified Investors Aggressive Equity Portfolio, a series of Diversified Investors Portfolios.

BALANCED PORTFOLIO: Diversified Investors Balanced Portfolio, a series of Diversified Investors Portfolios.

CALVERT SERIES: the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

CONTRACTHOLDER: a state educational organization or eligible tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations.

CONTRACTS: the group variable annuity contracts offered by TFLIC to Contractholders, IRA Contractholders or NQDC Contractholders as described in this Prospectus.

CORE BOND PORTFOLIO: Diversified Investors Core Bond Portfolio, a series of Diversified Investors Portfolios.

CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

DISC: Diversified Investors Securities Corp., a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and a wholly-owned subsidiary of Diversified.

DIVERSIFIED: Diversified Investment Advisors, Inc., a registered investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of TFLIC.

DIVERSIFIED INVESTORS PORTFOLIOS: an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

EQUITY GROWTH PORTFOLIO: Diversified Investors Equity Growth Portfolio, a series of Diversified Investors Portfolios.

FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

GROWTH & INCOME PORTFOLIO: Diversified Investors Growth & Income Portfolio, a series of Diversified Investors Portfolios.

HIGH QUALITY BOND PORTFOLIO: Diversified Investors High Quality Bond Portfolio, a series of Diversified Investors Portfolios.

HIGH-YIELD BOND PORTFOLIO: Diversified Investors High-Yield Bond Portfolio, a series of Diversified Investors Portfolios.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO: Diversified Investors Intermediate Government Bond Portfolio, a series of Diversified Investors Portfolios.

INTERNATIONAL EQUITY PORTFOLIO: Diversified Investors International Equity Portfolio, a series of Diversified Investors Portfolios.

IRA CONTRACTHOLDER: a tax-exempt, or taxed organization or an association of members who share a common interest.

MONEY MARKET PORTFOLIO: Diversified Investors Money Market Portfolio, a series of Diversified Investors Portfolios.

NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.

PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein from amounts contributed by the Plan sponsor or by Plan participants.

PORTFOLIOS: the series of Diversified Investors Portfolios described herein.

PURCHASE PAYMENT: the amount contributed and remitted to TFLIC by an employer on behalf of a Participant.

SPECIAL EQUITY PORTFOLIO: Diversified Investors Special Equity Portfolio, a series of Diversified Investors Portfolios.

STRATEGIC MANAGING BOARD: the Managing Board of the Strategic Variable Funds Account.

STRATEGIC VARIABLE FUNDS ACCOUNT: a segregated investment account of TFLIC which has been designated Diversified Investors Strategic Variable Funds and to which Purchase Payments may be allocated.

STRATEGIC VARIABLE FUNDS SUBACCOUNTS: those Subaccounts of the Strategic Variable Funds Account that are made available under the Contracts.

UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

VALUATION DATE: each day that the New York Stock Exchange is open for trading.

VALUATION PERIOD: the period between the ending of two successive Valuation
Dates.

VALUE & INCOME PORTFOLIO: Diversified Investors Value & Income Portfolio, a series of Diversified Investors Portfolios.

VARIABLE FUNDS ACCOUNT: a segregated investment account of TFLIC which has been designated Diversified Investors Variable Funds and to which Purchase Payments may be allocated.

VARIABLE FUNDS BOND SUBACCOUNTS: the High Quality Bond, Intermediate Government Bond, Core Bond and High-Yield Bond Subaccounts of the Variable Funds Account, each of which invests in a corresponding series of Diversified Investors Portfolios.

VARIABLE FUNDS MONEY MARKET SUBACCOUNT: the Money Market Subaccount of the Variable Funds Account, which invests in the Money Market Portfolio of Diversified Investors Portfolios.

VARIABLE FUNDS STOCK SUBACCOUNTS: the Value & Income, Growth & Income, Equity Growth, Special Equity, Aggressive Equity and International Equity Subaccounts of the Variable Funds Account, each of which invests in a corresponding series of Diversified Investors Portfolios.

VARIABLE FUNDS SUBACCOUNTS: those Subaccounts of the Variable Funds Account that are made available under the Contracts.

                                    SYNOPSIS

FEE TABLES

The following tables describe the various costs and expenses that you will pay, directly or indirectly, if you invest in the Variable Funds Account or the Strategic Variable Funds Account.

The following table shows the fees and expenses that you will pay periodically during the time that you invest under a Contract, not including the fees and expenses of the underlying Portfolios (or the Calvert Series).

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
Annual Contract Fee.........................................       None
Mortality and Expense Risk Fees.............................       1.10%(1)

------------------
(1) TFLIC reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.


The following table shows the minimum and maximum total operating expenses charged by the Portfolios and the Calvert Series that you may pay periodically during the time that you invest under a Contract.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

                                                              MINIMUM    MAXIMUM
                                                              -------    -------
Expenses that are deducted from the assets of the Portfolio    0.28       1.01
  (or the Calvert Series), including management fees and
  other expenses............................................
Expenses after taking account of certain reimbursements or     0.28       1.00
  waivers of expenses and fees..............................


The following table shows the fees and expenses of each Portfolio. Your investment in each Variable Funds Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests. Details concerning the fees and expenses of the Calvert Series are contained in the prospectus for the Calvert Series.


-----------------------------------------------------------------------------------------------------------------------
                                                        HIGH       INTERMEDIATE
                                           MONEY       QUALITY      GOVERNMENT       CORE       HIGH-YIELD
                                          MARKET        BOND           BOND          BOND          BOND       BALANCED
                                         PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
 Management Fees.......................    0.25         0.35           0.35          0.35          0.55         0.45
-----------------------------------------------------------------------------------------------------------------------
 Other Expenses........................    0.03         0.03           0.04          0.04          0.06         0.07
-----------------------------------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating          0.28         0.38           0.39          0.39          0.61         0.52
   Expenses............................
-----------------------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense                   --           --             --            --          0.01         0.02
   Reimbursement(1)....................
-----------------------------------------------------------------------------------------------------------------------
 Net Expenses..........................    0.28         0.38           0.39          0.39          0.60         0.50
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                VALUE &     GROWTH &      EQUITY       SPECIAL     AGGRESSIVE    INTERNATIONAL
                                INCOME       INCOME       GROWTH       EQUITY        EQUITY         EQUITY        CALVERT
                               PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO       PORTFOLIO      SERIES
-------------------------------------------------------------------------------------------------------------------------
 Management Fees.............    0.45         0.60         0.62         0.80          0.97           0.75          0.70
-------------------------------------------------------------------------------------------------------------------------
 Other Expenses..............    0.03         0.06         0.03         0.04          0.04           0.12          0.21
-------------------------------------------------------------------------------------------------------------------------
 Total Annual Portfolio          0.48         0.66         0.65         0.84          1.01           0.87          0.91
   Operating Expenses........
-------------------------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense         --         0.01           --           --          0.01             --            --
   Reimbursement(1)..........
-------------------------------------------------------------------------------------------------------------------------
 Net Expenses................    0.48         0.65         0.65         0.84          1.00           0.87          0.91
-------------------------------------------------------------------------------------------------------------------------

------------------
(1) The investment adviser to each Portfolio has contractually agreed to reimburse certain Portfolio expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

Annual Contract Fee.........................................  None
ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees.............................................  0.20%(1)
Mortality and Expense Risk Fees.............................  1.10%(2)
Other Expenses..............................................  None
TOTAL ANNUAL EXPENSES.......................................  1.30%(2)

------------------
(1) These fees are charged directly to the Strategic Variable Funds Subaccounts. Each Strategic Variable Funds Subaccount will also bear, indirectly, its pro rata share of the expenses of the Portfolios in which it invests through the various Variable Funds Subaccounts. See below for a table showing the expenses (after waivers and reimbursements) for the Portfolios in which the Variable Funds Subaccounts invest.
(2) TFLIC reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice. These Mortality and Expense Fees are charged to the underlying Variable Funds Subaccounts. Each Strategic Variable Funds Subaccount will bear, indirectly, its pro rata share of the mortality and expense risk fees charged at the Variable Funds Subaccount level.


The following table shows the annual expenses (after waivers and reimbursements) for each Portfolio in which the Strategic Variable Funds Subaccounts will, indirectly, invest. Your investment in each Strategic Variable Funds Subaccount will bear its pro rata share of the Portfolios' fees and expenses.


                                                                                           TOTAL ANNUAL
                                                        MANAGEMENT FEE                  PORTFOLIO EXPENSES
                                                      (AFTER WAIVERS AND     OTHER      (AFTER WAIVERS AND
                                                       REIMBURSEMENTS)      EXPENSES    REIMBURSEMENTS)(1)
                                                      ------------------    --------    ------------------
Money Market Portfolio..............................         0.25%            0.03%            0.28%
High Quality Bond Portfolio.........................         0.35%            0.03%            0.38%
Core Bond Portfolio.................................         0.35%            0.04%            0.39%
High-Yield Bond Portfolio...........................         0.54%            0.06%            0.60%
Value & Income Portfolio............................         0.45%            0.03%            0.48%
Growth & Income Portfolio...........................         0.59%            0.06%            0.65%
Equity Growth Portfolio.............................         0.62%            0.03%            0.65%
Special Equity Portfolio............................         0.80%            0.04%            0.84%
International Equity Portfolio......................         0.75%            0.12%            0.87%

------------------
(1) The investment adviser to each Portfolio has contractually agreed to reimburse certain Portfolio expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

The target weighted expense ratio for the Short Horizon Strategic Allocation Variable Fund is 1.73%, for the Intermediate Horizon Strategic Allocation Variable Fund is 1.83% and for the Intermediate/Long Horizon Strategic Allocation Variable Fund is 1.87%. The target expense ratio reflects the target allocation to each Variable Funds Subaccount.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

Examples
If you (i)surrender your Contract at the end of the applicable time period, (ii) annuitize at the end of the applicable period or (iii) do not surrender your Contract, you would pay the following expenses on a $10,000 investment. These examples assume a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of any subaccount's future performance) and assume the maximum fees and expenses of any of the Portfolios (or the Calvert Series). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.


The following example is based on fees before waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by TFLIC.


                                                       AFTER      AFTER      AFTER      AFTER
                     SUBACCOUNT                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     ----------                        ------    -------    -------    --------
Money Market.........................................   $156      $483      $  834      $1,824
High Quality Bond....................................   $166      $514      $  887      $1,933
Intermediate Government Bond.........................   $167      $517      $  892      $1,944
Core Bond............................................   $167      $517      $  892      $1,944
High-Yield Bond......................................   $188      $582      $1,001      $2,169
Balanced.............................................   $178      $551      $  949      $2,062
Value & Income.......................................   $176      $545      $  939      $2,041
Growth & Income......................................   $193      $597      $1,026      $2,222
Equity Growth........................................   $193      $597      $1,026      $2,222
Special Equity.......................................   $212      $655      $1,124      $2,421
Aggressive Equity....................................   $228      $703      $1,205      $2,585
Calvert..............................................   $219      $676      $1,159      $2,493
International Equity.................................   $215      $664      $1,139      $2,452


The following example is based on fees before waivers and reimbursements and reflects the imposition of the 1.10% mortality and expense risk charge presently in effect.


                                                       AFTER      AFTER      AFTER      AFTER
SUBACCOUNT                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                             ------    -------    -------    --------
Money Market.........................................   $140      $437      $  755      $1,657
High Quality Bond....................................   $151      $468      $  808      $1,768
Intermediate Government Bond.........................   $152      $471      $  813      $1,779
Core Bond............................................   $152      $471      $  813      $1,779
High-Yield Bond......................................   $173      $536      $  923      $2,009
Balanced.............................................   $163      $505      $  871      $1,900
Value & Income.......................................   $161      $499      $  860      $1,878
Growth & Income......................................   $178      $551      $  949      $2,062
Equity Growth........................................   $178      $551      $  949      $2,062
Special Equity.......................................   $197      $609      $1,047      $2,264
Aggressive Equity....................................   $213      $658      $1,129      $2,431
Calvert..............................................   $204      $630      $1,083      $2,338
International Equity.................................   $200      $618      $1,062      $2,296

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

Examples


If you (i) surrender your Contract at the end of the applicable time period,
(ii) annuitize at the end of the applicable time period or (iii) do not surrender your Contract, you would pay, using the target ratios of 1.73%, 1.83% and 1.87%, respectively, the following expenses on a $10,000 investment. These examples assume a 5% return each year (the assumption of a 5% return is required by the SEC and is not a prediction of any subaccount's future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.


The following example reflects fees charged at the Strategic Variable Funds Account, Variable Funds Account and Portfolio levels before waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by TFLIC.


                                                       AFTER      AFTER      AFTER      AFTER
         STRATEGIC ALLOCATION VARIABLE FUND            1 YEAR    3 YEARS    5 YEARS    10 YEARS
         ----------------------------------            ------    -------    -------    --------
Short Horizon........................................   $176      $545      $  939      $2,041
Intermediate Horizon.................................   $186      $576      $  990      $2,148
Intermediate/Long Horizon............................   $190      $588      $1,011      $2,190


The following example reflects fees charged at the Strategic Variable Funds Account, Variable Funds Account and Portfolio levels before waivers and reimbursements and reflects the imposition of the 1.10% mortality and expense risk charge presently in effect.


                                                       AFTER      AFTER      AFTER      AFTER
STRATEGIC ALLOCATION VARIABLE FUND                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------                     ------    -------    -------    --------
Short Horizon........................................   $191      $591      $1,016      $2,201
Intermediate Horizon.................................   $201      $621      $1,068      $2,306
Intermediate/Long Horizon............................   $205      $634      $1,088      $2,348

THE CONTRACTS

The Group Variable Annuity Contracts (the "Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, and IRA Contractholders and for taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation ("NQDC") Contracts. The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans of taxed organizations and tax-exempt organizations eligible to maintain such Plans. The
Section 403(b) Contract will provide tax-deferred annuities for employees of non-governmental tax-exempt and state educational organizations. The Section 457 Contract will provide deferred compensation to employees of governmental tax-exempt organizations. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand-alone taxed organizations; the NQDC Contracts will fund benefits for select employees of taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from individuals who are eligible under Section 408 to make such contributions. Section references are to the Internal Revenue Code of 1986, as amended (the "Code").

Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

With respect to the Section 401(a), Section 401(k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and
Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant.

THE ACCOUNTS

Purchase Payments under the Contracts are allocated to one of two segregated investment accounts of Transamerica Financial Life Insurance Company, which have been designated the Diversified Investors Variable Funds (the "Variable Funds Account") and the Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Account", and, together with the Variable Funds Account, the "Accounts").

The Variable Funds Account

The Variable Funds Account is divided into thirteen Subaccounts (the "Variable Funds Subaccounts"), twelve of which correspond to Diversified Investors Portfolios' Money Market, High Quality Bond, Intermediate Government Bond, Core Bond, High-Yield Bond, Balanced, Value & Income, Growth & Income, Equity Growth, Special Equity, Aggressive Equity and International Equity Portfolios, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Variable Funds Subaccount are invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series at their net asset value. See "Diversified Investors Portfolios" at page 12 and "Calvert Series" at page 11.

Diversified Investors Portfolios is an open-ended, diversified management investment company which has twelve series with differing investment objectives available under the Contracts. Each series of Diversified Investors Portfolios is managed by Diversified, an affiliate of TFLIC. DISC, a wholly-owned subsidiary of Diversified, is the principal placement agent.

The Calvert Series is a series of Calvert Variable Series, Inc. ("Calvert"), an open-end management investment company whose investment adviser is Calvert Asset Management Company, Inc. The Calvert Series is an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Prospectus.

The value of a Participant's Accumulation Account maintained in a Variable Funds Subaccount will vary based upon the investment experience of the corresponding Portfolio or Calvert Series to which Purchase Payments are allocated.

The Strategic Variable Funds Account

The Strategic Variable Funds Account is divided into three Subaccounts (the "Strategic Variable Funds Subaccounts"), the Diversified Investors Short Horizon Strategic Allocation Variable Fund, the Diversified Investors Intermediate Horizon Strategic Allocation Variable Fund and the Diversified Investors Intermediate/Long Horizon Strategic Allocation Variable Fund.

Diversified is the investment adviser to each Strategic Variable Funds Subaccount and seeks to achieve the investment objective of each Strategic Variable Funds Subaccount by investing in a diversified portfolio of units issued by the Variable Funds Subaccounts. There are currently eleven Variable Funds Subaccounts with varying investment objectives available for investment by the Strategic Variable Funds Subaccounts; the Balanced Subaccount and the Calvert Series Subaccount are not available to the Strategic Variable Funds Subaccounts. See "Diversified Investors Strategic Variable Funds" at page 14. As noted above, the assets in each Variable Funds Subaccount are invested in a corresponding series of Diversified Investors Portfolios. See "Diversified Investors Portfolios" at page 12.

The value of a Participant's Accumulation Account maintained in a Strategic Variable Funds Subaccount will vary based upon the investment experience of the various Variable Funds Subaccounts and their corresponding Portfolios to which Purchase Payments are allocated.

CHARGES

TFLIC makes daily charges against the net assets of the Variable Funds Subaccounts at a maximum annual rate of 1.25%, consisting of .80% for mortality risks and .45% for administrative expense risks. The annual rate charged is 1.10% consisting of .70% for mortality risks and .40% for administrative expense risk. However, TFLIC reserves the right to charge a maximum fee of 1.25% upon notice thereof. See "Charges -- Charges for Mortality and Expense Risks" on page 16.

Diversified, as investment adviser to each Strategic Variable Funds Subaccount, imposes a charge against the net assets of each Strategic Variable Funds Subaccount, computed daily, at an annual rate of .20% for investment advisory and other services.

In addition, TFLIC reserves the right to deduct an annual contract charge not to exceed $50 from a Participant's Accumulation Account. See "Charges -- Annual Contract Charge" on page 16.

In addition to the charges set forth above, Diversified, which serves as investment adviser to each Portfolio, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each Portfolio or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses. See "Charges -- Investment Management Fees" on page 17.

Premium taxes may be payable on annuity considerations. See "Charges -- Premium Tax" on page 17.

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

Each Participant must direct Purchase Payments to the Variable Funds Account or the Strategic Variable Funds Account, or a combination of the two. Each Participant must also designate Subaccounts within each Account to which Purchase Payments will be directed. Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the underlying Portfolio or the Calvert Series, as appropriate, and, in the case of the Strategic Variable Funds Subaccounts, the investment experience of the Variable Funds Subaccounts in which the Strategic Variable Funds Subaccounts invest. See "Credit of Purchase Payments" on page 21.

REDEMPTION

A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his/her death all or a portion of the Units credited to his/her Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges. See "Restrictions Under the Texas Optional Retirement Program" on page 23 for withdrawal restrictions applicable to Contracts issued under the Texas Optional Retirement Program.

A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under a Contract and other significant withdrawal restrictions may be imposed by the Code. See "Federal Income Tax Status" on page 28.

TRANSFERS


A Participant may transfer Units back and forth between the Variable Funds Account and the Strategic Variable Funds Account. A participant also may transfer Units among the various Variable Funds Subaccounts and among the various Strategic Variable Funds Subaccounts to the extent permitted under the transfer or exchange procedures of any Portfolio in which a Variable Funds Subaccount or Strategic Variable Funds Subaccount is invested. See "Diversified Investors Portfolios" beginning on page 36. In any case, no transfer charges are imposed, and there is no limit to the number of transfers TFLIC may impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (800) 926-0044. See "Transfers" on page 20. TFLIC reserves the right to discontinue allowing telephone transfers.

PAYMENT OPTIONS

Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. See "Payment Options" on page 23.

VOTING RIGHTS

To the extent required by law, TFLIC will vote the interests in the Portfolios and the Calvert Series held in the Variable Funds Subaccounts in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. Similarly, to the extent required by law, TFLIC will vote the interests in the Variable Funds Subaccounts held in the Strategic Variable Funds Subaccounts in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. In each case, the Contractholders will instruct TFLIC in accordance with the instructions received from Participants. See "Voting Rights" on page 26.

DEATH BENEFIT

If a Participant dies before the Annuity Purchase Date, subject to the terms of any underlying Plan the Accumulation Account value will be paid to his/her beneficiary in a lump sum. See "Death Benefit" on page 22.

DISTRIBUTION OF THE CONTRACTS

DISC will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of TFLIC. The Contracts may also be sold through registered representatives of other broker-dealers authorized by DISC and applicable law who may be insurance agents licensed by an insurance company other than TFLIC. See "Distribution of the Contracts" on page 28.

FINANCIAL INFORMATION


The following tables contain financial information about the Accounts and are included in the Accounts' Annual Reports. The tables have been audited by PricewaterhouseCoopers LLP, independent accountants. Their reports on the financial statements and condensed financial information are included in the Annual Reports. The financial statements and condensed financial information are incorporated by reference into the Statement of Additional Information. Copies of the Annual Reports may be obtained without charge by calling (800) 926-0044.

                        CONDENSED FINANCIAL INFORMATION
                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                            ACCUMULATION UNIT VALUES

                                                                           UNIT VALUE
                                ------------------------------------------------------------------------------------------------
                                DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                  2002       2001       2000       1999       1998       1997       1996       1995       1994
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Money Market(a)...............   $18.81     $18.67     $18.11     $17.18     $16.45     $15.71     $15.01     $14.35     $13.65
High Quality Bond(b)..........   $14.15     $13.47     $12.58     $11.72     $11.45     $10.83     $10.34         --         --
Intermediate Government
  Bond(a).....................   $19.84     $18.52     $17.53     $16.18     $16.06     $15.13     $14.21     $13.84     $12.24
Core Bond(a)..................   $28.36     $26.24     $24.80     $22.75     $23.16     $21.67     $20.10     $19.63     $16.70
High-Yield Bond(b)............   $11.99     $11.87     $11.41     $12.00     $12.04     $11.84     $10.58         --         --
Balanced(a)...................   $28.97     $32.55     $34.75     $35.90     $32.46     $29.12     $24.62     $21.25     $16.66
Value & Income(a).............   $36.00     $42.95     $44.31     $40.87     $38.07     $33.98     $26.38     $22.48     $16.86
Growth & Income(d)............   $17.96     $23.46     $30.54     $37.40     $28.83     $21.50     $16.09     $13.29     $10.14
Equity Growth(a)..............   $35.00     $46.26     $58.57     $70.56     $51.55     $37.98     $30.50     $25.58     $21.65
Special Equity(d).............   $20.44     $27.32     $28.51     $30.04     $24.05     $23.40     $18.64     $14.88     $10.63
Aggressive Equity(c)..........   $10.32     $14.21     $20.88     $24.36     $14.92     $10.57     $10.01         --         --
Calvert(a)....................   $22.05     $25.38     $27.58     $28.73     $25.81     $22.40     $18.83     $16.87     $13.11
International Equity(e).......   $12.30     $14.97     $18.60     $23.11     $14.15     $12.87     $11.99     $10.53     $ 9.56

                                                           UNITS OUTSTANDING
                           ----------------------------------------------------------------------------------
                           DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,     DEC. 31,    DEC. 31,
                             2002        2001        2000        1999        1998         1997        1996
                           ---------   ---------   ---------   ---------   ---------   ----------   ---------
Money Market(a)..........  2,581,398   2,552,095   2,204,535   2,121,184   1,777,954    1,520,230   1,468,262
High Quality Bond(b).....  1,543,946   1,273,673     665,610     579,522     393,946      123,847      20,094
Intermediate Government
  Bond(a)................  2,181,036   1,782,182   1,454,739   1,502,336   1,623,414    1,285,250   1,352,706
Core Bond(a).............  1,933,347   1,999,667   1,645,094   1,710,978   1,572,400      962,769     813,757
High-Yield Bond(b).......    435,401     455,313     391,031     313,883     203,868       47,081         251
Balanced(a)..............  2,746,878   3,239,258   3,544,661   3,878,298   4,184,725    4,125,273   3,889,984
Value & Income(a)........  7,207,058   8,115,057   8,022,649   8,782,906   9,744,341   10,309,097   9,797,859
Growth & Income(d).......  5,579,094   6,231,973   6,519,122   6,072,770   5,222,023    2,817,842   1,341,567
Equity Growth(a).........  4,727,738   5,510,385   5,838,044   5,844,016   5,391,952    5,421,544   5,425,267
Special Equity(d)........  3,405,431   3,803,719   3,906,864   3,599,540   3,820,805    3,308,346   2,403,076
Aggressive Equity(c).....  4,103,500   4,373,710   4,446,884   2,649,773   1,167,284      533,625      81,079
Calvert(a)...............  1,400,341   1,462,817   1,491,257   1,450,380   1,381,200    1,293,126   1,212,176
International
  Equity(e)..............  3,862,561   4,240,159   3,722,351   3,152,866   2,409,233    2,061,367   1,392,586

                             UNITS OUTSTANDING
                           ---------------------
                           DEC. 31,    DEC. 31,
                             1995        1994
                           ---------   ---------
Money Market(a)..........  1,023,590     587,295
High Quality Bond(b).....         --          --
Intermediate Government
  Bond(a)................  1,313,065     580,105
Core Bond(a).............    638,648     385,881
High-Yield Bond(b).......         --          --
Balanced(a)..............  3,011,719   1,750,876
Value & Income(a)........  8,469,952   6,344,534
Growth & Income(d).......    388,800      29,489
Equity Growth(a).........  4,460,273   2,812,266
Special Equity(d)........    730,748      83,503
Aggressive Equity(c).....         --          --
Calvert(a)...............  1,052,208     575,200
International
  Equity(e)..............         --          --

------------------
(a) Commencement of Operations August 18, 1994.
(b) Commencement of Operations August 20, 1996 at $10.00 unit value.
(c) Commencement of Operations May 10, 1996 at $10.00 unit value.
(d) Commencement of Operation's August 24, 1994.
(e) The International Equity Subaccount fully redeemed its shares in the Scudder Variable Life Fund on October 18, 1996, and invested the proceeds in the International Equity series of Diversified Investors Portfolios. The unit value continued after the change in investment options.

                        CONDENSED FINANCIAL INFORMATION
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES

SHORT HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT

                              YEAR ENDING     YEAR ENDING     YEAR ENDING     YEAR ENDING     YEAR ENDING     YEAR ENDING
                             DEC. 31, 2003   DEC. 31, 2002   DEC. 31, 2001   DEC. 31, 2000   DEC. 31, 1999   DEC. 31, 1998
                             -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income
  (Loss)...................   $               $    (0.03)     $    (0.03)     $    (0.02)     $    (0.02)     $    (0.02)
Net realized and unrealized
  gains on securities......   $               $     0.42      $     0.60      $     0.77      $     0.15      $     0.67
Net increase in
  accumulation unit
  value....................   $               $     0.39      $     0.57      $     0.75      $     0.13      $     0.65
Accumulation unit value at
  beginning of period......   $               $    12.95      $    12.38      $    11.63      $    11.50      $    10.85
Accumulation unit value at
  end of period............   $               $    13.34      $    12.95      $    12.38      $    11.63      $    11.50
Total return...............             %           3.01%           4.60%           6.45%           1.13%           5.99%
Net assets, end of year....   $               $9,085,611      $7,013,073      $3,498,791      $2,523,200      $1,785,312
Expenses to average net
  assets...................             %           0.20%           0.20%           0.20%           0.20%           0.20%
Net investment loss to
  average net assets.......             %          (0.20)%         (0.20)%         (0.20)%         (0.20)%         (0.20)%
Portfolio turnover rate....             %             55%             68%             87%             84%            223%
Number of accumulation
  units outstanding at end
  of period................                      680,929         541,638         282,579         216,926         155,246

                              YEAR ENDING
                             DEC. 31, 1997
                             -------------
Net Investment Income
  (Loss)...................    $  (0.02)
Net realized and unrealized
  gains on securities......    $   0.87
Net increase in
  accumulation unit
  value....................    $   0.85
Accumulation unit value at
  beginning of period......    $  10.00
Accumulation unit value at
  end of period............    $  10.85
Total return...............        8.50%
Net assets, end of year....    $758,526
Expenses to average net
  assets...................        0.20%
Net investment loss to
  average net assets.......       (0.20)%
Portfolio turnover rate....         394%
Number of accumulation
  units outstanding at end
  of period................      69,892


INTERMEDIATE HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT

                              YEAR ENDING     YEAR ENDING     YEAR ENDING     YEAR ENDING     YEAR ENDING     YEAR ENDING
                             DEC. 31, 2003   DEC. 31, 2002   DEC. 31, 2001   DEC. 31, 2000   DEC. 31, 1999   DEC. 31, 1998
                             -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income
  (Loss)...................   $               $     (0.03)    $     (0.03)    $     (0.03)    $     (0.03)    $    (0.02)
Net realized and unrealized
  gains (losses) on
  securities...............   $               $     (1.06)    $     (0.46)    $     (0.16)    $      1.70     $     1.29
Net increase (decrease) in
  accumulation unit
  value....................   $               $     (1.09)    $     (0.49)    $     (0.19)    $      1.67     $     1.27
Accumulation unit value at
  beginning of period......   $               $     13.67     $     14.16     $     14.35     $     12.68     $    11.41
Accumulation unit value at
  end of period............   $               $     12.58     $     13.67     $     14.16     $     14.35     $    12.68
Total return...............              %          (7.97)%         (3.46)%         (1.32)%         13.17%         11.13%
Net assets, end of year....   $               $20,134,380     $21,693,802     $18,239,055     $15,953,762     $8,820,613
Expenses to average net
  assets...................              %           0.20%           0.20%           0.20%           0.20%          0.20%
Net investment loss to
  average net assets.......   $                     (0.20)%         (0.20)%         (0.20)%         (0.20)%        (0.20)%
Portfolio turnover rate....              %             53%             92%             98%             81%           129%
Number of accumulation
  units outstanding at end
  of period................                     1,600,072       1,586,623       1,287,928       1,111,519        695,501

                              YEAR ENDING
                             DEC. 31, 1997
                             -------------
Net Investment Income
  (Loss)...................   $    (0.02)
Net realized and unrealized
  gains (losses) on
  securities...............   $     1.43
Net increase (decrease) in
  accumulation unit
  value....................   $     1.41
Accumulation unit value at
  beginning of period......   $    10.00
Accumulation unit value at
  end of period............   $    11.41
Total return...............        14.10%
Net assets, end of year....   $3,362,873
Expenses to average net
  assets...................         0.20%
Net investment loss to
  average net assets.......        (0.20)%
Portfolio turnover rate....          419%
Number of accumulation
  units outstanding at end
  of period................      294,712

INTERMEDIATE/LONG HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT

                              YEAR ENDING     YEAR ENDING     YEAR ENDING     YEAR ENDING     YEAR ENDING     YEAR ENDING
                             DEC. 31, 2003   DEC. 31, 2002   DEC. 31, 2001   DEC. 31, 2000   DEC. 31, 1999   DEC. 31, 1998
                             -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income
  (Loss)...................   $               $    (0.03)     $    (0.03)     $    (0.03)     $    (0.03)     $    (0.02)
Net realized and unrealized
  gains (losses) on
  securities...............   $               $    (1.86)     $    (1.03)     $    (0.62)     $     2.54      $     1.62
Net increase (decrease) in
  accumulation unit
  value....................   $               $    (1.89)     $    (1.06)     $    (0.65)     $     2.51      $     1.60
Accumulation unit value at
  beginning of period......   $               $    14.28      $    15.34      $    15.99      $    13.48      $    11.88
Accumulation unit value at
  end of period............   $               $    12.39      $    14.28      $    15.34      $    15.99      $    13.48
Total Return...............             %         (13.24)%         (6.91)%         (4.07)%         18.62%          13.47%
Net assets, end of year....   $               $23,622,845     $26,797,935     $25,424,342     $20,592,888     $11,296,845
Expenses to average net
  assets...................             %           0.20%           0.20%           0.20%           0.20%           0.20%
Net investment loss to
  average net assets.......             %          (0.20)%         (0.20)%         (0.20)%         (0.20)%         (0.20)%
Portfolio turnover rate....           49%             44%             59%             72%            143%            455%
Number of accumulation
  units outstanding at end
  of period................                    1,906,765       1,873,995       1,656,966       1,288,011         838,229

                              YEAR ENDING
                             DEC. 31, 1997
                             -------------
Net Investment Income
  (Loss)...................    $  (0.02)
Net realized and unrealized
  gains (losses) on
  securities...............    $   1.90
Net increase (decrease) in
  accumulation unit
  value....................    $   1.88
Accumulation unit value at
  beginning of period......    $  10.00
Accumulation unit value at
  end of period............    $  11.88
Total Return...............       18.80%
Net assets, end of year....   4$,222,735
Expenses to average net
  assets...................        0.20%
Net investment loss to
  average net assets.......       (0.20)%
Portfolio turnover rate....
Number of accumulation
  units outstanding at end
  of period................     355,329


                                     TFLIC

Transamerica Financial Life Insurance Company (formerly known as AUSA Life Insurance Company, Inc.) is a stock life insurance company which was organized under the laws of the State of New York on October 3, 1947. TFLIC is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. TFLIC's principal place of business is 4 Manhattanville Road, Purchase, N.Y. 10577; (800) 926-0044.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

Diversified Investors Variable Funds (the "Variable Funds Account") was established by TFLIC under New York Insurance Law on November 30, 1993 as a separate account. The Variable Funds Account will hold assets that are segregated from all of TFLIC's other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Variable Funds Account. TFLIC is the legal holder of the assets in the Variable Funds Account and will at all times maintain assets in the Variable Funds Account with a total market value at least equal to the contract liabilities for the Variable Funds Account. The obligations under the Contracts are obligations of TFLIC. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Variable Funds Account without regard to other income, gains, or losses of TFLIC. The assets in the Variable Funds Account may not be charged with liabilities which arise from any other business TFLIC conducts. The Variable Funds Account assets may include accumulation of the charges TFLIC makes against a Contract participating in the Variable Funds Account. From time to time, any such additional assets may be transferred in cash to TFLIC's general account.

The Variable Funds Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Variable Funds Account. For state law purposes, the Variable Funds Account is treated as a part or division of TFLIC.

There are currently thirteen Subaccounts within the Variable Funds Account which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Social Balanced Portfolio (the "Calvert Series"), a series of Calvert Variable Series, Inc. ("Calvert, Inc."), an open-end management investment company registered with the SEC under the 1940 Act. The other Variable Funds Subaccounts invest in corresponding series (the "Portfolios") of Diversified Investors Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and the Portfolios. A description of the Calvert Series, its investment objects, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations are contained in the accompanying prospectus for the Calvert Series. Descriptions of the Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Diversified Investors Portfolios" at page 36. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Variable Funds Subaccounts in light of current market conditions and the investment risks attendant to investment in the various Portfolios and the Calvert Series.

CALVERT SERIES

The Calvert Series is a series of Calvert, Inc., a Maryland corporation registered with the SEC under the 1940 Act as an open-end management company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of Calvert, Inc. are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. Because the Calvert Series sells its shares to insurance companies offering both variable annuity and variable life insurance policies, potential for conflict between the interests of Contractholders of these contracts may arise. The Board of Directors of Calvert, Inc. will monitor the Calvert Series for the existence of any material irreconcilable conflicts between interests of Contractholders of all separate accounts investing in the Calvert Series. If it is determined by a majority of the Board of Directors of Calvert, Inc. that such a material conflict exists, then TFLIC will take whatever steps are necessary to eliminate the material conflict including withdrawing the assets allocable to the Calvert Series and reinvesting them in a different investment medium. For additional risk disclosure, see the Calvert Series prospectus which follows this Prospectus. The Calvert Series Subaccount of the Variable Funds Account will purchase and redeem shares from the Calvert Series at net asset value.

The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

DIVERSIFIED INVESTORS PORTFOLIOS

Each of the other twelve Variable Funds Subaccounts invests exclusively in a corresponding Portfolio, as set forth below:

VARIABLE FUNDS SUBACCOUNT                                            SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
-------------------------                                            ------------------------------------------
Diversified Investors Variable Funds Money Market
  Subaccount...............................................  Diversified Investors Money Market Portfolio (the "Money
                                                             Market Portfolio")
Diversified Investors Variable Funds High Quality Bond
  Subaccount...............................................  Diversified Investors High Quality Bond Portfolio (the
                                                             "High Quality Bond Portfolio")
Diversified Investors Variable Funds Intermediate
  Government Bond Subaccount...............................  Diversified Investors Intermediate Government Bond
                                                             Portfolio (the "Intermediate Government Bond Portfolio")
Diversified Investors Variable Funds Core Bond
  Subaccount...............................................  Diversified Investors Core Bond Portfolio (the "Core Bond
                                                             Portfolio")
Diversified Investors Variable Funds High-Yield Bond
  Subaccount...............................................  Diversified Investors High-Yield Bond Portfolio (the
                                                             "High-Yield Bond Portfolio")
Diversified Investors Variable Funds Balanced Subaccount...  Diversified Investors Balanced Portfolio (the "Balanced
                                                             Portfolio")
Diversified Investors Variable Funds Value & Income
  Subaccount...............................................  Diversified Investors Value & Income Portfolio (the "Value
                                                             & Income Portfolio")
Diversified Investors Variable Funds Growth & Income
  Subaccount...............................................  Diversified Investors Growth & Income Portfolio (the
                                                             "Growth & Income Portfolio")
Diversified Investors Variable Funds Equity Growth
  Subaccount...............................................  Diversified Investors Equity Growth Portfolio (the "Equity
                                                             Growth Portfolio")
Diversified Investors Variable Funds Special Equity
  Subaccount...............................................  Diversified Investors Special Equity Portfolio (the
                                                             "Special Equity Portfolio")
Diversified Investors Variable Funds Aggressive Equity
  Subaccount...............................................  Diversified Investors Aggressive Equity Portfolio (the
                                                             "Aggressive Equity Portfolio")
Diversified Investors Variable Funds International Equity
  Subaccount...............................................  Diversified Investors International Equity Portfolio (the
                                                             "International Equity Portfolio")

Diversified Investors Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Diversified Investors Portfolios.

Diversified acts as investment adviser and administrator to each Portfolio. Diversified has contracted with one or more subadvisers for certain investment advisory services for each Portfolio. The investment objectives of the Portfolios currently available under the Contracts through Variable Funds Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the Portfolios will be met.

MONEY MARKET PORTFOLIO: To provide liquidity and as high a level of income as is consistent with the preservation of capital.

HIGH QUALITY BOND PORTFOLIO: To provide a high risk-adjusted return while focusing on the preservation of capital.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO: To provide as high a level of current income as is consistent with the preservation of capital.

CORE BOND PORTFOLIO: To achieve maximum total return.

HIGH-YIELD BOND PORTFOLIO: To provide a high level of current income.

BALANCED PORTFOLIO: To provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

VALUE & INCOME PORTFOLIO: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary objective.

GROWTH & INCOME PORTFOLIO: To provide capital appreciation and current income.

EQUITY GROWTH PORTFOLIO: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary objective.

SPECIAL EQUITY PORTFOLIO: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

AGGRESSIVE EQUITY PORTFOLIO: To provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

INTERNATIONAL EQUITY PORTFOLIO: To provide a high level of long-term capital appreciation primarily through investment in a diversified portfolio of securities of foreign issuers.

See "Diversified Investors Portfolios" at page 36 and the Statement of Additional Information for more information on each of the Portfolios described above.

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Account") was established by TFLIC under New York Insurance Law on April 15, 1996 as a non-diversified separate account. The Strategic Variable Funds Account will hold assets that are segregated from all of TFLIC's other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Strategic Variable Funds Account. TFLIC is the legal holder of the assets in the Strategic Variable Funds Account and will at all times maintain assets in the Strategic Variable Funds Account with a total market value at least equal to the contract liabilities for the Strategic Variable Funds Account. The obligations under the Contracts are obligations of TFLIC. Income, gains, and losses, whether or not realized, from assets allocated to the Strategic Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Strategic Variable Funds Account without regard to other income, gains, or losses of TFLIC. The assets in the Strategic Variable Funds Account may not be charged with liabilities which arise from any other business TFLIC conducts. The Strategic Variable Funds Account assets may include accumulation of the charges TFLIC makes against a Contract participating in the Strategic Variable Funds Account. From time to time, any such additional assets may be transferred in cash to TFLIC's general account.

The Strategic Variable Funds Account is registered with the SEC under the 1940 Act as a management investment company, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Strategic Variable Funds Account. For state law purposes, the Strategic Variable Funds Account is treated as a part or division of TFLIC.

The investment objectives of the Strategic Variable Funds Subaccounts currently available under the Contracts are described briefly below. There can be no assurance that the investment objectives of any of the Strategic Variable Funds Subaccounts will be met. Each of the Strategic Variable Funds Subaccount's objectives may be changed without the approval of a majority of interest holders.

SHORT HORIZON STRATEGIC ALLOCATION VARIABLE FUND: To provide a high level of income and preservation of capital.

INTERMEDIATE HORIZON STRATEGIC ALLOCATION VARIABLE FUND: To provide a high total investment return.

INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION VARIABLE FUND: To provide long-term growth of capital and growth of income.

As a fundamental policy, each Strategic Variable Funds Subaccount offers a professionally managed asset allocation investment program by investing in a combination of the Variable Funds Subaccounts (other than the Intermediate Government Bond, Balanced, Aggressive Equity and Calvert Series Subaccounts) described above. These Variable Funds Subaccounts in turn invest in the Portfolios. Consistent with its investment objective, each Strategic Variable Funds Subaccount will allocate its assets among the Variable Funds Subaccounts according to Diversified's outlook for the economy, financial markets and relative market valuation of the Variable Funds Subaccounts and the underlying Portfolios. Each Strategic Variable Funds Subaccount's share price will fluctuate with changing market conditions and the value of the Variable Funds Subaccounts in which it invests. Purchase Payments should not be allocated to the Strategic Variable Funds Subaccounts for short-term financial needs nor used to play short-term swings in the stock or bond markets. The Strategic Variable Funds Subaccounts cannot guarantee that they will achieve their objectives.

As noted above, each Variable Funds Subaccount is a subaccount of the Variable Funds Account. Each Variable Funds Subaccount available under the Strategic Variable Funds Subaccounts seeks to achieve its investment objective by investing all of its assets in a corresponding Portfolio. See "Diversified Investors Variable Funds" above at page 11 and the Statement of Additional Information for more information on the Variable Funds Subaccounts. See "Diversified Investors Portfolios" below at page 36 and the Statement of Additional Information for more information on the Portfolios.

The following chart shows approximately how much of the assets of each Variable Funds Subaccount are invested in the Bond, Stock and Money Market Subaccounts. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time. Under severe market conditions, Diversified may allocate the assets of each Strategic Variable Funds Subaccount without limit to the Variable Funds Money Market Subaccount. For more information on allocations to the underlying Subaccounts, see Appendix A.


-------------------------------------------------------------------------------------------------
                                                                NORMAL APPROXIMATE ALLOCATIONS
-------------------------------------------------------------------------------------------------
                                                                BOND        STOCK    MONEY MARKET
                                                             SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------
  SHORT HORIZON
-------------------------------------------------------------------------------------------------
  INTERMEDIATE HORIZON
-------------------------------------------------------------------------------------------------
  INTERMEDIATE/LONG HORIZON
-------------------------------------------------------------------------------------------------


MANAGEMENT

Subject to such policies as the Board of Directors of TFLIC may determine and pursuant to the Investment Advisory Agreement with TFLIC with respect to the Strategic Variable Funds Subaccounts, Diversified Investment Advisors, Inc. manages the assets of each Strategic Variable Funds Subaccount in accordance with the investment policies approved by the Board of Directors of TFLIC. Subject to such policies, Diversified provides general investment advice to each Strategic Variable Funds Subaccount. Diversified is also the investment adviser of each of the Portfolios and the Diversified Investors Strategic Allocation Funds. For its services under the Investment Advisory Agreement, Diversified receives from each Strategic Variable Funds Subaccount fees accrued daily and paid monthly at an annual rate equal to 0.20% of the average daily net assets. Investment management decisions are taken by a committee of Diversified's personnel and not by a particular individual.

Diversified's address is 4 Manhattanville Road, Purchase, New York 10577. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON n.v., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.

The management of each Strategic Variable Funds Subaccount's business and affairs is the responsibility of the Board of Directors of TFLIC. The Board of Directors of TFLIC has established a managing board (the "Strategic Managing Board") and has delegated certain responsibilities for the operation of the Strategic Variable Funds Subaccounts to the Strategic Managing Board. A majority of the members of the Strategic Managing Board will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the members of the Strategic Managing Board also serve in similar positions with the Portfolios. Thus, if the interests of a Strategic Variable Funds Subaccount and the Portfolios were ever to become divergent, it is possible that a conflict of interest could arise and affect how these persons fulfill their fiduciary duties to that Strategic Variable Funds Subaccount and the Portfolios. The Strategic Managing Board believes they have structured each Strategic Variable Funds Subaccount to avoid these concerns. However, it is conceivable that a situation could occur where proper action for a Strategic Variable Funds Subaccount could be adverse to the interests of a Portfolio, or vice versa. If such a possibility arises, the Trustees/Directors and Officers of the affected funds and Diversified will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

Before approving any advisory contract, the Strategic Managing Board, including a majority of the members who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act, must find that advisory fees charged under such contract are based on services provided that are in addition to, rather than duplicative of, services provided pursuant to any Portfolio advisory contract.

INVESTMENT RESTRICTIONS

The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Strategic Variable Funds Subaccounts. Under its investment restrictions, each Subaccount may borrow money in an amount not to exceed 30% of the Subaccount's assets. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Subaccount's securities is not a violation of policy.

                                    CHARGES

Following is a discussion of various charges relating to an investment in either the Variable Funds Account or the Strategic Variable Funds Account. To the extent that charges are made against the Variable Funds Subaccounts, a pro rata share of these charges will ultimately be borne by Strategic Variable Funds Subaccounts investing in the Variable Funds Subaccounts.

CHARGES FOR MORTALITY AND EXPENSE RISKS


The maximum daily charges against the Variable Funds Subaccounts for mortality and expense risks assumed by TFLIC are computed and deducted from the value of the net assets of the Variable Funds Subaccounts. The maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of the Variable Funds Subaccounts. The daily charge will be deducted from the net asset value of each Variable Funds Subaccount on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the maximum deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in the Variable Funds Subaccounts. Of this charge, TFLIC estimates that .80% is for mortality risk and .45% is for expense risk. The daily charge from the Variable Funds Subaccounts, based on an annual mortality and expense risk rate of 1.10% (.70% for mortality risks and .40% for administrative expense risks), is 0.0030137%.


The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. TFLIC believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

Sales distribution expenses and any other expenses in excess of the described charges will be paid from TFLIC's general account and not directly from any Subaccount or from the mortality and expense risk charges. However, asset charges for TFLIC's assumption of mortality and expense risks might be a source of contribution to the surplus in TFLIC's general account.

ANNUAL CONTRACT CHARGE

TFLIC reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse TFLIC for administrative expenses relating to the maintenance of the Contracts. TFLIC has no present intention to impose such a charge; however, TFLIC may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. TFLIC also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in TFLIC's costs or in the services required from TFLIC. For example, waivers may be granted for Contractholders with large numbers of participants with large account balances or for Contractholders which assume certain administrative expenses which TFLIC would otherwise bear. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. TFLIC does not anticipate any profit from this charge.

INVESTMENT MANAGEMENT FEES

The Variable Funds Subaccounts

Because the Variable Funds Subaccounts purchase interests in the Portfolios and the Calvert Series, the net assets of the Variable Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Portfolios and the Calvert Series, as applicable.

Diversified serves as the investment adviser to each Portfolio. For information with respect to the arrangements under which Diversified provides such advisory services, including charges and arrangements with subadvisers, see "Management of Diversified Investors Portfolios" at page 48.

Calvert Asset Management Company, Inc. ("CAMCO") (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. CAMCO is the investment adviser for over 25 mutual funds, including the first and largest family of socially screened funds. As of March 31, 2003, CAMCO had over $8.5 billion in assets under management.

CAMCO uses a team approach to its management of the Calvert Series. Reno J. Martini, Senior Vice President and Chief Investment Officer, heads this team and oversees the management of all Calvert Funds for CAMCO. Mr. Martini has over 15 years of experience in the investment industry and has been the head of CAMCO's asset management team since 1985.

Calvert, Inc. has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with subadvisers without shareholder approval.

The Strategic Variable Funds Subaccounts

For its services as investment adviser to the Strategic Variable Funds Subaccounts, Diversified receives fees, accrued daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of each Strategic Variable Funds Subaccount.

Because the Strategic Variable Funds Subaccounts purchase interests in the Variable Funds Subaccounts, which, in turn, purchase interests in the Portfolios, the net assets of the Strategic Variable Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Portfolios. Diversified serves as the investment adviser to each Portfolio. For information with respect to the arrangements under which Diversified provides such advisory services, including charges and arrangements with subadvisers, see "Management of Diversified Investors Portfolios" at page 48.

PREMIUM TAX

Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from .5% to 3.5%. Attached as Appendix B is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

ELIGIBLE PURCHASERS

Each form of Contract is available for purchase by organizations eligible to maintain the particular type of underlying Plan. The purchaser is responsible for determining its eligibility to maintain any particular type of underlying Plan. Governmental tax-exempt organizations may purchase a Section 457 Contract. State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers of 403(b) Contracts. In addition, any organization qualifying as an IRA Contractholder may purchase or hold an IRA Contract. Any type of tax-exempt organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) Contract but generally only non-governmental tax-exempt organizations as well as taxed organizations may purchase a Section 401(k) or an NQDC Contract.

OWNERSHIP

The organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

The Section 401(a), Section 401(k), Section 457 and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments to the Variable Funds Account may be allocated among any of the Variable Funds Subaccounts. Similarly, Purchase Payments to the Strategic Variable Funds Account may be allocated among any of the Strategic Variable Funds Subaccounts.

All Purchase Payments credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

Since the Contracts are intended to implement the Plans of eligible purchasing organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (see "Annuity Purchase Date" on page 24) during which no Purchase Payments will be accepted by TFLIC, during a Participant's Accumulation Period Purchase Payments may be made in the amount authorized by the Participant or the terms of the underlying Plan. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

403(b) Contract

In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, TFLIC shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not TFLIC, to give written notice thereof to Participants.

401(a) Contract/401(k) Contract and NQDC Contracts

If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not TFLIC's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

457 and 408(IRA) Contracts

If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, TFLIC shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not TFLIC, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, TFLIC upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

A Participant may transfer all or a portion of his/her Accumulation Account in the Diversified Investors Variable Funds or the Diversified Investors Strategic Variable Funds among the various Subaccounts of that Account. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While TFLIC has no present intention to do so, TFLIC reserves the right to impose transfer charges at a later date.

Transfers from the Section 403(b), 401(a) and (k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Diversified Investors Variable Funds Contracts are permitted only to the Subaccounts which invest in the Balanced Portfolio, Value & Income Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Calvert Series or International Equity Portfolio. Transfers from the Section 403(b), 401(a) and
(k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Diversified Investors Strategic Variable Funds Contracts are permitted only to the Intermediate Strategic Allocation Variable Fund or the Intermediate/Long Strategic Allocation Variable Fund.

Certain other restrictions which apply to transfers from the TFLIC Section 403(b), Section 401(a), Section 401(k), NQDC and Section 408(IRA) Group Fixed Annuity Contracts to the Diversified Investors Variable Funds Contracts or the Diversified Investors Strategic Variable Funds Contracts are contained in the TFLIC Section 403(b) and Section 401(a) and NQDC and 408(IRA) Group Fixed Annuity Contracts.

Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by TFLIC may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. TFLIC will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that TFLIC fails to use reasonable procedures to verify the genuineness of telephone instructions, TFLIC may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY TFLIC

Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, TFLIC reserves the right to make the following changes:

  (1) To operate the Diversified Investors Variable Funds and the Diversified Investors Strategic Variable Funds in any form permitted under the 1940 Act or in any other form permitted by law;

  (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

  (3) To transfer any assets in a Subaccount to another Subaccount or to one or more separate accounts, or to TFLIC's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

  (4) To substitute, for the interests in a Portfolio or the Calvert Series held in any Variable Funds Subaccount, interests in another Portfolio or interests in another investment company or any other investment permitted by law; and

  (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds or the Contracts.

TFLIC will exercise its right to make any of these changes when, in TFLIC's judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law.
Contractholders will be notified of any changes and Participants will be notified of any changes that result in a material change in their Contract or in the investment options thereunder.

                          CREDIT OF PURCHASE PAYMENTS

A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by TFLIC at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by TFLIC is made complete, provided that if such information is not made complete within five business days after receipt
(i) the prospective Participant will be informed of the reasons for the delay, and (ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to TFLIC retaining the Purchase Payment until such information is made complete.

Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by TFLIC.

ALLOCATION OF PURCHASE PAYMENTS

Upon receipt of a Purchase Payment, it will be credited to the Account and the Subaccount or Subaccounts thereof designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

Allocation instructions may be changed at any time by sending to TFLIC a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by TFLIC. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. TFLIC reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

The Variable Funds Subaccounts

The Unit value for a Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

  (a) is the aggregate net asset value on the Valuation Date of all investments by the Variable Funds Subaccount in the Portfolio or the Calvert Series in which the Variable Funds Subaccount invests; and

  (b) is the mortality and expense risk charge accrued as of that Valuation Date; and

  (c) is the total number of Units held in the Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

The Strategic Variable Funds Subaccounts

The Unit value for a Strategic Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

  (a) is the aggregate net asset value on the Valuation Date of all investments by the Strategic Variable Funds Subaccount in the Variable Funds Subaccounts; and

  (b) is the investment advisory fee accrued as of that Valuation Date; and

  (c) is the total number of Units held in the Strategic Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.


TFLIC values the investment of each Strategic Variable Funds Subaccount at the respective unit values of the Variable Funds Subaccounts invested in. The unit values of such Variable Funds Subaccounts are, in turn, determined by the valuation practices of the underlying Portfolios. The Portfolios value the securities of the Money Market Portfolio based on the amortized cost method of valuation. Securities of other Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available or when a significant event is believed to have occurred between the time at which a market price is determined but prior to which the Portfolio's net asset value is determined (for example, where securities are primarily traded on a foreign exchange that has closed before the Portfolio's net asset value is calculated), assets are valued using fair value procedures under the direction of the Board of Trustees of the Portfolios. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Board of Trustees of the Portfolios has determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.


                                 DEATH BENEFIT


Under Section 403(b), Section 457, and 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (see "Annuity Purchase Date" on page 24), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. See "Section 403(b) Annuities" on page 29. Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for particulars.


If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by TFLIC. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, subject to the terms of any underlying Plan the remaining value will be paid in the following order: Participant's (1) spouse, (2) children, (3) parents, (4) siblings and (5) estate.

For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD

For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. See "Federal Income Tax Status" on page 28.

The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by TFLIC is received by TFLIC. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of interests in the Portfolios or the Calvert Series held by Variable Funds Subaccounts is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

A withdrawal will generally have federal income tax consequences which may include penalties. See "Federal Income Tax Status" on page 28.

With respect to Section 401(a), Section 401(k) and NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited. In each instance the underlying Plan document should be consulted to determine what options, if any, are available.

            RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

The Texas Optional Retirement Program ("Program") imposes on participants in such Program certain restrictions on withdrawal, which affect redemptions with respect to any variable annuity contract issued under the Program. Under section
830.104 of the Texas Government Code, such participant in the Program, in order to withdraw accumulated contributions from the retirement system, must complete the required application form prescribed by the board of trustees. A person who withdraws contributions pursuant to section 830.104 relinquishes all accrued rights in the retirement system.

Nothing in section 830.105 of the Texas Government Code, entitled Termination of Participation, precludes the election by a participant to withdraw accumulated contributions pursuant to section 830.104. However, section 830.105 restricts the availability of an annuity purchased under the Program to situations where the participant attains age 70 1/2 or terminates participation in the Program by: death, retirement, or termination of employment in all institutions of higher education.

                                PAYMENT OPTIONS

With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described below is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by TFLIC on his/her Annuity Purchase Date. See above for "Redemption During the Accumulation Period". However, Section 401(a),
Section 401(k) and

NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

ANNUITY PURCHASE DATE

The Annuity Purchase Date is the first day of the month coincident with or following the receipt by TFLIC of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 1/2 or, except in the case of 408(IRA) Contracts, retires at which time an election to receive an annuity or lump sum benefit must be made.

In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by TFLIC of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

Fixed Annuity payments are not made from the Variable Funds Account or the Strategic Variable Funds Account but are made from the general account of TFLIC which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the "1933 Act") nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

The following Fixed Annuity options may be available:

   (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

   (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

  (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

   (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

        If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

   (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lesser percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the initial period set forth in the Contract, the maximum rates set forth in the Contract. Thereafter, the annuity purchase rate will be the rate in effect as declared by TFLIC on the Annuity Purchase Date. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, TFLIC shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

The annuitant's beneficiary may direct in writing to TFLIC that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date TFLIC receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

The Variable Funds Subaccounts

The assets held in the Variable Funds Subaccounts will be invested in the Portfolios or the Calvert Series, as applicable. TFLIC is the legal holder of the interests and shares held in a Variable Funds Subaccount and as such has the right to vote to elect the governing boards of Diversified Investors Portfolios and Calvert, Inc., to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, TFLIC will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. TFLIC will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give these instructions. The record date for any such vote shall be selected by the governing boards of Diversified Investors Portfolios or Calvert Series.

Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Variable Funds Subaccount, with fractional votes for amounts less than $100. These votes, are converted into a proportionate number of votes in beneficial interests in a Portfolio or shares of the Calvert Series. Interests held in each Variable Funds Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by TFLIC in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, TFLIC may elect to vote in its own right.

A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the Portfolio or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Variable Funds Subaccount. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. TFLIC will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to TFLIC with respect to interests attributable to the Accumulation Account values held in each Variable Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct TFLIC to vote these interests in the same proportion as those shares for which instructions from Participants are received.

Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing boards of Diversified Investors Portfolios or Calvert, Inc.; (2) ratification of the independent accountant of a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (3) approval of changes in the Investment Advisory Agreement for a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s) with certain exceptions; (4) any change in the fundamental investment policies of a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the investors in Diversified Investors Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders,

IRA Contractholders and NQDC Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission to permit the Portfolios, pursuant to approval by the Board of Trustees, under certain circumstances to enter into and materially amend contracts with subadvisers without the approval of the investors of the applicable Portfolio. Investors in all of the Portfolios (including the applicable Variable Funds Subaccounts) have approved the exemptive order.

The Strategic Variable Funds Subaccounts

The assets held in the Strategic Variable Funds Subaccounts will be invested in units of the Variable Funds Subaccounts. TFLIC is the legal holder of the units in the Strategic Variable Funds Subaccounts and as such has the right to vote upon any matter that may be voted upon by holders of units. To the extent required by law, TFLIC will vote at regular and special meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. TFLIC will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give these instructions.

Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Strategic Variable Funds Subaccount, with fractional votes for amounts less than $100. Interests held in each Strategic Variable Funds Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by TFLIC in the same proportion as those interests in that Strategic Variable Funds Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, TFLIC may elect to vote in its own right.

A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in Strategic Variable Funds Subaccounts attributable to his/her portion of the Accumulation Account. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Strategic Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. TFLIC will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to TFLIC with respect to interests attributable to the Accumulation Account values held in a Strategic Variable Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct TFLIC to vote these interests in the same proportion as those shares for which instructions from Participants are received.

Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) approval of any change in the Investment Advisory Agreement corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (2) any change in the fundamental investment policies of the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (3) any other matter requiring a vote of the unitholders of a Subaccount. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act. On matters submitted for consideration by holders of units of the underlying Variable Funds Subaccounts, TFLIC will vote in proportion to the vote of all other holders of units in that underlying Variable Funds Subaccount.

General

TFLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the Portfolios, the Calvert Series or the Variable Funds Subaccounts, or to approve or disapprove an investment adviser or principal underwriter for one or more of the Variable Funds Subaccounts. In addition, TFLIC may disregard voting instructions that would require changes in the investment objectives or policies of any of the Portfolios, the Calvert Series or the Variable Funds Subaccounts or in an investment adviser or principal underwriter, if TFLIC reasonably disapproves those changes in accordance with applicable federal regulations. If TFLIC disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS

DISC will act as the principal underwriter and the distributor of the Contracts. DISC will perform all sales, marketing and administrative functions relative to the Contracts which participate in the Variable Funds Account or the Strategic Variable Funds Account, with certain exceptions in connection with the use of other authorized broker-dealers. DISC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. The Contracts are sold by individuals who are registered representatives of DISC and who are also licensed as insurance agents for TFLIC. The Contracts may also be sold through registered representatives of other broker-dealers authorized by DISC and applicable law who may be insurance agents licensed by an insurance company other than TFLIC. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

                           FEDERAL INCOME TAX STATUS

The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

The discussion which follows on the treatment of TFLIC and of the Contracts under federal income tax law is general in nature, is based upon TFLIC's understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

TAX TREATMENT OF TFLIC

TFLIC is taxed as a life insurance company under the Code.


Investment income and gains from the assets of the Variable Funds Account are reinvested and taken into account in determining the value of the Variable Funds Account. Under existing federal income tax law, TFLIC is generally entitled to deductions for reserves that offset any taxable income generated by of the Variable Funds Account.



Investment income and gains from the assets of the Strategic Variable Funds Account and the underlying Variable Funds Subaccounts are reinvested and taken into account in determining the value of the

Strategic Variable Funds Account and the underlying Variable Funds Subaccounts. Under existing federal income tax law, TFLIC is generally entitled to deductions for reserves that offset any taxable income generated by the Strategic Variable Funds Account.


TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

Diversified Investors Portfolios is organized as a New York trust. None of its series are subject to any income or franchise tax in the State of New York. TFLIC, as an investor in series of Diversified Investors Portfolios, will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolios) of such series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See "Tax Treatment of TFLIC" above.

SECTION 403(b) ANNUITIES

Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under
Section 501(c)(3) of the Code.

The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.


Purchase Payments meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement ("elective deferrals") are excluded from a Participant's gross income to the extent of $13,000 in 2004 (this limit is currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a
Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. All Purchase Payments under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit contributions by or on behalf of a Participant to the lesser of $40,000 (an amount subject to indexation for inflation) or 100% of the Participant's compensation. Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $1,000 in 2002 (an amount currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000 or if less the amount by which they are deemed to have undercontributed in prior years). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of any underlying retirement Plan.


When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income by the Participant will not be taxed. Full redemptions do not qualify for any special tax treatment which might otherwise be applicable to qualified plan lump sum distributions. However, a Participant may delay including certain distributions in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account (or IRA), Section 403(b) annuity or an employer's Section 401(a)/401(k) Plan or a governmental employer's
Section 457 Plan eligible and willing to accept such a rollover. A Participant may not rollover hardship distributions, distributions part of a series of installments or any required minimum distributions made after age 70 1/2, however.

If the Participant receives any amount under the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made on or after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant's becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the Participant), (7) paid to alternate payees under a qualified domestic relations order or (8) paid to the IRS pursuant to a levy to collect unpaid taxes.

RESTRICTIONS ON WITHDRAWALS OF ELECTIVE CONTRIBUTIONS. Any funds in the Participant's account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant's own contributions exclusive of earnings). However, any funds in the Participant's account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer's plan.

In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(a) PLANS


An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions on behalf of a Participant may not exceed the Section limits, i.e. the lesser of the $40,000 (as indexed) or 100% of such Participant's compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant's elective contributions under Section 402(g) of the Code is $13,000 in 2004 (this limit is currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $1,000 in 2002 (an amount currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.


When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions to participants born before 1936 may qualify for 10 year income averaging (using 1986 tax rates) and/or partial treatment as capital gains for amounts attributable to pre-1974 service if the payment constitutes a "lump sum distribution," as that term is defined in the Code, and if certain conditions are met.

The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution -- even though it is rendered not currently taxable by the Participant's subsequent rollover or transfer of the gross amount to an IRA,

Section 403(b) annuity or an employer's Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the plan to transfer the amount involved directly to an IRA,
Section 403(b) annuity or an employer's Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover. See "Income Tax Withholding" on page 33. In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to
Section 401(a) Plan distributions.

SECTION 408 (IRA) CONTRACTS

An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions. Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA,
Section 403(b) annuity or an employer's Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover.

If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant's becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, and (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education expenses, qualified first-time home buyer costs (subject to a $10,000 maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments.

MINIMUM DISTRIBUTION REQUIREMENTS

If the actual distributions from an IRA, Section 403(b) annuity or an employer's
Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 or, in any case other than an IRA distribution and if still employed at that age, the year in which he retires (see "Annuity Purchase Date", on page 24) the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

SECTION 457 PLANS


Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government or other tax-exempt employer to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $13,000 in 2004 (this limit is currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation) or 100% of the Participant's includable compensation. There is a "catch-up" provision which may permit a Participant to defer a greater amount prior to retirement and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to

$1,000 in 2002 (an amount currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). The available of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 457 Plan. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of Section 457 Plans of state and local governments must be held in trust for the "exclusive benefit" of the Participants (and their beneficiaries). Distributions from a Section 457 Plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2 or, if later, the year in which he retires. Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exempt employers, when made available. Distributions may be directly transferred without tax to an Section 457 Plan or, if paid by the Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) plans. Distributions from Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer's Section 401(a) Plan) the distributions would be subject to the excise tax.

NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS

Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation. Such Plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation Plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the Plan's definition of compensation. All amounts deferred and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from deferred compensation Plans may be permitted for reasons of hardship under certain conditions as specified in the Plans. Distributions from these Plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the Plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available, until paid out.

INCOME TAX WITHHOLDING

Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. TFLIC will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.

For NQDC Contracts and Section 457 Plans of non-governmental tax-exempt employers, Form W-2 withholding by the employer may be required.

For other Contracts other than under IRAs, mandatory 20% federal income tax withholding applies unless the distributions either are:

     1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

     2. Required by the Code upon the participant's attainment of age 70 1/2 (or retirement) or death, or

     3.  Made on account of hardship.

Such withholding will apply even if the distribution is rolled over into another plan qualified to receive the same, including an IRA. The withholding can be avoided if the participant's interest is directly transferred to that other plan. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.

Pursuant to Revenue Ruling 90-24 of the Code, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

                             ASSUMPTION REINSURANCE

The Contracts described in this Prospectus include group variable annuity contracts which were originally issued by MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New York) ("MONY") and then assumed by TFLIC (formerly AUSA Life Insurance Company) pursuant to certain assumption reinsurance agreements executed by MONY and TFLIC effective December 31, 1993. Pursuant to the terms of these agreements and applicable state insurance laws, affected MONY contractholders may elect to participate and "opt in" or choose to remain contractholders of MONY and "opt out" of the assumption.

The former holders of MONY contracts who opted in to the assumption of their contracts by TFLIC experience no differences in the terms or charges under the Contracts. All investment options previously available to these MONY contractholders are available under the Contracts under Variable Funds Subaccounts which correspond to investment options under the MONY contracts. In addition, such assumed TFLIC Contractholders may be able to direct the investment of their funds into certain additional investment options which were not available under the MONY contracts.

                                PERFORMANCE DATA

From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Variable Funds Subaccount reflects the results of the corresponding Portfolio or the Calvert Series and recurring charges and deductions borne by or imposed on the Variable Funds Subaccount and on the corresponding Portfolio or the Calvert Series. The data for each Strategic Variable Funds Subaccount reflects the results of the underlying Variable Funds Subaccounts invested in and the corresponding Portfolios and recurring charges and deductions borne by or imposed on the Strategic Variable Funds Subaccount, the underlying Variable Funds Subaccounts and the corresponding Portfolios. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

Variable Funds Money Market Subaccount

The performance data for this Subaccount will reflect "yield", "effective yield" and "total return". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

Other Variable Funds Subaccounts

The performance data for these Subaccounts will reflect "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the underlying Portfolio or Calvert Series, as applicable, and the Subaccount itself. "Annualized total return" for each of these Subaccounts and the Variable Funds Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Portfolio or Calvert Series, as applicable, and the Subaccount itself, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

Strategic Variable Funds Subaccounts

The performance data for the Strategic Variable Funds Subaccounts will reflect "yield" and "total return". The "yield" of each of the Strategic Variable Funds Subaccounts refers to the income generated by an investment in that Strategic Variable Funds Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Strategic Variable Funds Subaccount. The value of each Strategic Variable Funds Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees. "Annualized total return" for each of the Strategic Variable Funds Subaccounts refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

Information Relating To All Subaccounts

Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and annualized total return will be quoted for the most recent five-and ten-year periods, or the period from the commencement of operations of the Subaccount (or its corresponding Portfolio or predecessor separate account), if shorter.

Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, annualized total return quotations.

From time to time, information may be provided concerning general economic conditions and supply comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500, and from recognized independent sources such as Bank Rate Monitor, Money, Forbes, Barron's, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Frank Russell Universe Data, Wiesenberger Investment Companies Service, Mutual Fund Values, Mutual Fund Forecaster, VARDS and Morningstar.

In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor's 500 Stock Index, Salomon Brothers Broad Investment Grade Index, Lehman Brothers Core Bond Index, and Russell Price Driven Index, in order to provide the reader a basis of comparison for performance.

Please note that the investment results of each Subaccount will fluctuate over time.

Average Annual Total Returns


The annualized total return for the Subaccounts is shown for the periods ended December 31, 2003 indicated in the table below.


    ----------------------------------------------------------------------------------------------------------------------------
                                         INCEPTION                                                                    SINCE
                                          DATE(1)         1 YEAR        3 YEARS        5 YEARS        10 YEARS      INCEPTION
    ----------------------------------------------------------------------------------------------------------------------------
     MONEY MARKET(2)                       Dec-78           0.75%          3.08%          3.67%         3.84%          6.64%
    ----------------------------------------------------------------------------------------------------------------------------
     HIGH QUALITY BOND(2)                  Jul-90           5.05%          6.48%          5.50%         5.21%          5.81%
    ----------------------------------------------------------------------------------------------------------------------------
     INTERMEDIATE GOVERNMENT BOND(2)       Aug-90           7.13%          7.04%          5.57%         5.46%          6.26%
    ----------------------------------------------------------------------------------------------------------------------------
     CORE BOND(2)                          Jan-78           8.08%          7.62%          5.53%         6.13%          7.80%
    ----------------------------------------------------------------------------------------------------------------------------
     HIGH-YIELD BOND                       Sep-95           1.01%        (0.03)%          0.26%          N/A           3.56%
    ----------------------------------------------------------------------------------------------------------------------------
     BALANCED(2)                           Dec-92        (11.00)%        (6.90)%        (0.10)%         6.76%          6.88%
    ----------------------------------------------------------------------------------------------------------------------------
     VALUE & INCOME                        Jan-78        (16.18)%        (4.14)%          1.16%         9.24%         11.42%
    ----------------------------------------------------------------------------------------------------------------------------
     GROWTH & INCOME(2)                    Jan-86        (23.44)%       (21.69)%        (3.54)%         5.98%          8.94%
    ----------------------------------------------------------------------------------------------------------------------------
     EQUITY GROWTH(2)                      Mar-93        (24.34)%       (20.84)%        (1.62)%          N/A           6.13%
    ----------------------------------------------------------------------------------------------------------------------------
     SPECIAL EQUITY(2)                     Jan-86        (25.18)%       (12.05)%        (2.67)%         8.64%         10.52%
    ----------------------------------------------------------------------------------------------------------------------------
     AGGRESSIVE EQUITY                     May-96        (27.38)%       (24.90)%        (0.47)%          N/A           0.95%
    ----------------------------------------------------------------------------------------------------------------------------
     CALVERT SERIES                        Sep-86        (13.12)%        (8.79)%        (0.32)%         5.63%          7.17%
    ----------------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL EQUITY(2)               Dec-92        (17.84)%       (18.95)%        (0.89)%         5.95%          6.11%
    ----------------------------------------------------------------------------------------------------------------------------
     SHORT HORIZON STRATEGIC               Jan-97           3.01%          4.68%          4.22%          N/A           4.92%
    ----------------------------------------------------------------------------------------------------------------------------
     INTERMEDIATE HORIZON STRATEGIC        Jan-97         (7.97)%        (4.29)%          1.98%          N/A           3.90%
    ----------------------------------------------------------------------------------------------------------------------------
     INTERMEDIATE/LONG HORIZON
     STRATEGIC                             Jan-97        (13.24)%        (8.15)%          0.84%          N/A           3.63%
    ----------------------------------------------------------------------------------------------------------------------------

   (1) Inception date refers to the commencement of operations of each Subaccount except that where indicated by footnote 2, inception date refers to commencement of operations of a predecessor separate account.

   (2) Each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to, and thereby established, the Portfolios in which the corresponding Variable Funds Subaccounts invest their assets:

                                                              MONY POOLED
SERIES                                                        SEPARATE ACCOUNT
------------------------------------------------------------  -----------------------
Money Market................................................  Pooled Account No. 4
High Quality Bond...........................................  Pooled Account No. 15
Intermediate Government Bond................................  Pooled Account No. 10d
Core Bond...................................................  Pooled Account No. 5
Balanced....................................................  Pooled Account No. 14
Value & Income..............................................  Pooled Account No. 6
Equity Growth...............................................  Pooled Account No. 1
Growth & Income.............................................  Pooled Account No. 10a
Special Equity..............................................  Pooled Account No. 10b
International Equity........................................  Pooled Account No. 12

       Total returns calculated for any period for each of the Money Market, High Quality Bond, Intermediate Government Bond, Core Bond, Balanced, Value & Income, Growth & Income, Equity Growth, Special Equity and International Equity Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to its establishment and the performance of the corresponding Portfolio thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account adopted investment objectives, policies and practices substantially similar to those of the corresponding Portfolio invested in by the Subaccount. Total return percentages for the Subaccounts and the Portfolios reflect the historical rates of return for the applicable period. Total return percentages for the corresponding

      Pooled Separate Accounts reflect historical rates of return after giving effect to a one-time adjustment to reflect charges, expenses and fees in effect at the time the Portfolios commenced operations. The corresponding Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment restrictions imposed by the Act. If the corresponding Pooled Separate Accounts had been registered under the Act, investment performance might have been adversely affected.

The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The average annual total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding Portfolio or Calvert Series, as applicable, and the corresponding Subaccount.

                        DIVERSIFIED INVESTORS PORTFOLIOS

The Variable Funds Subaccounts other than the Calvert Series Subaccount invest exclusively in corresponding series of Diversified Investors Portfolios. The Strategic Variable Funds Subaccounts invest exclusively in Variable Funds Subaccounts. Diversified Investors Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company.

Each of the Variable Funds Subaccounts seeks its investment objective by investing all of its assets in a corresponding Portfolio. The investment objective of each Portfolio may be changed without the approval of investors in that Portfolio, but not without written notice thereof to its investors (including the applicable Subaccount) 30 days prior to implementing the change. TFLIC may withdraw the investment of a Subaccount from its Portfolio on any Portfolio Business Day (see page 53). Upon any such withdrawal, TFLIC would consider what action might be taken, including investment of the assets of the Subaccount in another pooled investment entity having the same investment objective.

PRINCIPAL INVESTMENT STRATEGIES

This section describes principal investment strategies of the series of Diversified Investors Portfolios currently available under the Contracts through the Subaccounts. There can, of course, be no assurance that any Portfolio will achieve its investment objectives. Except as noted below, each Portfolio's objectives and strategies may be changed without investor approval.

Please note that each Portfolio may also use strategies and invest in securities that are described in the Statement of Additional Information. Of course, a Portfolio's advisers might not use all of the strategies and investment techniques described below or in the Statement of Additional Information at any particular time.

Each Portfolio is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Portfolio pays when it buys and sells securities.

Each Portfolio may, from time to time, take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Portfolio may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

MONEY MARKET PORTFOLIO

The investment objective of the Money Market Portfolio is to provide liquidity and as high a level of income as is consistent with the preservation of capital. This Portfolio invests primarily in high quality, short-term money market instruments. The Portfolio may invest more than 25% of its total assets in obligations of U.S. banks.


The Portfolio is subject to SEC industry regulations applicable to money market funds. These regulations require that the Portfolio's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Portfolio's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Portfolio's investments be in U.S. dollar-denominated high quality securities which have been determined by the Portfolio to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. When interest rates are very low, as they have been recently, the Portfolio's expenses could absorb all or a significant portion of the Portfolio's income.

What are Money Market Instruments?

A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other corporations, the U.S. or a foreign government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt of corporations), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

The Portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Portfolio's net asset value to fluctuate.

If the Portfolio concentrates in bank obligations, the Portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Management of the Portfolio reflects the goal of maximizing yield, subject to the portfolio manager's outlook for short-term interest rates and anticipated liquidity needs. The Portfolio is constructed from an approved list of money market issues that have passed and maintain rigorous credit standards. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal. In general, the portfolio managers attempt to temper income volatility in the Portfolio by investing significant portions of the Portfolio in securities with maturities of thirty to forty-five days.

BOND PORTFOLIOS
What is a Bond?

A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.

The investment objective of the HIGH QUALITY BOND PORTFOLIO is to provide a high risk-adjusted return while focusing on the preservation of capital. This Portfolio invests primarily in a diverse portfolio of high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances the Portfolio invests at least 80% of its net assets in high quality bonds and related investments.

The dollar-weighted average maturity of the Portfolio generally does not exceed three years under normal circumstances. Individual securities held by the Portfolio may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The Portfolio's duration generally is between one and three years. Duration is a way of measuring the Portfolio's overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.

The Portfolio considers securities rated BBB or better by Standard & Poor's or Baa or better by Moody's (and securities that the Portfolio's advisers believe are of comparable quality) to be high quality. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.
What are U.S. Government Obligations?

U.S. GOVERNMENT OBLIGATIONS, including U.S. government bonds, are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.

The investment objective of the INTERMEDIATE GOVERNMENT BOND PORTFOLIO is to provide as high a level of current income as is consistent with the preservation of capital. This Portfolio invests primarily in U.S. government bonds and repurchase agreements secured by U.S. government obligations. Under normal circumstances the Portfolio invests at least 80% of its assets in government bonds and related investments.

The Portfolio also invests in mortgage-backed securities backed by pass-through certificates issued or guaranteed by the U.S. government or its agencies, and in other high quality, short-term obligations (such as corporate bonds and notes, bank obligations and repurchase agreements). ALTHOUGH THE PORTFOLIO INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

The Portfolio's duration generally is between one and five years, and its dollar-weighted average maturity generally is between three and ten years under normal circumstances. The Portfolio may invest in securities with maturities of as much as thirty years.

The portfolio managers of the HIGH QUALITY BOND PORTFOLIO and INTERMEDIATE GOVERNMENT BOND PORTFOLIO use "top down" economic analysis to determine economic outlook and to forecast interest rates. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of these Portfolios then attempt to select securities that will enable each Portfolio to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same top down approach when deciding which securities to sell. Securities are sold when a Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal.

What are Mortgage-Backed Securities?

Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions. Interests in these pools (called MORTGAGE-BACKED SECURITIES) are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations -- interests in the pool are then referred to as "GINNIE MAES", "FANNIE MAES" and "FREDDIE MACS." Mortgaged-backed securities include COLLATERALIZED MORTGAGE OBLIGATIONS, or CMOs.

The investment objective of the CORE BOND PORTFOLIO is to achieve maximum total return. This Portfolio invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). Under normal circumstances the Portfolio invests at least 80% of its net assets in bonds and related investments.

The Portfolio also invests in U.S. Treasury and agency securities, corporate bonds, high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Baa from Moody's or are of comparable quality as determined by the Portfolio's advisers.

The Portfolio's duration generally is between three and ten years, and its dollar-weighted average maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio manager uses both "top down" and "bottom up" analysis to determine sector, security and duration positions for the Core Bond Portfolio. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

The investment objective of the HIGH-YIELD BOND PORTFOLIO is to provide a high level of current income. This Portfolio invests primarily in high-yielding, income producing debt securities, such as debentures and notes, and in convertible and non-convertible preferred stocks. Under normal circumstances the Portfolio invests at least 80% of its net assets in high-yield bonds and related investments.

High-yield securities usually are lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. The Portfolio considers securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) to be high-yield securities. See the Statement of Additional Information for more information on ratings.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders have priority in being repaid. As a result, when selecting investments, the Portfolio's advisers rely on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams.

The Portfolio may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional securities and (iii) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Portfolio.

                                    *  *  *

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Portfolios may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolios generally use derivatives for hedging purposes. Derivatives may have economic characteristics similar to the securities held by a Portfolio. In that case, derivative investments will be considered related investments for purposes of the Portfolio's policy to invest at least 80% of its net assets in the securities and related investments described above.

Each of the Bond Portfolios uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Each Portfolio's policy of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Portfolio will provide its shareholders with at least sixty days prior notice of any change in that policy.

Compliance with any policy or limitation for a Portfolio that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Portfolio's assets or for any other reason.

BALANCED PORTFOLIO

The investment objective of the BALANCED PORTFOLIO is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments. The Portfolio invests in a managed mix of equity and debt securities of predominantly U.S. issuers. However, the Fund may invest in securities of foreign issuers, including issuers located in emerging, or developing, markets.

The Portfolio's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Portfolio's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

The Portfolio varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Portfolio invests approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stock).

In selecting common stocks, the Portfolio emphasizes established companies. Most of the Portfolio's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Baa or better by Moody's) or considered by the Portfolio's advisers to be of comparable quality.

The Portfolio may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolio generally uses derivatives for hedging purposes.

The Portfolio uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

STOCK PORTFOLIOS

The investment objective of the VALUE & INCOME PORTFOLIO is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal. This Portfolio invests primarily in stocks of companies which, in the opinion of the Portfolio's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Portfolio emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The portfolio managers use a "bottom up" value-oriented approach in selecting investments for the Portfolio. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goals.

What is Value Investing?

Funds that use a VALUE-ORIENTED STRATEGY search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company's earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund's adviser may not be correct in its determinations of companies that are in fact undervalued, but have good longer term business prospects.

The investment objective of the GROWTH & INCOME PORTFOLIO is to provide capital appreciation and current income. This Portfolio invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Portfolio also may select securities based on their potential to generate current income. The Portfolio emphasizes securities of growing, financially stable and undervalued companies. This Portfolio attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. The Portfolio emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The investment objective of the EQUITY GROWTH PORTFOLIO is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal. This Portfolio invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. The Portfolio emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Portfolio uses multiple managers to control the volatility often associated with growth funds. Under normal circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments.

What is Growth Investing?

Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A fund's adviser may fail to pick stocks that outperform the economy or that do as well as the economy.

The investment objective of the SPECIAL EQUITY PORTFOLIO is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies. This Portfolio invests primarily in stocks of small to medium size companies which, in the opinion of the Portfolio's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Portfolio emphasizes common stocks of U.S. companies with market capitalizations of less than $2 billion. The Portfolio uses multiple managers to control the volatility often associated with investments in companies of this size. Under normal market circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments.

The Portfolio is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. The Portfolio utilizes two growth-style managers, two value-oriented managers and one core manager. The Portfolio is designed to provide an opportunity for higher returns relative to the broad small cap market during periods when a particular style is out of favor.

Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Special Equity Portfolio.

The investment objective of the AGGRESSIVE EQUITY PORTFOLIO is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks. This Portfolio invests primarily in high growth companies without regard to market capitalization. The Portfolio seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income, to achieve excess market returns relative to its benchmark, the Russell 2000 Growth Index. Under normal market circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments. The Portfolio also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. The Portfolio invests primarily in common stocks. The investment characteristics, such as price-to-earnings ratio, of the Portfolio can undergo major changes at any time. As a result, the value of shares of this Portfolio may be quite volatile. The Portfolio is actively managed, and the portfolio manager may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%.

The portfolio managers of the GROWTH & INCOME, EQUITY GROWTH, SPECIAL EQUITY and AGGRESSIVE EQUITY PORTFOLIOS use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goals.

The investment objective of the INTERNATIONAL EQUITY PORTFOLIO is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers. This Portfolio invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Portfolio's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. The Portfolio invests in equity securities of issuers in at least three countries other than the United States. The Portfolio invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Portfolio may invest up to 10% of its assets in securities of issuers in developing countries. Under normal market circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments. The Portfolio may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.


The portfolio managers of the INTERNATIONAL EQUITY PORTFOLIO use a "bottom-up" approach in which stock selection is based on in-depth local research. In selecting individual securities, the portfolio managers use a value-oriented strategy to identify companies that appear to be trading below their true worth. The managers blend their basic, fundamental approach with macroeconomics and political judgments on the outlook for economies, industries, currencies and markets. The managers also use a bottom up approach when deciding which securities to sell. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal.



The International Equity Portfolio has established new procedures concerning sales and purchases of shares of that Portfolio. These new procedures are designed to discourage large volume exchange activity by certain shareholders which has the potential to affect negatively the Portfolio and its other shareholders. Specifically, if a shareholder sells International Equity Portfolio shares (either through an exchange or a redemption), that shareholder may not be permitted to exchange shares back into the International Equity Portfolio for 90 days. This restriction on exchanges will not affect purchases of International Equity Portfolio shares through regular retirement plan contributions during any such 90 day period. In addition, The Diversified Investors Funds Group continues to reserve the right to modify or terminate the exchange privilege at any time with respect to any or all Portfolios.


                                    *  *  *

Each of the Stock Portfolios may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolios generally use derivatives for hedging purposes. Derivatives may have economic characteristics similar to the securities held by a Portfolio. In that case, derivative investments will be considered related investments for purposes of the Portfolio's policy to invest at least 80% of its net assets in the securities and related investments described above.

Each of the Stock Portfolios may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Portfolios use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Each Portfolio's policy of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Portfolio will provide its shareholders with at least sixty days prior notice of any change in that policy.

Compliance with any policy or limitation for a Portfolio that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Portfolio's assets or for any other reason.

ADDITIONAL INVESTMENT POLICIES

Investment Restrictions

The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Portfolios. Under its investment restrictions, each Portfolio may borrow money and enter into reverse repurchase agreements in an amount not to exceed 33 1/3% of the Portfolio's assets (including the borrowing) less liabilities (not including the borrowing). Except as otherwise noted, the Portfolios' investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Portfolio's securities is not a violation of policy.

Brokerage Transactions

The primary consideration in placing each Portfolio's securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. A Portfolio may execute brokerage or other agency transactions through an investment adviser or distributor of the Portfolio. These entities may be paid for these transactions.

CORE/FEEDER STRUCTURE

Each Subaccount which invests in a Portfolio does so through a two tier, core/feeder fund structure in which each such Subaccount invests in a corresponding Portfolio.

In addition to selling beneficial interests to such Subaccounts, Diversified Investors Portfolios may sell beneficial interests in its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in such Portfolio are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each Portfolio.

Smaller entities investing in a Portfolio may be materially affected by the actions of larger entities investing in that Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a Portfolio (other than a vote to continue the Portfolio upon the withdrawal of an investor in the Portfolio), TFLIC, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page 26, including, to the extent required by law, procedures through which TFLIC shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a Portfolio may require that TFLIC withdraw a Subaccount's interest in that Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. There are, however, other ways for Diversified Investors Portfolios to meet redemption requests from its investors, such as temporary borrowings.

RISK CONSIDERATIONS

The risks of investing in each Portfolio vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. For example, Portfolios investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Portfolios investing more of their assets in equity securities. Similarly, Portfolios investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than Portfolios investing more of their assets in fixed income securities. Certain of these risks are described in this section.

The net asset value of each Portfolio will change daily as the value of its underlying securities change. This means that an investor's shares may be worth more or less at the time of redemption than at the time of purchase. An investor may lose money by investing in the Portfolios.


Certain of the investment practices employed for the Portfolios may entail risks in addition to the risks described below. Certain of these risks are described in the Statement of Additional Information.


MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of some securities held by certain of the Portfolios may be quite volatile. Historically, equity securities have been more volatile than most debt securities in response to market risk.

INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Portfolio's share price to go down. Generally, the longer the average maturity of the bonds in a Portfolio, the more the Portfolio's share price will fluctuate in response to interest rate changes.


CREDIT RISK. Some issuers may not make payments on debt securities held by a Portfolio, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Portfolio. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Portfolio to sell. The lower quality debt securities in which the Portfolios may invest are more susceptible to these problems than higher quality obligations. Investments held by the High-Yield Bond Portfolio will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk. Investors should note that while securities issued by certain U.S. government agencies are guaranteed by the U.S. government, securities issued by many U.S. government agencies are not are guaranteed by the U.S. government.


GROWTH SECURITIES. The Growth & Income, Equity Growth and Aggressive Equity Portfolios each invest in securities their managers believe to have the potential for earnings growth. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Portfolio's investment in growth securities depends largely on the Portfolio's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a Portfolio investing in growth securities may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

VALUE INVESTING. When a Portfolio's portfolio managers use a value oriented approach in managing the Portfolio, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.

A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change. In addition, Portfolios with a value orientation may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor. The Value & Income and International Equity Funds are particularly susceptible to the risks of value investing.

PORTFOLIO SELECTION. The advisers of the Bond Portfolios and the Balanced Portfolio may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Bond Portfolio or the Balanced Portfolio may lose money, or their investment in a Bond Portfolio or the Balanced Portfolio may not do as well as investments in other fixed income funds or balanced funds.

The success of the investment strategy of the Growth & Income, Equity Growth and Aggressive Equity Portfolios depends largely on the skill of those Portfolios' advisers in assessing the growth potential of companies in which the Portfolios invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in those Portfolios may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.

The success of a Portfolio using a value approach, such as the Value & Income and International Equity Portfolios, depends largely on the adviser's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Portfolios may lose money or their investment in the Portfolio may not do as well as an investment in another stock fund using a value approach.

SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. Investments in small cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small cap companies may be more volatile, causing a Portfolio's share price to be volatile. Portfolios that invest a higher percentage of their assets in small cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies. Investments held in the Special Equity Portfolio are likely to be particularly susceptible to the risks of small cap companies.

FOREIGN SECURITIES. Each Portfolio may invest a portion of its assets in foreign securities. The International Equity Portfolio will invest a substantial portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

     - These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Portfolio investments, currency exchange controls and other limitations on the use or transfer of Portfolio assets and political or social instability.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     - Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     - Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     - Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Portfolio from realizing value in U.S. dollars from its investment in foreign securities.


     - The International Equity Portfolio and the Balanced Portfolio may invest in issuers located in emerging, or developing, markets. Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in developing countries. Certain of these markets, such as Argentina, have recently experienced significant turmoil. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors, but they also may provide lower rates of return or negative returns, for extended periods. Certain of these markets, such as Argentina, have recently experienced significant turmoil.



     - Since January 1, 2002, twelve of the fifteen countries participating in the European Economic and Monetary Union have adopted the Euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the Union in the face of changing economic conditions.



PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Portfolio may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Portfolio may not be able to reinvest that principal at attractive rates. The Portfolio would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Portfolio's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.


CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

DERIVATIVES. Each Portfolio may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed only in connection with hedging activities such as the following, but may also be used to generate income:

     - protecting against a decline in value of a Portfolio's current or anticipated securities holdings;

     -  as a substitute for buying or selling portfolio holdings; and

     -  seeking to generate income to offset expenses or increase return.


A hedge may be designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Portfolio could suffer greater losses than if the Portfolio had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Portfolio performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

BOARD OF TRUSTEES

The Board of Trustees of Diversified Investors Portfolios provides broad supervision over the affairs of Diversified Investors Portfolios. For further information about the Board of Trustees, see "Management of Diversified Investors Portfolios" in the Statement of Additional Information. A majority of the Board of Trustees are not affiliated with Diversified or any Subadviser.

INVESTMENT ADVISER

Diversified manages the assets of each Portfolio pursuant to an Investment Advisory Agreement with Diversified Investors Portfolios with respect to that Portfolio and in accordance with the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees may determine, Diversified provides general investment advice to each Portfolio. It is Diversified's responsibility to select, subject to the review and approval of the Diversified Investors Portfolio's Board of Trustees, appropriate subadvisers with distinguished backgrounds and to review such subadviser's continued performance. For its services under the Investment Advisory Agreements, Diversified receives from each Portfolio the fees specified below. Diversified is currently waiving a portion of its investment advisory fee. Investment management decisions are taken by a committee of Diversified's personnel and not by a particular individual.

Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.


Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission to permit the Portfolios to obtain the services of one or more Subadvisers without investor approval under certain circumstances. The exemptive order also permits the terms of subadvisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, in each case without the approval of the investors of the applicable Portfolio, if those changes or continuation are approved by the Portfolio's Board of Trustees. Investors in all the Portfolios (including the applicable Variable Funds Subaccounts) have approved the exemptive order.


Diversified has selected Subadvisers for each Portfolio which have been approved by the Board of Trustees of Diversified Investors Portfolios and, except as permitted by the Portfolios' exemptive order, the investors in that Portfolio and has entered into an Investment Subadvisory Agreement with each Subadviser. It is the responsibility of the Subadviser(s) to each Portfolio to make the day-to day investment decisions for the Portfolio and to place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified and the policies set by the Trustees of Diversified Investors Portfolios. The Subadvisers are as follows and, except as otherwise noted, investment decisions are made by a committee of each subadviser's personnel:


MONEY MARKET PORTFOLIO


Capital Management Group. Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc. Capital Management Group has been a registered investment adviser since 1971. The address of Capital Management Group is 1740 Broadway, New York, New York 10019.


David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Money Market Portfolio since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO



Allegiance Investment Management, L.L.C.


Stephens Capital Management



Allegiance Investment Management, L.L.C. Allegiance was formed in 2001. Its predecessor, Allegiance Capital, Inc., was formed in 1988. 100% of Allegiance Capital, Inc's. assets were subsequently transferred to Allegiance. Allegiance has been a registered investment adviser since 2002. The principal business address of Allegiance is 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648.



Bill Mawhorter, Managing Director, Chairman and Chief Investment Officer of Allegiance, is responsible for the day-to-day supervision of the Intermediate Government Portfolio on behalf of Allegiance. Mr. Mawhorter has been a portfolio manager with Allegiance since 1988.



Stephens Capital Management ("SCM"). SCM was formed in 1982 and has been a registered investment adviser since 1982. The principal business address of SCM is 111 Center Street, Little Rock, Arkansas 72203.



William L. Tedford, Executive Vice President of Stephens, Inc., is responsible for the day-to-day supervision of the Intermediate Government Bond Portfolio on behalf of SCM. Mr. Tedford has been employed with Stephens, Inc. since 1966.


CORE BOND PORTFOLIO

BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.

HIGH QUALITY BOND PORTFOLIO

Merganser Capital Management Limited Partnership. Merganser was formed in 2000, as a successor to a business formed in 1984, and is owned by certain of its employees. Merganser, or its predecessor, has been a registered investment adviser since 1984. The principal business address of Merganser is One Cambridge Center, Cambridge, Massachusetts 02142.

HIGH-YIELD BOND PORTFOLIO

Eaton Vance Management. Eaton Vance Corp. is the direct owner of Eaton Vance Management which has been a registered investment adviser since October 30, 1990. The principal address of Eaton Vance Management is 255 State Street, Boston, Massachusetts 02109.

Linda Carter, Vice President, Portfolio Manager and Senior Fixed Income Analyst, and Michael W. Weilheimer, Director of High Yield Fixed Income, Vice President and Portfolio Manager, are responsible for the day-to-day supervision of management of the High-Yield Bond Portfolio. Ms. Carter has 17 years of investment experience and has held the following positions: Vice President, John Hancock Advisers; Senior Investment Officer, Allmerica Financial; Investment Analyst, United Business Services. Mr. Weilheimer has 13 years of investment experience and has held the following positions: Senior Analyst, Amroc Investments, L.P.; and Senior Analyst, Cowen & Company.

BALANCED PORTFOLIO

Aeltus Investment Management, Inc.
BlackRock Advisors, Inc.

Aeltus Investment Management, Inc. Aeltus was formed in 1972 and is an indirect wholly-owned subsidiary of ING Groep NV. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State House Square, Hartford, Connecticut 06103-3602.

Hugh Whelan and Douglas Cote are responsible for the day-to-day supervision of management of the Balanced Portfolio on behalf of Aeltus. Mr. Whelan has been a portfolio manager with Aeltus since 1989. Mr. Cote has been a portfolio manager with Aeltus since 2001 and an equity analyst with Aeltus since 1996.


BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.


VALUE & INCOME PORTFOLIO



Alliance Capital Management, L.P. Alliance Capital Management is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively as limited partners. Alliance has been a registered investment adviser since August 3, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.



In December 2003, Alliance Capital Management announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in some of certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Value & Income Portfolio.


GROWTH & INCOME PORTFOLIO

Aeltus Investment Management Inc.
Credit Suisse Asset Management, LLC

Aeltus Investment Management Inc. Aeltus was formed in 1972 and is an indirect wholly-owned subsidiary of ING Groep, NV. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State House Square, Hartford, Connecticut 06103-3602.

Hugh Whelan and Douglas Cote are responsible for the day-to-day supervision of management of the Growth & Income Portfolio on behalf of Aeltus. Mr. Whelan has been a portfolio manager with Aeltus since 1989. Mr. Cote has been a portfolio manager with Aeltus since 2001 and an equity analyst with Aeltus since 1996.

Credit Suisse Asset Management, LLC. Credit Suisse is the investment management division of Credit Suisse Group. Credit Suisse's predecessor firm was created in 1935 and has been a registered investment adviser since 1968. The principal business address of Credit Suisse is 466 Lexington Avenue, New York, New York 10017-3140.

D. Susan Everly, Margaret D. Miller and Sheryl Hempel are jointly responsible for the day-to-day management of the Growth & Income Portfolio on behalf of Credit Suisse. Ms. Everly has been employed by Credit Suisse since April 1998 and prior to that was an analyst at Goldman Sachs. Ms. Miller joined Credit Suisse in 2000 as a result of its acquisition of Donaldson, Lufkin & Jenrette where she had worked since 1996. Ms. Hempel joined Credit Suisse in 2000 from Morgan Stanley Dean Witter Investment Management which she joined in 1996.

EQUITY GROWTH PORTFOLIO

Ark Asset Management Co., Inc.

RCM Capital Management, LLC

Marsico Capital Management, LLC

Ark Asset Management Co., Inc. Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal address of Ark is 125 Broad Street, 13th Floor, New York, New York 10004.


RCM Capital Management, LLC. Dresdner RCM Global Investors LLC changed its name to RCM Capital Management, LLC effective January 1, 2004. RCM was established in 1996 and has been a registered investment adviser since 1972. The principal business address of RCM is Four Embarcadero Center, San Francisco, California 94111.


Marsico Capital Management, LLC. Marsico, a Delaware limited liability company, was formed in September 1997 and has been a registered investment adviser since September 26, 1997. Marsico is wholly owned by the Bank of America. The principal address of Marsico is 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Thomas F. Marsico, the Chairman and Chief Executive Officer of Marsico since 1997, is responsible for the day-to-day supervision of management of the Equity Growth Portfolio. From 1988 to 1997, Mr. Marsico was a portfolio manager for Janus Capital Corporation.

SPECIAL EQUITY PORTFOLIO

INVESCO Institutional (N.A.), Inc.
RS Investment Management, L.P.
Seneca Capital Management, LLC
Wellington Management Company, LLP
Westport Asset Management, Inc.

INVESCO Institutional (N.A.), Inc. INVESCO was formed in 1971 and has been a registered investment adviser since 1971. INVESCO is indirectly wholly owned by AMVESCAP PLC. The principal business address of INVESCO is 1166 Avenue of the Americas, 26th Floor, New York, New York 10036.

Jeremy S. Lefkowitz, Portfolio Manager, is responsible for the day-to-day management of the special Equity Portfolio on behalf of INVESCO. Mr. Lefkowitz has been employed by INVESCO since October 1974.

RS Investment Management, L.P. RS was formed in 1994 and is owned by certain of its employees. RS (or its predecessor) has been a registered investment adviser since 1984. The principal business address of RS is 388 Market Street, Suite 200, San Francisco, California 94111.

David J. Evans, Portfolio Manager, has been responsible for the day-to-day supervision of management of the Special Equity Portfolio on behalf of RS Investment Management, L.P. since 1999 and has been employed by RS Investment Management, L.P. since 1989.

Seneca Capital Management, LLC. Seneca (or its predecessor) has been a registered investment adviser since 1989. Seneca is owned by certain of its employees and Phoenix Investment Partners, a division of Phoenix Home Life. The principal business address of Seneca is 909 Montgomery Street, Suite 500, San Francisco, California 94133.

Gail P. Seneca, Chief Investment Officer and Richard D. Little, Sr. Equity Portfolio Manager are responsible for the day-to-day management of the Special Equity Portfolio on behalf of Seneca since 2002 and have been employed by Seneca since 1989.

Wellington Management Company, LLP. Wellington and its predecessor organizations have provided investment advisory services since 1928. Wellington has been a registered investment adviser since October 1979. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109.

Stephen T. O'Brien, Senior Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Special Equity Portfolio on behalf of Wellington since 2002 and has been employed by Wellington since 1983.

Westport Asset Management, Inc. Westport was founded in 1983 and is owned by certain of its employees. Westport has been a registered investment adviser since 1983. The principal business address of Westport is 253 Riverside Avenue, Westport, Connecticut 06880.

Andrew Knuth, Portfolio Manager, has been responsible for the day-to day management of the Special Equity Portfolio on behalf of Westport since 1994 and has been employed by Westport since 1983.

AGGRESSIVE EQUITY PORTFOLIO

McKinley Capital Management, Inc. McKinley was formed in March of 1991 and is owned by Robert B. Gillam. Commencing in 1998, McKinley awarded equity interest to key employees. McKinley has been a registered investment adviser since 1991. The principal business address of McKinley is 3301 C Street, Anchorage, Alaska 99503.

Robert B. Gillam, Portfolio Manager, has been responsible for the day-to-day supervision of management of the Aggressive Equity Portfolio since 1996 and has been employed by McKinley since 1991.

INTERNATIONAL EQUITY PORTFOLIO

Capital Guardian Trust Company. Capital Guardian was formed in 1968 and is owned by Capital Group International, Inc., which is owned by The Capital Group Companies, Inc. Capital Guardian is a trust company regulated by the California Department of Financial Institutions. The principal business address of Capital Guardian is 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a system of multiple portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

ADVISORY FEES


For the fiscal year ended December 31, 2003, the Portfolio paid Diversified and the subadvisers aggregate advisory fees (after waivers) equal to that percentage of each Portfolio's average daily net assets set forth in the table below.



Money Market Portfolio                                             %
High Quality Bond Portfolio                                        %
Intermediate Government Bond Portfolio                             %
Core Bond Portfolio                                                %
High-Yield Bond Portfolio                                          %
Balanced Portfolio                                                 %
Value & Income Portfolio                                           %
Growth & Income Portfolio                                          %
Equity Growth Portfolio                                            %
Special Equity Portfolio                                           %
Aggressive Equity Portfolio                                        %
International Equity Portfolio                                     %


ADMINISTRATOR

Diversified provides administrative services to the Portfolios, including regulatory reporting, office facilities and equipment and personnel. Diversified receives no additional fee for its administrative services to Diversified Investors Portfolios.

DISTRIBUTION ARRANGEMENTS

Diversified Investors Portfolios has retained the services of DISC as Exclusive Placement Agent. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. DISC receives no compensation as Exclusive Placement Agent.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02205, is the custodian of the securities held by the Portfolios and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Securities may be held by sub-custodians approved by the Board of Trustees of Diversified Investors Portfolios. Investors Bank & Trust Company is also dividend-disbursing agent for Diversified Investors Portfolios.

EXPENSES

The expenses of Diversified Investors Portfolios include the compensation of its Trustees who are not affiliated with Diversified; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Diversified Investors Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Diversified Investors Portfolios. Expenses of Diversified Investors Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Diversified Investors Portfolios' custodian for all services to the series of Diversified Investors Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Diversified Investors Portfolios; and the advisory fees payable to Diversified under the Investment Advisory Agreements.

                          OTHER INFORMATION REGARDING
                        DIVERSIFIED INVESTORS PORTFOLIOS

PURCHASE AND REDEMPTION OF INTERESTS IN DIVERSIFIED INVESTORS PORTFOLIOS

Beneficial interests in the Portfolios described in this Prospectus are currently being offered by DISC to TFLIC for allocation to the appropriate Variable Funds Subaccount to fund benefits payable under the Contracts. Investments in the Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in any of the Portfolios.

The net asset value of each Portfolio is determined each day during which the Advisers of that Portfolio are open for business ("Portfolio Business Day"). This determination is made once each day as of 4:00 p.m., New York time (the "Valuation Time").

Each investor in a Portfolio may add to or reduce its investment in such Portfolio on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in such Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the Valuation time on the following Portfolio Business Day.

An investor in a Portfolio may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Diversified Investors Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Diversified Investors Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Diversified Investors Portfolios, on behalf of each of its Portfolios, reserves the right to pay redemptions in kind. Unless requested by an investor, Diversified Investors Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Diversified Investors Portfolios, on behalf of each of its Portfolios, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Diversified Investors Portfolios is obligated to redeem beneficial interests in each Portfolio with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period. Investments in a Portfolio may not be transferred.

The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio's securities or determination of the net asset value of each Portfolio is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of investors in any Portfolio.

NET ASSET VALUE


Diversified Investors Portfolios values the securities of the Money Market Portfolio based on the amortized cost method of valuation. Securities of other Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available or when a significant event is believed to have occurred between the time at which a market price is determined but prior to which the Portfolio's net asset value is determined (for example, where securities are primarily traded on a foreign exchange that has closed before the Portfolio's net asset value is calculated), assets are valued using fair value procedures under the direction of the Board of Trustees of Diversified Investors Portfolios. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Board of Trustees of Diversified Investors Portfolios has determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.


TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

Diversified Investors Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolio) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

Diversified Investors Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Diversified Investors Portfolios must take into account, in computing its federal income tax liability, its share of Diversified Investors Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Diversified Investors Portfolios.

Withdrawals by any investor in Diversified Investors Portfolios from its corresponding Portfolio generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Diversified Investors Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a Portfolio, increased by such investor's share of income from that

Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from that Portfolio.

DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND LIABILITIES

Diversified Investors Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (referred to herein as "Portfolios"). Investments in each Portfolio may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a Portfolio (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Portfolio (and of no other Portfolio). However, the risk of an investor in a Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Investments in each Portfolio have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio will vote as a separate class, except as to voting for election of Trustees of Diversified Investors Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Diversified Investors Portfolios to be a matter which affects all Portfolios. As to any matter which does not affect a particular Portfolio, only investors in the one or more affected Portfolios are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Diversified Investors Portfolios it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval, or otherwise voted on in accordance with applicable law. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Diversified Investors Portfolios. Investors also have the right to remove one or more Trustees of Diversified Investors Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a Portfolio, investors would be entitled to share pro rata in the net assets of that Portfolio (and no other Portfolio) available for distribution to investors. See "Voting Rights" at page 26.

Each Portfolio determines its net income and realized capital gains, if any, on each Portfolio Business Day as defined above (see page 53) and allocates all such income and gain pro rata among the investors in such Portfolio at the time of such determination.

The "net income" of each Portfolio shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the Portfolio, less (ii) all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a Portfolio. All the net income of each Portfolio is allocated pro rata among the investors in the Portfolio (and no other Portfolio).

Inquiries regarding Diversified Investors Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                            INDEPENDENT ACCOUNTANTS

The statutory basis financial statements of TFLIC included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, Des Moines, Iowa. PricewaterhouseCoopers LLP, New York, New York serves as independent accountants to Diversified

Investors Variable Funds, Diversified Investors Strategic Variable Funds and Diversified Investors Portfolios.

                               LEGAL PROCEEDINGS


There are no legal proceedings to which Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds, any of their subsidiaries, TFLIC or Diversified is a party and which are expected to have a material adverse impact upon either (i) Diversified Investors Variable Funds or Diversified Investors Strategic Variable Funds or (ii) the ability of TFLIC or DISC to perform its respective obligations with respect to the Contracts which participate in the Variable Funds Account or the Strategic Variable Funds Account.



However, on or about December 1, 2003, a complaint styled Enron Corp. v. J. P. Morgan Securities, Inc., et al., Adversary Proceeding No. 03-92677 (AJG) was filed in the United States Bankruptcy Court for the Southern District of New York. The complaint, which relates to the pending Enron Corporation Chapter 11 bankruptcy proceedings, names as defendants those persons that held on October 30, 2001 certain commercial paper (notes) that had been issued by Enron. Among the named defendants are Diversified and two of the Portfolios (believed to be the Intermediate Government Bond Portfolio and the Value & Income Portfolio ("Defendant Portfolios")).



The complaint alleges that Enron sold commercial paper pursuant to an offering memorandum dated September 14, 2001 and that in a series of transactions between October 26, 2001 and November 6, 2001, Enron, at the urging of some or all of the defendants named in the complaint, transferred over $1 billion to the defendants for the purpose of prepaying the notes prior to their maturity. According to the complaint, among the transfers made by Enron during that period were transfers totaling $16,589,671.11 made to a group of entities including the Defendant Portfolios for the purpose of repurchasing the Enron commercial paper held by them. The complaint alleges that these transfers are avoidable under the bankruptcy code on the ground that they were preferential and constructively fraudulent, and seeks to hold Diversified, the Defendant Portfolios and certain other entities jointly and severally liable for these transfers.



Diversified and the Defendant Portfolios deny the claims raised in the complaint and are exploring defenses to the allegations. As of the date of this prospectus, this proceeding is still at an early stage and it would be premature to express a view as to the likelihood that Diversified or the Defendant Portfolios will prevail in this matter, the extent of loss that any such party might suffer should it not prevail, or whether any such party might be entitled to indemnification or contribution from any third party to compensate any such loss.


                      STATUTORY BASIS FINANCIAL STATEMENTS

The statutory basis financial statements for TFLIC, included in the Statement of Additional Information, should be distinguished from the financial statements of Diversified Investors Variable Funds and Diversified Investors Strategic Variable Funds and should be considered only as bearing on the ability of TFLIC to meet its obligations under the Contracts. The statutory basis financial statements of TFLIC should not be considered as bearing on the investment performance of the assets held in Diversified Investors Variable Funds or Diversified Investors Strategic Variable Funds.

                             ADDITIONAL INFORMATION

This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including statutory basis financial statements relating to TFLIC) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

For further information with respect to TFLIC and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes statutory basis financial statements relating to TFLIC), contact TFLIC at its address or phone number set forth on the cover of this Prospectus.

For further information with respect to the Calvert Series, Calvert, Inc. or Calvert Asset Management Company, Inc., including the Calvert Series' Statement of Additional Information, contact Calvert, Inc. at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

                                 MISCELLANEOUS

The Accounts are separate registered accounts of TFLIC. There is a possibility that one Account might become liable for a misstatement in this Prospectus about the other Account. TFLIC believes this possibility is remote.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


ITEM                                                           PAGE
----                                                           ----
Independent Accountants.....................................      1
Sale of Contracts/Principal Underwriter.....................      1
Texas Optional Retirement Program...........................      1
Performance Data............................................      1
  Variable Funds Money Market Subaccount....................      1
Diversified Investors Portfolios............................      2
  Investment Objectives, Policies and Restrictions Relating
     to the Portfolios......................................      2
  Portfolio Transactions and Brokerage Commissions..........     22
Investment Restrictions Relating to The Strategic Variable
  Funds Subaccounts.........................................     24
Performance Information Relating to The Strategic Variable
  Funds Subaccounts.........................................     25
Determination of Unit Value; Valuation of Securities........     27
Management of Diversified Investors Portfolios..............     30
Management of The Strategic Variable Funds Account..........     37
Diversified Investors Portfolios: Description of Trust......     41
Tax Information Relating to Diversified Investors
  Portfolios................................................     43
Statutory Basis Financial Statements of TFLIC...............     44
Appendix A -- Description of Security Ratings...............    A-1
Financial Statements........................................    F-1

                                  REQUEST FOR
                     DIVERSIFIED INVESTORS VARIABLE FUNDS/
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION

Detach and return in an envelope addressed to:

TFLIC
4 Manhattanville Road
Purchase, New York 10577

Please make sure that your name and the address to which you wish TFLIC to send the current Statement of Additional Information appears below:

Name

Address

Employer

                                      -A-1-

                                   APPENDIX A

                             STRATEGIC SUBACCOUNTS

As described in the prospectus, under normal market conditions the assets of each Strategic Variable Funds Subaccount are invested in Bond, Stock and Money Market Subaccounts approximately as follows:


-------------------------------------------------------------------------------------------------
                                                                NORMAL APPROXIMATE ALLOCATIONS
-------------------------------------------------------------------------------------------------
                                                                BOND        STOCK    MONEY MARKET
                                                             SUBACCOUNTS SUBACCOUNTS SUBACCOUNTS
-------------------------------------------------------------------------------------------------
  SHORT HORIZON                                                   %           %
-------------------------------------------------------------------------------------------------
  INTERMEDIATE HORIZON                                            %           %
-------------------------------------------------------------------------------------------------
  INTERMEDIATE/LONG HORIZON                                       %           %
-------------------------------------------------------------------------------------------------


Each Strategic Variable Funds Subaccount invests in the same underlying Bond and Stock Subaccounts. Diversified selects the underlying Subaccounts and the relative amounts to be invested in them to be generally representative, in Diversified's view, of the capital markets as a whole. The Bond Subaccounts reflect a mix of high quality, high yield and core bond investments. The Stock Subaccounts reflect a mix of U.S. and foreign investments, and a mix of market capitalizations and investment styles. Currently, the underlying Bond Subaccounts, and the percentages of each Strategic Variable Funds Subaccount's Bond Subaccount assets to be invested in these Bond Subaccounts, are:


  Core Bond Subaccount                                            %
  High Quality Bond Subaccount                                    %
  High-Yield Bond Subaccount                                      %


The underlying Stock Subaccounts, and the percentages of each Strategic Variable Funds Subaccount's Stock Subaccount assets to be invested in these Stock Subaccounts currently are:


  Large-cap (Growth & Income, Value & Income and Equity
     Growth Subaccounts)                                          %
  Small-cap (Special Equity Subaccount)                           %
  International (International Equity Subaccount)                 %


Under normal circumstances each Strategic Variable Funds Subaccount invests in the Money Market Subaccount in minimal amounts (typically less than 1% of its net assets) for cash management and liquidity purposes. However, under severe market conditions, Diversified may allocate the assets of each Strategic Variable Funds Subaccount without limit to the Money Market Subaccount. Diversified may change the overall asset allocations between Bond and Stock Subaccounts at any time to reflect its current strategy for asset allocation, and also may change the underlying Subaccounts, and the relative amounts invested in them, at any time.

                     (This page intentionally left blank.)

                                      -B-1-

                                   APPENDIX B

                          APPLICABLE PREMIUM TAX RATES


                                       PREMIUM TAX RATE PERCENT
                                      ---------------------------
                                                         NON-
                                      QUALIFIED       QUALIFIED
                                      ---------      ------------
California..........................     .50%            2.35%
District of Columbia................      --               --
Kentucky............................      --               --
Maine...............................      --             2.00%
Nevada..............................      --             3.50%
Puerto Rico.........................    1.00%            1.00%
South Dakota........................      --             1.25%
West Virginia.......................    1.00%            1.00%
Wyoming.............................      --             1.00%

Information about contracts can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds are available in the EDGAR database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2004


                        GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
          4 MANHATTANVILLE ROAD, PURCHASE, N.Y. 10577; (800) 926-0044


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 2004, AND SUPPLEMENTED FROM TIME TO TIME (THE "PROSPECTUS"), FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY ("TFLIC") WHICH INVEST IN DIVERSIFIED INVESTORS VARIABLE FUNDS (THE "VARIABLE FUNDS ACCOUNT") OR DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS (THE "STRATEGIC VARIABLE FUNDS ACCOUNT", AND, TOGETHER WITH THE VARIABLE FUNDS ACCOUNT, THE "ACCOUNTS"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING TFLIC AT 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (800) 926-0044.


A separate Statement of Additional Information is available without charge for Calvert Variable Series, Inc. ("Calvert, Inc.") of which the Calvert Social Balanced Portfolio is part by writing to Calvert, Inc. at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling (301) 951-4820.

TABLE OF CONTENTS


                            ITEM                              PAGE
                            ----                              ----
Independent Accountants.....................................     1
Sale of Contracts/Principal Underwriter.....................     1
Texas Optional Retirement Program...........................     1
Performance Data............................................     1
  Variable Funds Money Market Subaccount....................     1
Diversified Investors Portfolios............................     2
  Investment Objectives, Policies and Restrictions Relating
     to the Portfolios......................................     2
  Portfolio Transactions and Brokerage Commissions..........    22
Investment Restrictions Relating to The Strategic Variable
  Funds Subaccounts.........................................    24
Performance Information Relating to The Strategic Variable
  Funds Subaccounts.........................................    25
Determination of Unit Value; Valuation of Securities........    27
Management of Diversified Investors Portfolios..............    30
Management of The Strategic Variable Funds Account..........    37
Proxy Voting Guidelines and Procedures......................    40
Investment Advisory Services................................    40
Diversified Investors Portfolios: Description of Trust......    41
Tax Information Relating to Diversified Investors
  Portfolios................................................    43
Statutory Basis Financial Statements of TFLIC...............    43
Appendix A -- Description of Security Ratings...............   A-1
Appendix B -- Proxy Voting Guidelines and Procedures........   B-1
Financial Statements........................................   F-1

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, New York, New York serves as independent accountants to the Accounts. The statutory basis financial statements of TFLIC appearing on the following pages have been audited by Ernst & Young L.L.P., independent auditors, Des Moines, Iowa.

SALE OF CONTRACTS/PRINCIPAL UNDERWRITER


Diversified Investors Securities Corp. ("DISC"), which is an affiliate of TFLIC, is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of TFLIC. The Contracts may also be sold through other broker-dealers authorized by DISC and applicable law and who may be insurance agents licensed by an insurance company other than TFLIC. DISC is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.


DISC will not receive underwriting commissions. Registration as a broker-dealer does not mean that the SEC has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

TEXAS OPTIONAL RETIREMENT PROGRAM

Participants in the Texas Optional Retirement Program (the "Program") are subject to certain restrictions pertaining to redemptions. (See "Restrictions Under The Texas Optional Retirement Program" in the Prospectus). Pursuant to Rule 6c-7 of the Investment Company Act of 1940, as amended, (the "1940 Act"), the Registrant hereby represents that Rule 6c-7 of the 1940 Act is being relied upon and that the provisions of paragraphs (a) through (d) of each Rule have been complied with.

PERFORMANCE DATA

VARIABLE FUNDS MONEY MARKET SUBACCOUNT


For the seven day period ended December 31, 2003, the yield for the Variable
Funds Money Market Subaccount (the "Money Market Subaccount") was   % and the
effective yield was   %.


The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

As the Money Market Subaccount invests only in the Money Market Portfolio (the "Money Market Portfolio") of Diversified Investors Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Portfolio held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Portfolio held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Portfolio including the investment management fee.

DIVERSIFIED INVESTORS PORTFOLIOS

There are thirteen Subaccounts of Diversified Investors Variable Funds that are presently available for investment under the Contracts (the "Variable Funds Subaccounts"). There are three Subaccounts of Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Subaccounts") which are presently available for investment under the Contracts. Each Variable Funds Subaccount, other than the Variable Funds Subaccount which invests in the Calvert Series, invests in a corresponding series of Diversified Investors Portfolios. Those series of Diversified Investors Portfolios (the "Portfolios") are described in this Statement of Additional Information. Each Strategic Variable Funds Subaccount invests in a combination of the Variable Funds Subaccounts (other than the Variable Funds Subaccounts which invest in the Balanced Portfolio and the Calvert Series), which, in turn, invest in the Portfolios.

This section of the Statement of Additional Information describes each Portfolio, including the Money Market Portfolio, the High Quality Bond Portfolio, the Intermediate Government Bond Portfolio, the Core Bond Portfolio, the High-Yield Bond Portfolio, the Balanced Portfolio, the Value & Income Portfolio, the Growth & Income Portfolio, the Equity Growth Portfolio, the Special Equity Portfolio, the Aggressive Equity Portfolio and the International Equity Portfolio.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS RELATING TO THE PORTFOLIOS

                             INVESTMENT OBJECTIVES

The investment objective of each Portfolio is described in the Prospectus. There can, of course, be no assurance that a Portfolio will achieve its investment objective.

                              INVESTMENT POLICIES

The following supplements the discussion of the various investment strategies and techniques employed by the Portfolios as set forth in the Prospectus.

BANK OBLIGATIONS

Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Portfolios have established certain minimum credit quality standards for bank obligations in which they invest.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" below for more information.

U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Certain Federal agencies such as the Government National Mortgage Association
(GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government has historically provided financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COLLATERALIZED MORTGAGE OBLIGATIONS

A Portfolio may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security).

A Portfolio may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

MORTGAGE-BACKED SECURITIES

A Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage-backed securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Portfolio may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage-backed securities held by a Portfolio may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation, (FHLMC) which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-backed securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage-backed securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may also buy mortgage-related securities without insurance or guarantees.

COMMERCIAL PAPER

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

The Portfolios may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

     OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

     PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction.

     LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. "Letter of credit" paper has no limitations on purchasers.

VARIABLE RATE AND FLOATING RATE SECURITIES

The Portfolios may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the Portfolio's Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The applicable Subadvisers, on behalf of a Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Portfolios will not invest more than 15% (10% in the case of the Money Market Portfolio) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Illiquid Securities" below.

PARTICIPATION INTERESTS

A Portfolio may purchase from financial institutions participation interests in securities in which such Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Portfolio's Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the security, plus accrued interest. As to these instruments, a Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Portfolio will not invest more than 15% (10% in the case of the Money Market Portfolio) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Illiquid Securities" below.

ILLIQUID SECURITIES

Each Portfolio may invest up to 15% (10% for the Money Market Portfolio) of its net assets in illiquid securities, including restricted securities that are illiquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The liquidity of Rule 144A securities could be impaired if trading in these investments does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

UNSECURED PROMISSORY NOTES

A Portfolio also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Portfolio's investment objective. The Notes purchased by the Portfolio will have remaining maturities of 13 months or less. The Portfolio will invest no more than 15% (10% in the case of the Money Market Portfolio) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Portfolio cannot exercise the demand feature described above and as to which there is no secondary market). See "Illiquid Securities" above.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A Portfolio's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Portfolio may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Portfolios are fully collateralized, with such collateral being marked to market daily.

The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Portfolio's ability to meet its current obligations or impede investment management if a large portion of the Portfolio's assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

The Portfolios may, together with other registered investment companies managed by the Portfolios' Subadvisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

FOREIGN SECURITIES -- ALL PORTFOLIOS

The Portfolios may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Portfolio, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Portfolio's assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

FOREIGN SECURITIES -- MONEY MARKET PORTFOLIO

The Money Market Portfolio may invest in the following foreign securities: (a) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer); and (c) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Portfolio's Subadviser to be of comparable quality to the other obligations in which the Money Market Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FOREIGN SECURITIES -- PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO

Not more than 5% of a Portfolio's assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Portfolio to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

The Portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward currency exchange contracts may be entered into for each Portfolio for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Portfolio's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Portfolio.

Because some Portfolios may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolios from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are effected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolios may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

Each Portfolio may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Portfolio may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Portfolio would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Portfolio's holdings denominated in the currency sold.

Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

The Portfolios (other than the International Equity Portfolio) will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Portfolios may do so when their Subadvisers determine that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts for the Portfolio may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Portfolio which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Portfolio) of the Portfolio's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

It is expected that, under normal circumstances, the Portfolios would take delivery of such securities. When a Portfolio commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Portfolio establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Portfolios expect always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, although the Portfolios do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Portfolio would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

ZERO COUPON OBLIGATIONS

A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

A Portfolio may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Portfolio may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FOREIGN
CURRENCIES -- PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO

Futures Contracts. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

Purchases or sales of stock index futures contracts may be used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, the Portfolio may sell stock index futures contracts in anticipation of or during a decline in the market value of the Portfolio's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in a Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

When a Portfolio enters into futures contracts, the Portfolio will establish a segregated account to cover the Portfolio's obligations with respect to such futures contracts. The assets in the account will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Subadvisers believe that use of such contracts will benefit the Portfolios, if the Subadvisers' investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Portfolio, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.


The Portfolios are not regulated as "commodity pools" for purposes of the Commodity Exchange Act, regulations and related positions of the Commodity Futures Trading Commission ("CFTC").


Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Losses from the writing of call options are potentially unlimited. Accordingly, the Portfolios intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with its custodian.

The Portfolios may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Portfolio in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser's skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

OPTIONS ON SECURITIES -- PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO

The Portfolios may write (sell) covered call and put options to a limited extent on their portfolio securities ("covered options"). However, a Portfolio may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. A Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolios may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolios will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The applicable Subadviser will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions under the general supervision of the Adviser and the applicable Board of Trustees.

OPTIONS ON SECURITIES INDICES -- PORTFOLIOS OTHER THAN THE MONEY MARKET
PORTFOLIO

In addition to options on securities, the Portfolios may also purchase and write
(sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolios generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolios' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Portfolio may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX" -- PORTFOLIOS OTHER THAN THE MONEY MARKET
PORTFOLIO

In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Portfolio may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Portfolio engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Portfolio maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

The Portfolios will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Portfolio owns. There are certain additional transaction costs associated with short sales against the box, but the Portfolios endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a nonfundamental operating policy, it is not expected that more than 40% of a Portfolio's total assets would be involved in short sales against the box. The Portfolios do not currently intend to engage in such sales.

REAL ESTATE INVESTMENT TRUSTS

Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and a regulatory requirement that it distribute to its shareholders or unitholders as least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers and also to the risk that they may be unable to invest at attractive interest rates if the mortgages in which they invest are prepaid. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

DOLLAR ROLLS AND TBA SECURITIES

Each Portfolio may enter into dollar roll transactions and purchase To Be Announced Securities ("TBAS"). Dollar rolls are transactions where a Portfolio sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price. TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms.

LOANS OF PORTFOLIO SECURITIES

Each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Portfolio with respect to the loan is maintained with the Portfolio. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Portfolio's Subadviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. No Portfolio enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Portfolio receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In the event of the bankruptcy of the other party to a securities loan, the Portfolio could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Portfolio could experience a loss. No Portfolio will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Portfolio are subject to termination at the Portfolio's or the borrower's option. A Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

LOANS AND OTHER DIRECT INDEBTEDNESS

A Portfolio may purchase loans and other direct indebtedness, although the Stock Portfolios currently do not intend to make such investments. In purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Loans may be secured or unsecured. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation.

These loans typically are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. The loans typically are made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting for itself and for others in the syndicate interest, principal and other amounts due, and for enforcing its and their other rights against the borrower. A Portfolio's investment in loans may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or alternatively, as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services.

Certain of the loans and the other direct indebtedness acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when the Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other liquid securities in an amount sufficient to meet such commitments.

A Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Portfolio will purchase, a Portfolio's Subadviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. A Portfolio may purchase interests in loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Some loans may be in default at time of purchase. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

As a Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. In such cases, a Portfolio may evaluate as well the creditworthiness of the lending institution and may treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Portfolio's investments.

Interests in loans or other direct indebtedness are generally illiquid, and there is a limited trading market in these investments. The limited trading market can make it difficult to ascertain a market value for these investments.

TEMPORARY DEFENSIVE POSITIONS

Each Portfolio may, from time to time, take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Portfolio may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

CERTAIN OTHER OBLIGATIONS

Each Portfolio may invest in obligations other than those listed previously, provided such investments are consistent with the Portfolio's investment objective, policies and restrictions.

RATING SERVICES

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in Appendix A.

Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

                                                         INVESTMENT RESTRICTIONS

THE PORTFOLIOS

The "fundamental policies" of each Portfolio may not be changed with respect to the Portfolio without the approval of a "majority of the outstanding voting securities" of the Portfolio. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus means, with respect to a Portfolio, the lesser of (i) 67% or more of the total beneficial interests of the Portfolio present at a meeting, if the holders of more than 50% of the total beneficial interests of the Portfolio are present or represented by proxy, or (ii) more than 50% of the total beneficial interests of the Portfolio.

If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Portfolio's total assets or the value of a Portfolio's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

Fundamental Policies. As a matter of fundamental policy, no Portfolio may:

     (1) Borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     (2) Underwrite securities issued by other persons except insofar as Diversified Investors Portfolios or a Portfolio may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

     (3) Make loans to other persons except (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately;

     (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (Diversified Investors Portfolios may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

     (5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Portfolio reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks); or

     (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

Non-Fundamental Policies.

Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Portfolio from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

This policy may be changed by the Board of Trustees of Diversified Investors Portfolios.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Internal Revenue Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Portfolio if the applicable Subadviser believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective.

A Portfolio's purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Portfolios do not anticipate paying brokerage commissions in such transactions.

BROKERAGE TRANSACTIONS. Each Portfolio's Subadvisers may use brokers or dealers for Portfolio transactions who also provide brokerage and research services to the Portfolio or other accounts over which the advisers exercise investment discretion. A Portfolio may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Portfolio will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

Investment decisions for a Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by the Portfolio's Subadviser or its affiliates. If, however, the Portfolio and other investment companies or accounts managed by the Subadviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The following Portfolios paid the approximate brokerage commissions indicated for the fiscal years noted below:

BALANCED PORTFOLIO

     Fiscal year ended December 31, 2001: $930,939

     Fiscal year ended December 31, 2002: $1,235,517

     Fiscal year ended December 31, 2003: $


VALUE & INCOME PORTFOLIO

     Fiscal year ended December 31, 2001: $1,621,330

     Fiscal year ended December 31, 2002: $2,035,650

     Fiscal year ended December 31, 2003: $


GROWTH & INCOME PORTFOLIO

     Fiscal year ended December 31, 2001: $2,072,437

     Fiscal year ended December 31, 2002: $3,407,485

     Fiscal year ended December 31, 2003: $


EQUITY GROWTH PORTFOLIO

     Fiscal year ended December 31, 2001: $1,457,768

     Fiscal year ended December 31, 2002: $2,346,622

     Fiscal year ended December 31, 2003: $


SPECIAL EQUITY PORTFOLIO
     Fiscal year ended December 31, 2001: $4,062,047
     Fiscal year ended December 31, 2002: $11,096,424

     Fiscal year ended December 31, 2003: $


AGGRESSIVE EQUITY PORTFOLIO

     Fiscal year ended December 31, 2001: $582,215

     Fiscal year ended December 31, 2002: $885,827

     Fiscal year ended December 31, 2003: $


INTERNATIONAL EQUITY PORTFOLIO

     Fiscal year ended December 31, 2001: $665,485

     Fiscal year ended December 31, 2002: $804,229

     Fiscal year ended December 31, 2003: $

INVESTMENT RESTRICTIONS RELATING TO THE STRATEGIC VARIABLE FUNDS SUBACCOUNTS

Fundamental policies of the Strategic Variable Funds Subaccounts may not be changed without the approval of the lesser of (1) 67% of the beneficial holders of units present at a meeting if the holders of more than 50% are present in person or by proxy or (2) more than 50% of the beneficial holders of units. Other restrictions, in the form of operating policies, are subject to change by the Managing Board of the Strategic Variable Funds Account without unitholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Strategic Variable Funds Subaccount.

As a matter of fundamental policy, each Strategic Variable Funds Subaccount may not:

     (1) Borrowing. Borrow money, except each Strategic Variable Funds Subaccount may borrow as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. Each Strategic Variable Funds Subaccount will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely investment liquidations;

     (2) Loans. Make loans, although the Portfolios through which the Strategic Variable Funds Subaccounts invest may purchase money market securities and enter into repurchase agreements;

     (3) Margin. Purchase securities on margin;

     (4) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Strategic Variable Funds Subaccounts as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each Subaccount's total assets, valued at market;

     (5) Real Estate. Purchase or sell real estate;

     (6) Senior Securities. Issue senior securities (except permitted borrowings);

     (7) Short Sales. Effect short sales of securities; or

     (8) Underwriting. Underwrite securities issued by other persons, except to the extent that the Strategic Variable Funds Account or Subaccounts may be deemed to be underwriters within the meaning of the Securities Act of 1933 in connection with the purchase and sale of their portfolio securities in the ordinary course of pursuing their investment programs.

In addition, as a matter of fundamental policy, each Strategic Variable Funds Subaccount may engage in futures and options transactions through investments in the Portfolios.

As a matter of operating policy, each Strategic Variable Funds Subaccount may not:

     (1) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

     (2) Illiquid Securities. Purchase a security if, as a result of such purchase, more than 15% of the value of each Strategic Variable Funds Subaccount's net assets would be invested in illiquid securities or other securities that are not readily marketable;

     (3) Oil and Gas Programs. Purchase participations or other direct interests or enter into leases with respect to, oil, gas, other mineral exploration or development programs;

     (4) Options. Invest in options;

     (5) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if, to the knowledge of the Managing Board of the Strategic Variable Funds Account, those officers and directors of TFLIC and Diversified, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

     (6) Unseasoned Issuers. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of each Subaccount's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; or

     (7) Warrants. Invest in warrants.

Each Strategic Variable Funds Subaccount may invest more than 5% of its assets in any one Variable Funds Subaccount, and each Strategic Variable Funds Subaccount may invest substantially all of its assets, collectively, in Variable Funds Subaccounts.

Because of their investment objectives and policies, the Strategic Variable Funds Subaccounts will each concentrate more than 25% of their assets in the investment company industry. In accordance with the Strategic Variable Funds Subaccounts' investment programs set forth in the Prospectus, each of the Strategic Variable Funds Subaccounts may invest more than 25% of its assets in certain of the Variable Funds Subaccounts. However, each of the Portfolios in which each Variable Funds Subaccount will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Portfolio reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

PERFORMANCE INFORMATION RELATING TO THE STRATEGIC VARIABLE FUNDS SUBACCOUNTS

STANDARD PERFORMANCE INFORMATION

From time to time, quotations of a Strategic Variable Funds Subaccount's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner for each Strategic Variable Funds Subaccount:

TOTAL RETURN

The Strategic Variable Funds Subaccount's total return will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 to reach the value of that investment at the end of the periods. The Strategic Variable Funds Subaccount may also calculate total rates of return which represent aggregate performance over a period of year-by-year performance.

YIELD

The Strategic Variable Funds Subaccount's yield quotation will be based on the annualized net investment income per unit of the Strategic Variable Funds Subaccount over a 30-day period. The current yield for the Strategic Variable Funds Subaccount is calculated by dividing the net investment income per unit of the Strategic Variable Funds Subaccount earned during the period by the net asset value per unit of the Strategic Variable Funds Subaccount on the last day of that period. The resulting figure is then annualized. Net investment income per unit is determined by dividing (i) the dividends and interest earned during the period, minus accrued expenses for the period, by (ii) the average number of units entitled to receive dividends during the period.

COMPARISON OF STRATEGIC VARIABLE FUNDS SUBACCOUNT PERFORMANCE

Comparison of the quoted non-standardized performance of various investments is useful only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Strategic Variable Funds Subaccount with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective investors, a Strategic Variable Funds Subaccount also may compare these figures to the performance of other funds tracked by fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. An underlying Portfolio may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Strategic Variable Funds Subaccount's performance made by independent sources may also be used in advertisements concerning a Strategic Variable Funds Subaccount. Sources for a Strategic Variable Funds Subaccount's performance information may include, but are not limited to, the following:

     Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

     Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

     Financial Times, Europe's business newspaper, which features from time to time articles on international or country specific funds.

     Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

     Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

     Investor's Daily, a daily newspaper that features financial, economic and business news.

     Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

     Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     New York Times, a nationally distributed newspaper which regularly covers financial news.

     Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

     Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

     Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

     World Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

The performance of the Strategic Variable Funds Accounts may also be compared to benchmarks consisting of a combination of unmanaged indices, such as the Lehman Aggregate Bond Index, the Russell 1000 Value Index, the Russell 2000 Small Cap Index, the Salomon 90-Day Treasury Index, and the EAFE GDP Equity Index. When a Strategic Funds Account's performance is compared to such a combined benchmark, the percentage of each unmanaged index included in the benchmark will be disclosed.

DETERMINATION OF UNIT VALUE; VALUATION OF SECURITIES

TFLIC determines the unit value of each Subaccount each day on which the New York Stock Exchange is open for trading. (As a result, a Subaccount will normally determine its net asset value every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This daily determination of unit value is made as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time unless the Exchange closes earlier, by dividing the total assets of a Subaccount less all of its liabilities, by the total number of units outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of unit value next following the receipt of any purchase or redemption order deemed to be in good order.

Units of each Variable Funds Subaccount are valued based upon the valuation of the securities held by the corresponding underlying Portfolio in which the assets of the particular Variable Funds Subaccount are invested. Units of each Strategic Variable Funds Subaccount are valued based upon the valuation of the units of each Variable Funds Subaccount in which the assets of the particular Strategic Variable Funds Subaccount are invested. Therefore, the valuation of units in both the Variable Funds Subaccounts and the Strategic Variable Funds Subaccounts depends on the valuation policies of the underlying Portfolios. The following discussion describes the valuation policies of the Portfolios.

Beneficial interests in each Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act.


Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of non-U.S. securities are believed to have occurred between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of Diversified Investors Portfolios.


Equity securities are valued at the last sale price as of 4:00 p.m. (or earlier close of regular trading on the exchange) on the exchange on which they are primarily traded or at the ask price on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of Diversified Investors Portfolios. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which approximates fair value as determined by the Board of Trustees of Diversified Investors Portfolios. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued using fair value procedures in good faith by or at the direction of the Board of Trustees of Diversified Investors Portfolios. The fair value procedures may also be used to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the Portfolio's net asset value is calculated. A Portfolio that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures.

Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Adviser, under the supervision of the Board of Trustees of Diversified Investors Portfolios, in good faith, will establish a conversion rate for such currency.

A determination of fair value used in calculating net asset value must be made in good faith utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Portfolio could expect to receive upon its current sale. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

Each investor in each Portfolio, including the Variable Funds Subaccounts, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for trading. As of 4:00 p.m. (New York time) (or any earlier close of regular trading on the Exchange) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (a) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (b) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the following day the New York Stock Exchange is open for trading.

MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

The Trustees and officers of Diversified Investors Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is 4 Manhattanville Road, Purchase, New York 10577.

                                                                        TRUSTEES


---------------------------------------------------------------------------------------------------------------
                               POSITION HELD AND
                                 LENGTH OF TIME               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
        NAME AND AGE                 SERVED                         AND OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES:
----------------------------
 Mark Mullin                        Trustee          6/2002 to present--President and Chief Executive Officer;
 Age: 41                           since 1998        4/1995 to 6/2002--Vice President, Diversified Investment
                                                     Advisors, Inc.
 Peter G. Kunkel                    Trustee          6/2002 to present--Senior Vice President, Chief Operating
 Age: 53                           since 2002        Officer; 9/2001 to 6/2002--Vice President and Treasurer,
                                                     Diversified Investors Advisors, Inc.
----------------------------
 DISINTERESTED TRUSTEES:
----------------------------
 Neal M. Jewell                     Trustee          1995 to present--Consultant; Independent Trustee, EAI
 Age: 69                           since 1993        Select (a registered investment company).
 Robert Lester Lindsay              Trustee          7/1989 to present--Retired. Prior to 7/1989--Executive
 Age: 69                           since 2002        Vice President, The MONY Group, Inc. (an insurance
                                                     company).
 Eugene M. Mannella                 Trustee          8/1993 to present--President, International Fund Services,
 Age: 50                           since 1993        Inc. (mutual fund administration).
 Joyce Galpern Norden               Trustee          9/1996 to present--Vice President, Institutional
 Age: 64                           since 2002        Advancement, Reconstructionist Rabbinical College.
 Patricia L. Sawyer                 Trustee          1990 to present--President and Executive Search
 Age: 53                           since 1993        Consultant, Smith & Sawyer LLC.
---------------------------------------------------------------------------------------------------------------

                                                                        OFFICERS

Mr. Mullin is President and Chairman of the Board.


--------------------------------------------------------------------------------------------------------------
                            POSITION HELD AND
                              LENGTH OF TIME                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
      NAME AND AGE                SERVED                          AND OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------
 Robert F. Colby           Secretary since 1993    6/2002 to present--Senior Vice President and General
 Age: 48                                           Counsel; 1/1994 to 6/2002--Vice President and General
                                                   Counsel, Diversified Investment Advisors, Inc.; 11/1993 to
                                                   present--Vice President of Diversified Investors Securities
                                                   Corp.; 3/1999 to present--Vice President and Assistant
                                                   Secretary, Transamerica Financial Life Insurance Company.
 Joseph P. Carusone        Treasurer since 2002    6/2002 to present--Vice President; 12/1999 to
 Age: 38                                           6/2002--Director; 10/1993 to 12/1999--Vice President, Bank
                                                   of New York.
 Quedel Principal          Assistant Secretary     1/1/1996 to present--Vice President, Diversified Investment
 Age: 38                        since 2004         Advisors, Inc.; 6/2002 to present--Director, Diversified
                                                   Investors Securities Corp.
 Suzanne Montemurro        Assistant Treasurer     12/1998 to present--Director, Diversified.
 Age: 39                        since 2002
--------------------------------------------------------------------------------------------------------------


The Board of Trustees met six times during the Portfolios' last fiscal year. The Board has a standing audit committee currently composed all of the Trustees who are not "interested persons" of the Portfolios as defined in the 1940 Act. The Audit Committee met four times during the Portfolios' last fiscal year. The audit committee reviews the internal and external accounting and auditing procedures of the Portfolios and, among other things, considers the selection of the independent public accountants for the Portfolios. The Board does not have a standing nominating or compensation committee.

                                                                    COMPENSATION


For the fiscal year ended December 31, 2003, the Trust provided the following compensation to its Trustees. Messrs. Mullin and Kunkel are not compensated for their services as Trustees because of their affiliation with Diversified Investment Advisors, Inc.



    -------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL
                                         AGGREGATE            PENSION OR                               COMPENSATION
                                        COMPENSATION          RETIREMENT                                 FROM THE
                                          FROM THE             BENEFITS            ESTIMATED            TRUSTS AND
                                        DIVERSIFIED           ACCRUED AS             ANNUAL                FUND
                                         INVESTORS             PART OF           BENEFITS UPON         COMPLEX PAID
    NAME OF PERSON, POSITION             PORTFOLIOS         FUND EXPENSES          RETIREMENT          TO TRUSTEES
    -------------------------------------------------------------------------------------------------------------------
     Mark Mullin
     Trustee                               None                  None                 None               None
    -------------------------------------------------------------------------------------------------------------------
     Neal M. Jewell
     Trustee                               $4,500                None                 None               $18,000
    -------------------------------------------------------------------------------------------------------------------
     Peter G. Kunkel
     Trustee                               None                  None                 None               None
    -------------------------------------------------------------------------------------------------------------------
     Robert L. Lindsay
     Trustee                               $4,500                None                 None               $18,000
    -------------------------------------------------------------------------------------------------------------------
     Eugene M. Mannella
     Trustee                               $4,500                None                 None               $18,000
    -------------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden
     Trustee                               $4,500                None                 None               $18,000
    -------------------------------------------------------------------------------------------------------------------
     Patricia L. Sawyer
     Trustee                               $4,500                None                 None               $18,000
    -------------------------------------------------------------------------------------------------------------------


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgement to be independent, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.
                                                                  CODE OF ETHICS

The Trustees/Members of the Managing Board of Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds, Diversified Investment Advisors, Inc. and Diversified Investors Securities Corp., the investment adviser and distributor, respectively have adopted a Code of Ethics (the "Code"). This Code prohibits specific types of personal securities transactions which would create a conflict of interest. It also establishes reporting requirements and preventive procedures pursuant to the provisions of Rule 17j-1(b)(1) under the 1940 Act.

INVESTMENT ADVISORY SERVICES

Diversified Investment Advisors, Inc. (the "Adviser") manages the assets of each Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to that Portfolio, and subject to the investment policies described herein and in the Prospectus for the Portfolios. Subject to such further policies as the Board of Trustees of Diversified Investors Portfolios may determine, the Adviser provides general investment advice to each Portfolio.

For each Portfolio, the Adviser has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more Subadvisers.


Each Advisory Agreement and Subadvisory Agreement provides that the Adviser or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the investors in the Portfolio (with the vote of each being in proportion to its interests) or by a vote of a majority of the Board of Trustees of Diversified Investors Portfolios, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, or by the applicable Subadviser on not less than 90 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement. Similarly, each of the Subadvisory Agreements provides that the Subadviser shall be responsible only for managing the assets of the applicable Portfolio in good faith and in accordance with the terms of the Subadvisory Agreement and shall not be liable for any loss arising out of any investment or for certain others acts or omissions in the execution of security transactions for the Portfolio, except in the case of one or more of the following (depending on the provisions of the applicable Subadvisory Agreement): willful misfeasance, bad faith, negligence, gross negligence, breach of fiduciary duty, violation of law, or breach or reckless disregard of its obligations and duties under the Subadvisory Agreement.


The Adviser's and Subadviser's fees with respect to each Portfolio are described in the Prospectus.

Diversified is an investment firm dedicated to meeting the complete needs of retirement plan sponsors and participants from pre- through post-retirement. Diversified provides flexible, high-quality services coupled with the employment of independent investment managers in an innovative investment structure.

Diversified provides services with respect to $51 billion in retirement plan assets and has offices in Boston, Charlotte, Chicago, Cincinnati, Dallas, Houston, New Orleans, New York, Philadelphia, Portland and San Francisco. It maintains recordkeeping for more than one million participants and has 925 employees dedicated to retirement plan investment and administration. Its employees average more than seven years of retirement plan experience.

As experts in customizing retirement solutions, Diversified offers comprehensive programs of high-quality investments and administrative services to defined benefit, defined contribution and not-for-profit pension plan sponsors. Diversified forms a partnership with its clients to provide exceptional plan design, participant communication programs, recordkeeping services and technical guidance. Diversified's investment structure provides access to an array of complementary investment alternatives representing the major asset classes along the risk/reward spectrum.


Subadvisers are selected from more than 4,000 independent firms. Through a rigorous portfolio manager selection process which includes researching each potential subadviser's asset class, track record, organizational structure, management team, consistency of performance and assets under management, five to ten potential subadvisers are chosen. Out of that group, Diversified then carefully chooses the three most qualified potential subadvisers based on performance evaluation, ownership structure, personnel and philosophy to return for an on-site visit and a quantitative and qualitative analysis by the investment committee. Out of those three potential subadvisers, Diversified then hires what it believes to be the most qualified, independent subadviser for each Portfolio, subject to approval by the Board of Trustees of Diversified Investors Portfolios, including a majority of the Trustees who are not "interested persons" of Diversified Investors Portfolios.

In approving each Advisory Agreement and each Subadvisory Agreement, the Trustees considered, among other things, the nature and quality of the services provided by Diversified or the subadviser. The Trustees reviewed information regarding the investment performance of each Portfolio for the immediately prior year and past years and compared that performance with the performance of other funds with similar investment objectives and policies. The Trustees also considered the fees payable by the Portfolios. The Trustees reviewed data showing how the Portfolios' fees and total expense ratios compared with those of comparable funds.

The Trustees also considered the benefits to Diversified and the subadvisers from soft dollar arrangements with brokers and other fallout benefits to Diversified and the subadvisers. The Trustees reviewed information concerning the level of profits received by Diversified from its arrangements with each Portfolio.

Based upon their review, the Trustees determined that the terms of each Advisory Agreement and each Subadvisory Agreement were fairly standard in the mutual fund industry, and concluded that, with respect to each Portfolio, the agreements were reasonable, fair and in the best interests of the Portfolio and its investors. The Trustees also concluded that the fees provided in the Diversified Advisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Each Subadviser's performance on behalf of a Portfolio is carefully monitored by Diversified taking into consideration investment objectives and policies and level of risk. Diversified brings comprehensive monitoring and control to the investment management process. It seeks superior portfolio management and moves purposefully in replacing managers when warranted. From a plan sponsor's perspective, replacing a manager, and not the investment fund, is a key advantage in avoiding the expense and difficulty of re-enrolling participants or disrupting established plan administration.

Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified. Before each individual Portfolio relies on the exemptive order, the Portfolio's investors must approve it. Investors in all Portfolios have approved the exemptive order.

Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. Diversified's Manager Monitoring Group gathers and analyzes performance data and Diversified's Investment Committee reviews it. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of manager visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the investment fund is being managed in line with the stated objectives. Semiannually, the Investment Committee reviews the back-up manager selection, regression analysis and universe comparisons.

A number of "red flags" signal a more extensive and frequent manager review. These flags consist of a return inconsistent with the investment objective, changes in subadviser leadership, ownership or portfolio managers, large changes in assets under management and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the manager's ability to meet investment objectives. Diversified monitors "back-up" additional independent managers for each investment class so that, should a manager change be warranted, the transition can be effected on a timely basis.

For the fiscal year ended December 31, 2001, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios:


-----------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED       WAIVED
-----------------------------------------------------------------------------------------
 Money Market                                                 $ 1,624,323    $    --
-----------------------------------------------------------------------------------------
 High Quality Bond                                                974,830         --
-----------------------------------------------------------------------------------------
 Intermediate Government Bond                                     838,425         --
-----------------------------------------------------------------------------------------
 Core Bond                                                      2,516,101         --
-----------------------------------------------------------------------------------------
 High-Yield Bond                                                  906,820         --
-----------------------------------------------------------------------------------------
 Balanced                                                       2,307,738         --
-----------------------------------------------------------------------------------------
 Value & Income                                                 7,112,758         --
-----------------------------------------------------------------------------------------
 Growth & Income                                                6,077,076         --
-----------------------------------------------------------------------------------------
 Equity Growth                                                  7,615,912         --
-----------------------------------------------------------------------------------------
 Special Equity                                                10,092,197         --
-----------------------------------------------------------------------------------------
 Aggressive Equity                                              3,634,614         --
-----------------------------------------------------------------------------------------
 International Equity                                           4,721,243         --
-----------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation                                11,258         --
-----------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation                         40,483         --
-----------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation                    51,249         --
-----------------------------------------------------------------------------------------


For the fiscal year ended December 31, 2002, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios:

-----------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED       WAIVED
-----------------------------------------------------------------------------------------
 Money Market                                                 $ 2,001,233    $    --
-----------------------------------------------------------------------------------------
 High Quality Bond                                              1,305,968         --
-----------------------------------------------------------------------------------------
 Intermediate Government Bond                                   1,069,693         --
-----------------------------------------------------------------------------------------
 Core Bond                                                      3,111,781         --
-----------------------------------------------------------------------------------------
 High-Yield Bond                                                1,085,101     24,405
-----------------------------------------------------------------------------------------
 Balanced                                                       1,884,133     90,631
-----------------------------------------------------------------------------------------
 Value & Income                                                 7,401,144         --
-----------------------------------------------------------------------------------------
 Growth & Income                                                5,302,118     63,638
-----------------------------------------------------------------------------------------
 Equity Growth                                                  7,662,783         --
-----------------------------------------------------------------------------------------
 Special Equity                                                 9,393,768         --
-----------------------------------------------------------------------------------------
 Aggressive Equity                                              3,290,238     21,922
-----------------------------------------------------------------------------------------
 International Equity                                           5,026,340         --
-----------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation                                15,282         --
-----------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation                         40,905         --
-----------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation                    49,698         --
-----------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2003, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios:



-----------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED       WAIVED
-----------------------------------------------------------------------------------------
 Money Market                                                 $              $
-----------------------------------------------------------------------------------------
 High Quality Bond
-----------------------------------------------------------------------------------------
 Intermediate Government Bond
-----------------------------------------------------------------------------------------
 Core Bond
-----------------------------------------------------------------------------------------
 High-Yield Bond
-----------------------------------------------------------------------------------------
 Balanced
-----------------------------------------------------------------------------------------
 Value & Income
-----------------------------------------------------------------------------------------
 Growth & Income
-----------------------------------------------------------------------------------------
 Equity Growth
-----------------------------------------------------------------------------------------
 Special Equity
-----------------------------------------------------------------------------------------
 Aggressive Equity
-----------------------------------------------------------------------------------------
 International Equity
-----------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation
-----------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation
-----------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation
-----------------------------------------------------------------------------------------

ADMINISTRATOR

The Administrative Services Agreement between Diversified, as Administrator, and Diversified Investors Portfolios is described in the Prospectus. The agreement provides that Diversified may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by a majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to its interest). The Administrative Services Agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

CUSTODIAN

Pursuant to a Custodian Contract, Investors Bank & Trust Company acts as the custodian of each Portfolio's assets (the "Custodian"). The Custodian's business address is 200 Clarendon Street, Boston, Massachusetts 02205-1537. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolios' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Portfolio. Securities held by a Portfolio may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Diversified Investors Portfolios. The Custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell. A Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Diversified Investors Portfolios.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, serves as the independent accountants for Diversified Investors Portfolios providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.

MANAGEMENT OF THE STRATEGIC VARIABLE FUNDS ACCOUNT


The members of the Managing Board of Diversified Investors Strategic Variable Funds and officers of TFLIC directly involved in activities related to Diversified Investors Strategic Variable Funds, and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each member and officer of TFLIC is Four Manhattanville Road, Purchase, New York 10577.

                                                   MANAGING MEMBERS AND OFFICERS


    ----------------------------------------------------------------------------------------------------------
                                       POSITION HELD
                                       AND LENGTH OF                   PRINCIPAL OCCUPATION(S)
           NAME AND ADDRESS             TIME SERVED                      DURING PAST 5 YEARS
    ----------------------------------------------------------------------------------------------------------
     INTERESTED BOARD MEMBERS:
    ----------------------------------------------------------------------------------------------------------
     Mark Mullin                    Board Member since   6/2002 to present -- Director, President and Chief
     (Managing Board Member)               1995          Executive Officer; 4/1995 to 6/2002 -- Vice
     Age: 41                                             President, Diversified Investment Advisors, Inc.
    ----------------------------------------------------------------------------------------------------------
     Peter G. Kunkel                Board Member since   6/2002 to present -- Senior Vice President, Chief
     (Managing Board Member)               2002          Operating Officer; 9/2001 to 6/2002 -- Vice President
     Age: 53                                             and Treasurer; 1/1998 to 9/2001 -- Vice President,
                                                         Diversified Investment Advisors, Inc.
    ----------------------------------------------------------------------------------------------------------
     DISINTERESTED BOARD MEMBERS:
    ----------------------------------------------------------------------------------------------------------
     Neal M. Jewell                 Board Member since   1995 to present -- Consultant; Independent Trustee,
     (Managing Board Member)               1993          EAI Select (a registered investment company).
     355 Thornridge Drive
     Stamford, CT 06903
     Age: 69
    ----------------------------------------------------------------------------------------------------------
     Robert Lester Lindsay          Board Member since   7/1989 to present -- Retired; Prior to 7/1989 --
     2 Hugenot Center                      2002          Executive Vice President, The MONY Group, Inc. (an
     Tenafly, NJ 07670                                   insurance company).
     Age: 69
    ----------------------------------------------------------------------------------------------------------
     Eugene M. Mannella             Board Member since   8/1993 to present -- Executive Vice President,
     (Managing Board Member)               1993          International Fund Services (mutual fund
     2 Orchard Neck Road                                 administration).
     Center Moriches, New York
     19934
     Age: 50
    ----------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden           Board Member since   9/1996 to present -- Vice President, Institutional
     505 Redleaf Road                      2002          Advancement, Reconstructionist Rabbinical College.
     Wynnewood, PA 19096
     Age: 64
    ----------------------------------------------------------------------------------------------------------
     Patricia L. Sawyer             Board Member since   1990 to present -- President and Executive Search
     (Managing Board Member)               1993          Consultant, Smith & Sawyer LLC.
     P.O. Box 8063
     Vero Beach, Florida 32963
     Age: 53
    ----------------------------------------------------------------------------------------------------------
     OFFICERS:
    ----------------------------------------------------------------------------------------------------------
     Robert F. Colby                  Secretary since    6/2002 to present -- Senior Vice President and
     Age: 48                               1993          General Counsel, Diversified Investment Advisors,
                                                         Inc.; 1/1994 to 6/2002 -- Vice President and General
                                                         Counsel; 11/1993 to present -- Vice President of
                                                         Diversified Investors Securities Corp; 3/1999 to
                                                         present -- Vice President and Assistant Secretary,
                                                         Transamerica Financial Life Insurance Company.
    ----------------------------------------------------------------------------------------------------------
     Joseph P. Carusone               Treasurer since    6/2002 to present -- Vice President; 12/1999 to
     Age: 38                               1993          6/2002 -- Director; 10/1993 to 12/1999 -- Vice
                                                         President, The Bank of New York.
    ----------------------------------------------------------------------------------------------------------
     Quedel Principal               Assistant Secretary  1/1996 to present -- Vice President, Diversified
     Age: 38                            since 2004       Investment Advisors, Inc.; 6/2002 to
                                                         present -- Director, Diversified Investors Securities
                                                         Corp.
    ----------------------------------------------------------------------------------------------------------
     Suzanne Montemurro             Assistant Treasurer  12/1998 to present -- Director, Diversified.
     Age: 39                            since 2002
    ----------------------------------------------------------------------------------------------------------

COMPENSATION


For the fiscal year ended December 31, 2003, Diversified Investors Strategic Variable Funds provided the following compensation to members of the Managing Board. Messrs. Mullin and Kunkel are not compensated for their services as Trustees because of their affiliation with Diversified Investment Advisors, Inc.



    --------------------------------------------------------------------------------------------------------------------------
                                                                                                                  TOTAL
                                                                       PENSION OR                             COMPENSATION
                                                                       RETIREMENT                               FROM THE
                                                    AGGREGATE           BENEFITS            ESTIMATED        REGISTRANT AND
                                                  COMPENSATION       ACCRUED AS PART         ANNUAL           FUND COMPLEX
                                                      FROM                 OF             BENEFITS UPON          PAID TO
             NAME OF PERSON, POSITION              REGISTRANT         FUND EXPENSES        RETIREMENT            MEMBERS
    --------------------------------------------------------------------------------------------------------------------------
     Mark Mullin
     Managing Board Member                             None                None                None                 None
    --------------------------------------------------------------------------------------------------------------------------
     Neal M. Jewell
     Managing Board Member                           $4,500                None                None              $18,000
    --------------------------------------------------------------------------------------------------------------------------
     Peter G. Kunkel
     Trustee                                           None                None                None                 None
    --------------------------------------------------------------------------------------------------------------------------
     Robert L. Lindsay
     Trustee                                         $4,500                None                None              $18,000
    --------------------------------------------------------------------------------------------------------------------------
     Eugene M. Mannella
     Managing Board Member                           $4,500                None                None              $18,000
    --------------------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden
     Trustee                                         $4,500                None                None              $18,000
    --------------------------------------------------------------------------------------------------------------------------
     Patricia L. Sawyer
     Managing Board Member                           $4,500                None                None              $18,000
    --------------------------------------------------------------------------------------------------------------------------



The following table shows the amount of equity securities owned by the members of the Managing Board in each of the Variable Funds Subaccounts and Strategic Variable Funds Subaccounts and in other investment companies in the family of investment companies supervised by the members of the Managing Board as of December 31, 2003:



    ----------------------------------------------------------------------------------------------------------------------
                                                           DOLLAR RANGE OF             AGGREGATE DOLLAR RANGE OF EQUITY
                                                         EQUITY SECURITIES IN            SECURITIES IN ALL REGISTERED
                                                      VARIABLE FUNDS SUBACCOUNTS         INVESTMENT COMPANIES OVERSEEN
                                                        AND STRATEGIC VARIABLE            BY MANAGING BOARD MEMBER IN
            NAME OF MANAGING BOARD MEMBER                 FUNDS SUBACCOUNTS             FAMILY OF INVESTMENT COMPANIES
    ----------------------------------------------------------------------------------------------------------------------
     DISINTERESTED MANAGING BOARD MEMBER:
     Neal M. Jewell
     Robert Lester Lindsay
     Eugene M. Mannella
     Joyce Galpern Norden
     Patricia L. Sawyer
    ----------------------------------------------------------------------------------------------------------------------
     INTERESTED MANAGING BOARD MEMBER:
     Mark Mullin*
     Peter G. Kunkel*
    ----------------------------------------------------------------------------------------------------------------------



As of December 31, 2003, none of the disinterested Trustees nor their family members beneficially owned any securities of TFLIC, Diversified or DISC or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with TFLIC, Diversified or DISC.

PROXY VOTING GUIDELINES AND PROCEDURES



Although individual members of the Managing Boards of Variable Funds Subaccounts and Strategic Variable Funds Subaccounts may not agree with particular policies or votes by the adviser, the Boards of Managers has approved delegating proxy voting discretion to Diversified believing that the investment adviser should be responsible for voting because it is a matter relating to the investment decision making process.



The Funds' detailed proxy voting guidelines and procedures are attached as Appendix B to the Statement of Additional Information.


INVESTMENT ADVISORY SERVICES

Diversified manages the assets of each Strategic Variable Funds Subaccount pursuant to an Investment Advisory Agreement with TFLIC with respect to such Strategic Variable Funds Subaccount and the investment policies described herein and in the Prospectus. TFLIC will bear any expenses of the Strategic Variable Funds Subaccounts other than the 0.20% advisory fee. Of course, the Strategic Variable Funds Subaccounts will still indirectly bear their proportionate share of the cost of operating the underlying Variable Funds Subaccounts in which the Strategic Variable Funds Subaccounts invest because the Strategic Variable Funds Subaccounts, as shareholders of the underlying Variable Funds Subaccounts, will bear their proportionate share of any fees and expenses paid by the underlying Variable Funds Subaccounts.

Under the Investment Advisory Agreement with each Strategic Variable Funds Subaccount, Diversified provides each Strategic Variable Funds Subaccount with discretionary investment services. Specifically, Diversified is responsible for supervising and directing the investments of each Strategic Variable Funds Subaccount in accordance with each Strategic Variable Funds Subaccount's investment objectives, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. Diversified is also responsible for effecting all security transactions on behalf of each Strategic Variable Funds Subaccount. The Strategic Variable Funds Subaccounts will invest their assets in units of the underlying Variable Funds Subaccounts and such investments will be made without the payment of any commission or other sales charges. In addition to these services, Diversified provides each Strategic Variable Funds Subaccount with certain administrative services, including: maintaining records, and registering and qualifying each Strategic Variable Funds Subaccount's units under federal and state laws; monitoring the financial, accounting, and administrative functions of each Strategic Variable Funds Subaccount; maintaining liaison with the agents employed by each Strategic Variable Funds Subaccount such as the custodian; assisting each Strategic Variable Funds Subaccount in the coordination of such agents' activities; and permitting Diversified's employees to serve as officers, managing board members, and committee members of the Strategic Variable Funds Account without cost to the Strategic Variable Funds Account.

Each Strategic Variable Funds Subaccount's Investment Advisory Agreement also provides that Diversified, its directors, officers, employees, and certain other persons performing specific functions for the Strategic Variable Funds Subaccount will only be liable to the Strategic Variable Funds Subaccount for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

In approving the Investment Advisory Agreement, the Managing Board considered, among other things, the nature and quality of the services provided by Diversified. The Managing Board reviewed information regarding the investment performance of each Strategic Variable Funds Subaccount for the immediately prior year and past years and compared that performance with the performance of other similar subaccounts. The Managing Board also considered the fees payable by the Strategic Variable Funds Subaccounts. The Managing Board reviewed data showing how the Strategic Variable Funds Subaccounts' fees and total expense ratios compared with those of comparable subaccounts.

The Managing Board reviewed information concerning the level of profits received by Diversified from its arrangements with each Strategic Variable Funds Subaccount.

Based upon its review, the Managing Board determined that the terms of the Investment Advisory Agreement were fairly standard in the industry, and concluded that, with respect to each Strategic Variable Funds Subaccount, the agreements were reasonable, fair and in the best interests of the Strategic Variable Funds Subaccounts and their Contractholders. The Managing Board also concluded that the fees provided in the Diversified Advisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

For general information regarding Diversified, see the discussion in "Management of Diversified Investors Portfolios -- Investment Advisory Services" which begins on page 33.

CUSTODIAN

Pursuant to a Custodian Agreement, Investors Bank & Trust Company (the "Custodian") acts as the custodian of each Strategic Variable Funds Subaccount's assets, i.e., each Strategic Variable Funds Subaccount's interest in the underlying Variable Funds Subaccounts. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and TFLIC. TFLIC has agreed to pay all such fees.

DIVERSIFIED INVESTORS PORTFOLIOS: DESCRIPTION OF TRUST


Diversified Investors Portfolios is organized as a trust under the law of the State of New York. Under Diversified Investors Portfolios' Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series. Currently there are sixteen active series of Diversified Investors Portfolios. The Declaration of Trust provides that no investors in a Portfolio shall be held personally liable for the obligations and liabilities of that Portfolio. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Portfolio property for any investor held liable for the obligations of a particular Portfolio. The Declaration of Trust also provides that Diversified Investors Portfolios shall maintain appropriate insurance (for example, a fidelity bond and errors and omissions insurance) for the protection of Diversified Investors Portfolios, its investors, Trustees of Diversified Investors Portfolios, officers, employees and agents, and covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and Diversified Investors Portfolios itself was unable to meet its obligations.


Investors in a Portfolio are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Portfolio only. Upon liquidation or dissolution of a Portfolio, investors are entitled to share pro rata in that Portfolio's (and no other Portfolio) net assets available for distribution to its investors. Diversified Investor Portfolios reserves the right to create and issue additional series of beneficial interest, in which case the beneficial interests in each new Portfolio would participate equally in the earnings, dividends and assets of that particular Portfolio only (and no other Portfolio). Any property of Diversified Investors Portfolios is allocated and belongs to a specific Portfolio to the exclusion of all other Portfolios. All consideration received by Diversified Investors Portfolios for the issuance and sale of beneficial interests in a particular Portfolio, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, is held by the Trustees of Diversified Investors Portfolios in a separate subtrust (a Portfolio) for the benefit of investors in that Portfolio and irrevocably belongs to that Portfolio for all purposes. Neither a Portfolio nor investors in that Portfolio possess any right to or interest in the assets belonging to any other Portfolio.

Investments in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Portfolio may not be transferred.

The Declaration of Trust provides that Trustees may, in their discretion, require Diversified Investors Portfolios to redeem interests held by any investor for any reason under terms set by the Trustees.

Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in all outstanding Portfolios may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Portfolio will vote as a separate class except as to voting for the election of Trustees, as otherwise required by the 1940 Act, or if determined by the Trustees to be a matter which affects all Portfolios. As to any matter which does not affect the interest of a particular Portfolio, only investors in the one or more affected Portfolios are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but will hold special meetings of investors when in the judgment of Trustees it is necessary or desirable to submit matters for an investor vote.

The Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which alters the procedures to amend the Declaration of Trust, or as required by law or by Diversified Investors Portfolios' registration statement, or as submitted to them by the Trustees. Any amendment submitted to investors which the Trustees determine would affect the investors of any Portfolio shall be authorized by vote of the investors of such Portfolio and no vote will be required of investors in a Portfolio not affected.

Diversified Investors Portfolios, or any Portfolio, may merge or consolidate or may sell lease or exchange substantially all of its assets when authorized at any meeting of investors by a majority of the outstanding interests of Diversified Investors Portfolios (or of the affected Portfolio), or by written consent, without a meeting, of the holders of a majority of the outstanding interests voting as a single class. Diversified Investors Portfolios or any Portfolio may reincorporate or reorganize (but not with another operating entity) without any investor vote. Diversified Investors Portfolios may be terminated at any time by the affirmative vote of investors holding not less than two-thirds of all outstanding interests, or by the Trustees by written notice to the investors. Any Portfolio may be terminated at any time by the affirmative vote of investors holding not less than two-thirds of the interests in that Portfolio, or by the Trustees by written notice to the investors of that Portfolio. If not so terminated, Diversified Investors Portfolios will continue indefinitely.

The Declaration of Trust provides that obligations of Diversified Investors Portfolios are not binding upon the Trustees individually but only upon the property of Diversified Investors Portfolios, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Declaration of Trust further provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Diversified Investors Portfolios, unless, as to liability to Diversified Investors Portfolios or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of Diversified Investors Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgement to be independent, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

TAX INFORMATION RELATING TO DIVERSIFIED INVESTORS PORTFOLIOS


Diversified Investors Portfolios is organized as a New York trust. Neither the Trust nor any Portfolio is subject to any income or franchise tax in the State of New York. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder.


Each Portfolio, since it is taxed as a partnership, is not subject to federal income taxation. Instead, an investor must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.


Withdrawals by investors from each Portfolio generally will not result in their recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Portfolio, increased by the investor's share of income from the Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed to that investor from the Portfolio.


Each Portfolio's taxable year-end will be December 31. Although, as described above, the Portfolios will not be subject to federal income tax, each will file appropriate income tax information returns.


Each Portfolio expects that investors that seek to qualify as regulated investment companies under the Code will be able to look through to their proportionate shares of the assets and income of such Portfolio for purposes of determining their compliance with the federal income tax requirements of Subchapter M of the Code. It is intended that each Portfolio's assets, income and distributions will be managed in such a way that an investor in each Portfolio will be able to satisfy such requirements, assuming that such investor invested all of its assets in such Portfolio.


There are certain tax issues that will be relevant to only certain of the investors, specifically investors that are segregated asset accounts and investors who contribute assets rather than cash to a Portfolio. It is intended that such segregated asset accounts will be able to satisfy diversification requirements applicable to them and that such contributions of assets will not be taxable provided certain requirements are met. Such investors are advised to consult their own tax advisors as to the tax consequences of an investment in a Portfolio.

OTHER TAXATION

The investment by an investor in a Portfolio does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

STATUTORY BASIS FINANCIAL STATEMENTS OF TFLIC

The statutory basis financial statements of TFLIC that are included in this Statement of Additional Information are different from the financial statements of Diversified Investors Variable Funds and Diversified Investors Strategic Variable Funds. The statutory basis financial statements of TFLIC should be considered only as bearing upon the ability of TFLIC to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Diversified Investors Variable Funds or Diversified Investors Strategic Variable Funds.

                                                                      APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA -- An obligor rated AAA has extremely strong capacity to meet its financial commitments. AAA is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA -- An obligor rated AA has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A -- An obligor rated A has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB -- An obligor rated BBB has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated BB are regarded as having significant speculative characteristics. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligor rated BB is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

PLUS (+) OR MINUS (-) The ratings from AA to BB may be modified by the addition of a plus or minus sign to denote relative standing within the major ratings categories.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A-1 -- An obligor rated A-1 has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2 -- An obligor rated A-2 has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 -- An obligor rated A-3 has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa -- Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

COMMERCIAL PAPER

PRIME-1 -- Issuers (or supporting institutions) rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-  Leading market positions in well-established industries.

-  High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                                                      APPENDIX B

                          [To be filed by amendment.]

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                4 MANHATTANVILLE ROAD, PURCHASE, NEW YORK 10577
                                 (914) 697-8000


2538 (REV. 5/04)

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements


        (1) Financial Statements of TFLIC audited by Ernst & Young L.L.P., to be filed at a later date.


        (2) Financial Statements of Diversified Investors Strategic Variable Funds and Diversified Investors Portfolios audited by
            PricewaterhouseCoopers LLP(1)

     (b) Exhibits

        (1) Any form of Form N-3 Exhibits (1) to (3), (5) through (8) and (16) previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 1, 1994 to the Diversified Investors Variable Funds Registration Statement filed on Form N-4, Registration No. 33-73734 under the Securities Act of 1933 is incorporated herein by reference.

        (4)(a) The Investment Advisory Contract previously filed with the Commission as part of Pre-Effective Amendment No. 1 Registration Statement dated November 19, 1996 to Diversified Investors Strategic Variable Funds filed on Form N-3, Registration No. 333-08543 under the Securities Act of 1933 is incorporated herein by reference.


        (4)(b) Form of Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Eaton Vance Management.(3)



        (4)(c) Form of Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Ark Asset Management Co.(3)



        (4)(d) Form of Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Marsico Capital Management, LLC.(3)



        (4)(e) Form of Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Alliance Capital Management L.P.(4)


        (4)(f) Form of Investment Subadvisory Agreement between Diversified and Aeltus Investment Management, Inc.(4)

        (4)(g) Form of Investment Subadvisory Agreement between Diversified and Credit Suisse Asset Management, LLC.(4)

        (4)(h) Form of Investment Subadvisory Agreement between Diversified and INVESCO Institutional (N.A.), Inc.(4)

        (4)(i) Form of Investment Subadvisory Agreement between Diversified and BlackRock Advisors, Inc.(4)

        (4)(j) Form of Investment Subadvisory Agreement between Diversified and Dresdner, RCM Global Investors LLC.(4)

        (4)(k) Form of Investment Subadvisory Agreement between Diversified and Sterling Capital Management LP.(4)

        (4)(l) Form of Investment Subadvisory Agreement between Diversified and Delaware Investment Advisers.(4)

        (4)(m) Form of Investment Subadvisory Agreement between Diversified and Wellington Asset Management Company, LLP.(4)


        (4)(n) Form of Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Capital Management Group.(5)

        (4)(o) Form of Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Merganser Capital Management Limited Partnership.(5)



        (4)(p) Form of Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and RS Investment Management, L.P.(5)



        (4)(q) Form of Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Westport Asset Management.(5)


        (4)(r) Form of Investment Subadvisory Agreement between Diversified and Seneca Capital Management, LLC.(6)


        (4)(s) Form of Investment Subadvisory Agreement between Diversified and Allegiance Investment Management, L.L.C.



        (4)(t) Form of Investment Subadvisory Agreement between Diversified and Stephens Capital Management.


        (12)(a) The Opinion and Consent of counsel as to the legality of the securities being registered previously filed with the Commission as part of Pre-Effective Amendment No. 1 Registration Statement dated November 19, 1996 to Diversified Investors Strategic Variable Funds filed on Form N-3, Registration No. 333-08543 under the Securities Act of 1933 is incorporated herein by reference.

        (12)(b) Opinion and Consent of Counsel.(2)


        (13) Consent of Independent Accountants, to be filed at a later date.


        (17) Code of Ethics.(2)

        (18) The Powers of Attorney previously filed with the Commission as part of initial Registration Statement dated July 22, 1996 to Diversified Investors Strategic Variable Funds filed on Form N-3, Registration No. 333-08543 under the Securities Act of 1933 are incorporated herein by reference.
---------------

(1) Incorporated herein by reference to the Diversified Investors Variable Funds and Diversified Investors Strategic Variable Funds Annual Report dated December 31, 2003.


(2) Incorporated herein by reference from the Registrant's Registration Statement on Form N-1A as filed with the U.S. Securities and Exchange Commission on February, 2001.

(3) Incorporated herein by reference from Post Effective Amendment No. 8 the Registrant's Registration Statement as filed with the Commission on March 2, 2001.

(4) Incorporated herein by reference from Post-Effective Amendment No. 10 to the Registrant's Registration Statement as filed with the Commission on March 1, 2002.

(5) Incorporated herein by reference from the Registrant's Registration Statement on Form N-1/A as filed with the U.S. Securities and Exchange Commission on April 6, 2000.

(6) Incorporated herein by reference from the Post-Effective Amendment No. 12 to the Registrant's Registration Statement as filed with the Commission on February 28, 2003.

ITEM 29.  DIRECTORS AND OFFICERS OF TFLIC

     The Directors and officers of TFLIC are set forth below.

DIRECTORS
Marc C. Abrahms......................    ABRAHMS LIFE SERVICES, INC., 375 Willard Avenue, Newington,
                                         Connecticut 06111
William Brown, Jr....................    BROWNSTONE MANAGEMENT CONSULTANTS, INC., 14 Windward Avenue,
                                         White Plains, New York 10605.
William L. Busler....................    AEGON USA, Inc., 4333 Edgewood Road, N.E., Cedar Rapids,
                                         Iowa 52499.
Jack R. Dykhouse.....................    AEGON USA, Inc. Suite 302, Brown Trail, Bedford, Texas
                                         76021.
Steven E. Fruschtick.................    WIENER, FRUSCHTICK & STRAUB, 500 Fifth Avenue, New York, New
                                         York 10110.
Vice Admiral Thor Hanson.............    NATIONAL MULTIPLE SCLEROSIS SOCIETY, 900 Birdseye Road, P.O.
                                         Box 112, Orient, New York 11957-0112.
Peter P. Post........................    EMMERLING POST, Inc., 415 Madison Avenue, New York, New York
                                         10017.
Colette F. Vargas....................    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road, Purchase, New York 10577.
Cor H. Verhagen......................    AEGON INSURANCE GROUP, 51 JFK Parkway, Short Hills, New
                                         Jersey 07078.
Professor E. Kirby Warren............    COLUMBIA UNIVERSITY SCHOOL OF BUSINESS, 725 Uris Hall, 116th
                                         Street & Broadway, New York, New York 10027.

DIRECTOR-OFFICERS
James T. Byrne, Jr. (Senior Vice
  President & Secretary).............    BANKERS TRUST CORP., c/o Deutsche Bank, 1301 Avenue of the
                                         Americas, 8th Floor, New York, New York 10019.
Robert F. Colby (Director)...........    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road,
                                         Purchase, New York 10577.
Peter G. Kunkel......................    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road, Purchase, New York 10577.
Mark Mullin (President and
  Director)..........................    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road, Purchase, New York 10577.
Robert S. Rubinstein
  (Director).........................    TRANSAMERICA LIFE INSURANCE COMPANY OF NEW YORK, 100
                                         Manhattanville Road, Purchase, New York 10577.

ITEM 30.  PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE INSURANCE COMPANY

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor.


     The diagram on the following pages shows all entities directly or indirectly controlled or under common control with the Insurance Company, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship. (See diagram on following pages.)

VERENIGING AEGON, NETHERLANDS MEMBERSHIP ASSOCIATION
AEGON N.V.                                                    Netherlands  22.90%
  --- AEGON NEDERLAND N.V.                                    Netherlands
  --- AEGON NEVAK HOLDING B.V.                                Netherlands
  --- AEGON DERIVATIVES N.V.                                  Netherlands
  --- AEGON INTERNATIONAL N.V.                                Netherlands
      --- THE AEGON TRUST                                         DE
             Advisory Board: Donald J. Shepard, Joseph B.M.
             Streppel, Alexander R. Wynaendts, and Craig D.
             Vermie
           --- AEGON U.S. HOLDING CORPORATION                     DE            (1)
               --- AEGON MANAGEMENT COMPANY                       IN
               --- SHORT HILLS MANAGEMENT COMPANY                 NJ
               --- AEGON U.S. CORPORATION                         IA            (2)
                    --- AEGON USA, INC                            IA            (3)
                        --- SEE PAGE 10 FOR SUBSIDIARIES

                    --- COMMONWEALTH GENERAL CORPORATION          DE
                        --- SEE PAGE 14 FOR SUBSIDIARIES
                    --- STONEBRIDGE CASUALTY INSURANCE
                      COMPANY                                     OH
      --- AEGON DMS HOLDING B.V.                              Netherlands
           --- CANADIAN PREMIER HOLDINGS LTD                    Canada
               --- CANADIAN PREMIER LIFE INSURANCE COMPANY      Canada
               --- LEGACY GENERAL INSURANCE COMPANY             Canada
           --- CORNERSTONE INTERNATIONAL HOLDINGS LTD             UK
               --- CORNERSTONE INTERNATIONAL MARKETING LTD        UK
               --- STONEBRIDGE INTERNATIONAL INSURANCE LTD        UK
           --- TRANSAMERICA DIRECT MARKETING ASIA PACIFIC
               PTY LTD                                         Australia
               --- TRANSAMERICA INSURANCE MARKETING ASIA
                   PACIFIC PTY LTD                             Australia
               --- TRANSAMERICA DIRECT MARKETING AUSTRALIA
                   PTY LTD                                     Australia
           --- TRANSAMERICA DIRECT MARKETING JAPAN K.K.          Japan
           --- TRANSAMERICA DIRECT MARKETING KOREA LTD           Korea          (4)
           --- TRANSAMERICA DIRECT MARKETING TAIWAN LTD         Taiwan
      --- TRANSAMERICA HOLDING B.V.                           Netherlands
           --- TRANSAMERICA CORPORATION                           DE
                        --- SEE PAGE 2 FOR SUBSIDIARIES

Footnotes:

(1) 225 shares Series A Preferred Stock owned by Scottish Equitable Finance Limited

(2) AEGON U.S. Holding Corporation owns 10,024 shares (75.58%); AEGON USA, Inc. owns 3,238 shares (24.42%)

(3) 10 shares Series A Preferred Stock owned by AEGON U.S. Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 100 shares Voting Common Stock owned by AEGON U.S. Corporation

(4) AEGON DMS Holding B.V. owns 99%; AEGON International N.V. owns 1%

                       TRANSAMERICA HOLDING B.V. (PAGE 1)


TRANSAMERICA CORPORATION

  --- AEGON FUNDING CORP. II                                    DE
  --- ARC REINSURANCE CORPORATION                               HI
  --- PYRAMID INSURANCE COMPANY, LTD.                           HI      (1)
  --- TRANSAMERICA BUSINESS TECHNOLOGIES CORPORATION            DE
  --- TRANSAMERICA CBO I, INC.                                  DE
  --- TRANSAMERICA CORPORATION (OR)                             OR
  --- TRANSAMERICA FINANCE CORPORATION                          DE
      --- SEE PAGE 3 FOR SUBSIDIARIES
  --- TRANSAMERICA INTERNATIONAL HOLDINGS, INC.                 DE
      --- SEE PAGE 8 FOR SUBSIDIARIES
  --- TRANSAMERICA INTERNATIONAL RE(BERMUDA) LTD.             Bermuda
  --- TRANSAMERICA INVESTMENT SERVICES, INC.                    DE
      --- TRANSAMERICA INVESTMENT MANAGEMENT, LLC               DE
           --- TRANSAMERICA INVESTORS, INC                      MD      (2)
               --- TRANSAMERICA PREMIER FUNDS                   MD
  --- TRANSAMERICA PACIFIC INSURANCE COMPANY, LTD.              HI
  --- TRANSAMERICA REALTY SERVICES LLC                          DE
      --- BANKERS MORTGAGE COMPANY OF CALIFORNIA                CA
      --- THE GILWELL COMPANY                                   CA
      --- TRANSAMERICA AFFORDABLE HOUSING, INC.                 CA
           --- SOUTH GLEN APARTMENTS, LLC                       IA
           --- ARV PACIFIC VILLAS, A CALIFORNIA LIMITED
           PARTNERSHIP                                          CA      (3)
      --- TRANSAMERICA MINERALS COMPANY                         CA
      --- TRANSAMERICA OAKMONT CORPORATION                      CA

Footnotes:

(1) 1,250 shares of Redeemable Preference Stock owned by Transamerica International Holdings, Inc.; 120,000 shares of Common Stock owned by Transamerica Corporation

(2) Denotes relationships as investment advisor, transfer agent, administrator, sponsor, principal underwriter/distributor or general partner

(3) General Partners are Transamerica Affordable Housing, Inc.(0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner:
    Transamerica Occidental Life Insurance Company (99%)

                       TRANSAMERICA CORPORATION (PAGE 2)


TRANSAMERICA FINANCE CORPORATION

  --- TA LEASING HOLDING CO., INC.                                DE
      --- TRANS OCEAN LTD                                         DE
           --- TRANS OCEAN CONTAINER CORP                         DE
               --- SPACEWISE INC.                                 DE
               --- TRANS OCEAN LEASING DEUTSCHLAND GMBH         Germany
               --- TRANS OCEAN MANAGEMENT CORPORATION             CA
               --- TRANS OCEAN MANAGEMENT S.A.                Switzerland
               --- TRANS OCEAN REGIONAL CORPORATE HOLDINGS        CA
      --- TRANSAMERICA LEASING INC.                               DE
           --- SEE PAGE 4 FOR SUBSIDIARIES
  --- TFC PROPERTIES, INC.                                        DE
           --- TRANSAMERICA RETIREMENT COMMUNITIES S.F.,
            INC.                                                  DE
           --- TRANSAMERICA RETIREMENT COMMUNITIES S.J.,
            INC.                                                  DE
  --- TRANSAMERICA COMMERCIAL FINANCE CORPORATION, I              DE
           --- SEE PAGE 5 FOR SUBSIDIARIES
  --- TRANSAMERICA HOME LOAN                                      CA
  --- TRANSAMERICA INTELLITECH, INC.                              DE
  --- TRANSAMERICA PUBLIC FINANCE LLC                             DE       (1)
  --- TREIC ENTERPRISES, INC.                                     DE
      --- TREIC JOINT VENTURE LLC                                 DE
           --- TRANSAMERICA VENDOR MANAGEMENT AND CONSULTING
               LLC                                                DE
  --- TREIS HOLDINGS, INC.                                        DE

Footnotes:

(1) Transamerica Finance Corporation owns 42%; Transamerica Commercial Finance Corporation, I owns 29%; Transamerica Commercial Finance Corporation, II owns 29%

                     TA LEASING HOLDING CO., INC. (PAGE 3)


TRANSAMERICA LEASING INC.

  --- TRANSAMERICA LEASING DO BRASIL LTDA                         Brazil
  --- TRANSAMERICA LEASING HOLDINGS INC.                            DE
      --- GREYBOX LLC                                               DE
           --- TRANSAMERICA TRAILER LEASING S.N.C.                France
      --- GREYBOX LOGISTICS SERVICES INC.                           DE
      --- GREYBOX SERVICES LIMITED                            United Kingdom
      --- INTERMODAL EQUIPMENT INC.                                 DE
           --- TRANSAMERICA LEASING N.V.                         Belgium
           --- TRANSAMERICA LEASING SRL                           Italy
      --- TRANSAMERICA ALQUILER DE TRAILERS, S.L.                 Spain
      --- TRANSAMERICA DISTRIBUTION SERVICES INC.                   DE
      --- TRANSAMERICA LEASING (HK) LTD.                        Hong Kong
      --- TRANSAMERICA LEASING COORDINATION CENTER               Belgium
      --- TRANSAMERICA LEASING GMBH                              Germany
      --- TRANSAMERICA LEASING LIMITED                        United Kingdom
           --- ICS TERMINALS (UK) LIMITED                     United Kingdom
      --- TRANSAMERICA LEASING PTY. LTD.                        Australia
      --- TRANSAMERICA TRAILER HOLDINGS I INC.                      DE
           --- TRANSAMERICA FUNDING LP                        United Kingdom  (1)
      --- TRANSAMERICA TRAILER HOLDINGS II INC.                     DE
      --- TRANSAMERICA TRAILER HOLDINGS III INC.                    DE
      --- TRANSAMERICA TRAILER LEASING (BELGIUM) N.V.            Belgium
      --- TRANSAMERICA TRAILER LEASING (NETHERLANDS) B.V.      Netherlands
      --- TRANSAMERICA TRAILER LEASING A/S                       Denmark
      --- TRANSAMERICA TRAILER LEASING AB                         Sweden
      --- TRANSAMERICA TRAILER LEASING AG                      Switzerland
      --- TRANSAMERICA TRAILER LEASING GMBH                      Germany
      --- TRANSAMERICA TRAILER LEASING SP. Z.O.O.                 Poland
      --- TRANSAMERICA TRANSPORT INC.                               NJ

Footnotes:

(1) 98% owned by Transamerica Trailer Holdings I Inc; 1% owned by Transamerica Distribution Services, Inc.; 1% owned by ICS Terminals (UK) Limited

                   TRANSAMERICA FINANCE CORPORATION (PAGE 3)


TRANSAMERICA COMMERCIAL FINANCE CORPORATION, I
  --- TRANSAMERICA COMMERCIAL FINANCE CORPORATION, II         DE
      --- BWAC CREDIT CORPORATION                             DE
      --- BWAC INTERNATIONAL CORPORATION                      DE
      --- BWAC TWELVE, INC                                    DE
           --- TIFCO LENDING CORPORATION                      IL
           --- TRANSAMERICA INSURANCE FINANCE CORPORATION     MD
               --- TRANSAMERICA INSURANCE FINANCE
               CORPORATION, CALIFORNIA                        CA
      --- TBCC FUNDING TRUST I                                DE
           --- TBCC FUNDING I LLC                             DE
      --- TBCC FUNDING TRUST II                               DE
           --- TBCC FUNDING II LLC                            DE
           --- PRIVATE LABEL FUNDING LLC                      DE
      --- M CREDIT, INC                                       DE
           --- SEE PAGE 6 FOR SUBSIDIARIES
      --- T HOLDINGS, INC                                     DE
           --- TBC I, INC                                     DE
           --- TBC III, INC                                   DE
           --- TRANSAMERICA MEZZANINE FINANCING, INC          DE
           --- TRANSAMERICA COMMERCIAL REAL ESTATE FINANCE
           LLC                                                IL
               --- TIVOLI INVESTMENT LLC                      DE
      --- TRANSAMERICA BUSINESS CAPITAL CORPORATION           DE
      --- TRANSAMERICA CONSUMER FINANCE HOLDING COMPANY       DE
           --- TRANSAMERICA CONSUMER MORTGAGE RECEIVABLES
           CORPORATION                                        DE
      --- TRANSAMERICA DISTRIBUTION FINANCE CORPORATION       DE
           --- TRANSAMERICA ACCOUNTS HOLDING CORPORATION      DE
               --- ARS FUNDING CORPORATION                    DE
           --- TRANSAMERICA INVENTORY FINANCE CORPORATION     DE
               --- SEE PAGE 9 FOR SUBSIDIARIES
           --- TRANSAMERICA VENDOR FINANCIAL SERVICES
           CORPORATION                                        DE
      --- TRANSAMERICA EQUIPMENT FINANCIAL SERVICES
       CORPORATION                                            DE
           --- SEE PAGE 7 FOR SUBSIDIARIES
      --- TRANSAMERICA TECHNOLOGY FINANCE CORPORATION         DE

            TRANSAMERICA COMMERCIAL FINANCE CORPORATION, II (PAGE 5)


M CREDIT, INC.

  --- BAY CAPITAL CORPORATION                                 DE
  --- COAST FUNDING CORPORATION                               DE
  --- DIRECT CAPITAL EQUITY INVESTMENTS, INC.                 DE
  --- DIRECT CAPITAL PARTNERS LLC                             DE    (1)
      --- DIRECT CAPITAL PARTNERS LP                          DE    (2)
           --- INLAND WATER TRANSPORTATION LLC                DE
  --- GULF CAPITAL CORPORATION                                DE
  --- TBC IV, INC.                                            DE
  --- TBC TAX I, INC.                                         DE
  --- TBC TAX II, INC.                                        DE
  --- TBC TAX III, INC.                                       DE
  --- TBC TAX IV, INC.                                        DE
  --- TBC TAX V, INC.                                         DE
  --- TBC TAX VI, INC.                                        DE
  --- TBC TAX VII, INC.                                       DE
  --- TBC TAX VIII, INC.                                      DE
  --- TBC TAX IX, INC.                                        DE
  --- TRANSAMERICA SMALL BUSINESS CAPITAL, INC.               DE
      --- EMERGENT BUSINESS CAPITAL HOLDINGS, INC.            DE

Footnotes:

(1) 33.33% owned by M Credit, Inc.; 33.33% owned by non-affiliate of AEGON, Mid-Atlantic; 33.33% owned by non-affiliate of AEGON, Vos Gruppo and Capell, Inc.

(2) Ownership: Direct Capital Partners LLC (25% General Partner); Direct Capital Equity Investments, Inc. (75% Limited Partnership)

            TRANSAMERICA COMMERCIAL FINANCE CORPORATION, II (PAGE 5)


TRANSAMERICA EQUIPMENT FINANCIAL SERVICES CORPORATION

  --- TA AIR V, CORP.                                         DE
  --- TA AIR IX, CORP.                                        DE
  --- TA AIR X, CORP.                                         DE
  --- TA AIR XI, CORP.                                        DE
  --- TA AIR XV, CORP.                                        DE
  --- TA AIR XVIII, CORP.                                     DE
  --- TA AIR XIX, CORP.                                       DE
  --- TA HELI I, INC.                                         DE
  --- TA MARINE I, INC.                                       DE
  --- TA MARINE II, INC.                                      DE
  --- TA MARINE III, CORP.                                    DE
  --- TA MARINE IV, INC.                                      DE
  --- TA MARINE V, INC.                                       DE
  --- TA MARINE VI, INC.                                      DE
  --- TA STEEL I LLC                                          DE
  --- TRANSAMERICA AVIATION 041 CORP.                         DE
  --- TRANSAMERICA AVIATION 400 CORP.                         DE
  --- TRANSAMERICA AVIATION LLC                               DE

                       TRANSAMERICA CORPORATION (PAGE 2)


TRANSAMERICA INTERNATIONAL HOLDINGS, INC.

  --- AEGON CANADA INC.                                           Canada
      --- AEGON CAPITAL MANAGEMENT INC.                           Canada      (1)
      --- AEGON FUND MANAGEMENT INC.                              Canada
      --- 1490991 ONTARIO LIMITED                                 Canada
          --- AEGON DEALER SERVICES CANADA INC.                   Canada
          --- 1488207 ONTARIO LIMITED                             Canada
              --- NATIONAL FINANCIAL INSURANCE AGENCY INC.        Canada
      --- TRANSAMERICA LIFE CANADA                                Canada
  --- TIHI MEXICO, S. DE R.L. DE C.V.                             Mexico      (2)
  --- TRANSAMERICA SERVICE COMPANY                                  DE
      --- TRANSAMERICA ANNUITY SERVICE CORPORATION                  NM
      --- TRANSAMERICA FINANCIAL ADVISORS, INC.                     DE
          --- TBK INSURANCE AGENCY OF OHIO, INC.                    OH
          --- TRANSAMERICA FINANCIAL RESOURCES INS. AGENCY
              OF ALABAMA, INC.                                      AL
          --- TRANSAMERICA FINANCIAL RESOURCES INS. AGENCY
              OF MASS., INC.                                        MA
          --- TRANSAMERICA FINANCIAL RESOURCES INS. AGENCY
              OF NEVADA, INC.                                       NV
          --- FINANCIAL RESOURCES INSURANCE AGENCY OF TEXAS         TX        (3)
      --- TRANSAMERICA INTERNATIONAL INSURANCE SERVICES,
       INC.                                                         DE        (4)
          --- HOME LOANS AND FINANCE LTD.                     United Kingdom
      --- TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY            IA        (5)
          --- EDGEWOOD IP LLC                                       IA
          --- NEF INVESTMENT COMPANY                                CA
          --- QUANTITATIVE DATA SOLUTIONS LLC                       DE        (6)
          --- TRANSAMERICA CHINA INVESTMENTS HOLDINGS
           LIMITED                                              Hong Kong
          --- TRANSAMERICA CONSULTORA Y SERVICIOS LIMITADA        Chile       (7)
          --- TRANSAMERICA INCOME SHARES, INC.                      MD
          --- TRANSAMERICA LIFE INSURANCE AND ANNUITY
           COMPANY                                                  NC
              --- GEMINI INVESTMENTS, INC.                          DE
              --- TRANSAMERICA ASSURANCE COMPANY                    MO
          --- TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT
           FUND C                                                   CA
          --- TRANSAMERICA PYRAMID PROPERTIES LLC                   IA
          --- TRANSAMERICA REALTY INVESTMENT PROPERTIES, LLC        DE
          --- USA ADMINISTRATION SERVICES, INC.                     KS
      --- TRANSAMERICA PRODUCTS, INC.                               CA
          --- TRANSAMERICA PRODUCTS I, INC.                         CA        (8)
              --- RETIREMENT PROJECT OAKMONT                        CA        (8)
      --- TRANSAMERICA SECURITIES SALES CORPORATION                 MD
  --- WORLD FINANCIAL GROUP HOLDING COMPANY OF CANADA INC.        Canada
      --- WFG SECURITIES OF CANADA INC.                           Canada
      --- WORLD FINANCIAL GROUP SUBHOLDING COMPANY OF CANADA
       INC.                                                       Canada
          --- WORLD FINANCIAL GROUP INSURANCE AGENCY OF
           CANADA INC.                                            Canada

Footnotes:

(1) 70% owned by AEGON Canada, Inc.; 30% owned by non-affiliate of AEGON, ACM Holdco Inc.

(2) 95% owned by Transamerica International Holdings, Inc.; 5% owned by Transamerica Occidental Life Insurance Company

(3) 100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law

(4) 85% owned by Transamerica Service Company; 15% owned by Transamerica Occidental Life Insurance Company

(5) 1,103,466 shares Common Stock owned by Transamerica Service Company; 1,103,466 shares of Preferred Stock owned by Scottish Equitable Finance Limited

(6) 60% owned by Transamerica Occidental Life Insurance Company; 40% owned by non-affiliate of AEGON, PKI, LLC

(7) Chilean LLC; Partners are Transamerica Occidental Life Insurance Company (95%); Transamerica International Holdings, Inc. (5%)

(8) Denotes relationship as General Partner. Partners of Retirement Project Oakmont include Transamerica Occidental Life Insurance Company and Transamerica Oakmont Retirement Associates, a California limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner).

             TRANSAMERICA DISTRIBUTION FINANCE CORPORATION (PAGE 5)


TRANSAMERICA INVENTORY FINANCE CORPORATION

  --- BWAC SEVENTEEN, INC.                                        DE
      --- TRANSAMERICA COMMERCIAL FINANCE CANADA, LIMITED       Ontario
      --- TRANSAMERICA COMMERCIAL FINANCE CORPORATION,
       CANADA                                                   Canada
           --- TRANSAMERICA ACQUISITION CORPORATION, CANADA     Canada
               --- CANTREX GROUP INC.                           Quebec
                    --- CORBEIL ELECTRIQUE INC.                 Quebec
  --- BWAC TWENTY-ONE, INC.                                       DE
      --- ODBH LTD./HARLEY DAVIDSON ACCEPTANCE                    UK           (1)
      --- TRANSAMERICA COMMERCIAL HOLDINGS LIMITED                UK
           --- TRANSAMERICA TRAILER LEASING LIMITED               UK
           --- TRANSAMERICA COMMERCIAL FINANCE LIMITED            UK
               --- TDF CREDIT INSURANCE SERVICES LIMITED          UK
               --- WHIRLPOOL FINANCIAL CORPORATION POLSKA
                  SPZOO                                         Poland
  --- TRANSAMERICA COMMERCIAL FINANCE FRANCE, S.A.              France
  --- TRANSAMERICA GMBH, INC.                                     DE
      --- TRANSAMERICA FINANCIERINGSMAATSCHAPPIJ B.V          Netherlands
      --- TRANSAMERICA GMBH                                     Germany        (2)
  --- TRANSAMERICA COMMERCIAL FINANCE CORPORATION                 DE
      --- TCF ASSET MANAGEMENT CORPORATION                        CO
      --- TRANSAMERICA CATALYST FINANCIAL SERVICES LLC.           DE
      --- TRANSAMERICA DISTRIBUTION FINANCE INSURANCE
          SERVICES, INC.                                          IL
      --- TRANSAMERICA DISTRIBUTION FINANCE FACTORJE S.A. DE
       C.V.                                                     Mexico         (3)
      --- INVENTORY FUNDING TRUST                                 DE
           --- INVENTORY FUNDING COMPANY LLC                      DE
      --- TRANSAMERICA JOINT VENTURES, INC.                       DE
           --- TRANSAMERICA VENTURES, LLC                         DE
               --- BRUNSWICK ACCEPTANCE COMPANY, LLC              DE           (4)
           --- AMANA FINANCE                                      IL           (5)
           --- PENSKE FINANCIAL SERVICES LLC                      DE           (6)
           --- POLARIS ACCEPTANCE                                 IL           (7)
      --- TRANSAMERICA DISTRIBUTION FINANCE -- OVERSEAS,
       INC.                                                       DE
      --- TRANSAMERICA DISTRIBUTION FINANCE CORP DE MEXICO
          S. DE R.L. DE C.V.                                    Mexico
           --- TDF DE MEXICO S. DE R.L. DE C.V.                 Mexico         (8)
           --- TRANSAMERICA CORPORATE SERVICES DE MEXICO S.
               DE R.L. DE CV                                    Mexico         (9)
      --- DISTRIBUTION SUPPORT SERVICES LLC                       DE

Footnotes:

(1) 33% owned by BWAC Twenty-One

(2) 90% owned by Transamerica GmbH, Inc.; 10% owned by BWAC Twenty-One, Inc.

(3) 99% owned by Transamerica Commercial Finance Corporation; 1% owned by Transamerica Investory Finance Corporation

(4) 51% owned by Transamerica Ventures, LLC; 49% owned by non-affiliate of AEGON, Brunswick Financial Services Corporation

(5) 50% owned by Transamerica Joint Ventures, Inc.; 50% owned by non-affiliate of AEGON, Amana Financial Services, Inc.

(6) 50% owned by Transamerica Joint Ventures, Inc.; 50% owned by non-affiliate of AEGON, PFS Holdings, Inc.

(7) 50% owned by Transamerica Joint Ventures, Inc.; 50% owned by non-affiliate of AEGON, Polaris Acceptance, Inc.

(8) 99% owned by Transamerica Distribution Finance Corp de Mexico S. de R.L. de C.V.; 1% owned by Transamerica Corporate Services de Mexico S. de R.L. de C.V.

(9) 99% owned by Transamerica Distribution Finance Corp de Mexico S. de R.L. de C.V.; 1% owned by TDF de Mexico S de R.L. de C.V.

                        AEGON U.S. CORPORATION (PAGE 1)


AEGON USA, INC.

  --- RCC NORTH AMERICA LLC                                     DE
      --- SEE PAGE 11 FOR SUBSIDIARIES
  --- TRANSAMERICA HOLDING COMPANY LLC                          DE                      (1)
      --- AEGON FUNDING CORP.                                   DE
      --- AEGON USA INVESTMENT MANAGEMENT LLC                   IA
      --- AUSA HOLDING COMPANY                                  MD
           --- SEE PAGE 12 FOR SUBSIDIARIES
      --- FIRST AUSA LIFE INSURANCE COMPANY                     MD                      (2)
           --- AUSACAN LP                                     Canada                    (3)
           --- BANKERS FINANCIAL LIFE INSURANCE COMPANY         AZ    100% voting common(4)
           --- IOWA FIDELITY LIFE INSURANCE COMPANY             AZ    100% voting common(5)
           --- LIFE INVESTORS INSURANCE COMPANY OF AMERICA      IA                      (6)
               --- LIFE INVESTORS ALLIANCE LLC                  DE
               --- GARNET ASSURANCE CORPORATION                 KY
               --- GARNET COMMUNITY INVESTMENTS I LLC           DE
                    --- GARNET LIHTC FUND I LLC                 DE
           --- MONUMENTAL GENERAL CASUALTY COMPANY              MD
           --- MONUMENTAL GENERAL LIFE INSURANCE CO. OF
              PUERTO RICO                                       PR                      (7)
           --- SOUTHWEST EQUITY LIFE INSURANCE COMPANY          AZ    100% voting common
           --- THE WHITESTONE CORPORATION                       MD
           --- TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY    NY                      (8)
           --- UNITED FINANCIAL SERVICES, INC.                  MD
           --- WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO       OH
               --- SEE PAGE 13 FOR SUBSIDIARIES
      --- TRANSAMERICA LIFE INSURANCE COMPANY                   IA                      (9)
           --- AEGON FINANCIAL SERVICES GROUP, INC.             MN
               --- AEGON ASSIGNMENT CORPORATION                 IL
               --- AEGON ASSIGNMENT CORPORATION OF KENTUCKY     KY
               --- TRANSAMERICA FINANCIAL INSTITUTIONS, INC.    MN
           --- AMERICAN BOND SERVICES LLC                       IA
           --- PROFESSIONAL LIFE & ANNUITY INSURANCE COMPANY    AZ
           --- REAL ESTATE ALTERNATIVES PORTFOLIO 1 LLC         DE                      (10)
           --- REAL ESTATE ALTERNATIVES PORTFOLIO 2 LLC         DE                      (11)
      --- VETERANS LIFE INSURANCE COMPANY                       IL
           --- PEOPLES BENEFIT SERVICES, INC.                   PA
           --- VETERANS LIFE INSURANCE AGENCY, INC.             MD

Footnotes:

 (1) 100 shares Common Stock owned by AEGON USA, Inc; 100 shares Series A Preferred Stock owned by AEGON USA, Inc.

 (2) 385,000 shares Common Stock owned by Transamerica Holding Company LLC; 115,000 Series A Preferred Stock owned by Transamerica Holding Company LLC

 (3) General Partner -- AUSA Holding Company (1%); Limited Partner -- First AUSA Life Insurance Company (99%)

 (4) Class B Common stock is allocated 75% of total cumulative vote. Class A Common stock is allocated 25% of total cumulative vote

 (5) Ordinary common stock is allowed 60% of total cumulative vote. Participating common stock is allowed 40% of total cumulative vote

 (6) 504,032 shares Common Stock owned by First AUSA Life Insurance Company; 504,033 shares Series A Preferred Stock owned by First AUSA Life Insurance Co.

 (7) First AUSA Life Insurance Company owns 51%; Baldrich & Associates of Puerto Rico owns 49%.

 (8) 14,391 shares Common Stock and 38,609 shares of Preferred Stock owned by First AUSA Life Insurance Company; 2,075 shares of Common Stock and 5,566 shares of Preferred Stock owned by Transamerica Occidental Life Insurance Company

 (9) 223,500 shares Common Stock owned by Transamerica Holding Company LLC; 42,500 shares Series A Preferred Stock owned by Transamerica Holding Company LLC

(10) Members are: Transamerica Life Insurance Company (38.356%); Transamerica Occidental Life Insurance Company (34.247%); Life Investors Insurance Company of America (18.356%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.

(11) Members are: Transamerica Life Insurance Company (37.25%); Transamerica Occidental Life Insurance Company (30.75%); Transamerica Life Insurance and Annuity Company (22.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.

                           AEGON USA, INC. (PAGE 10)


RCC NORTH AMERICA LLC
 ---------------------------------------------

      --- ALH Properties Eight LLC
                                                 --- FGP Coram, Inc.
      --- ALH Properties Eleven LLC
                                                 --- FGP Emerson, Inc.
      --- ALH Properties Fifteen LLC
                                                 --- FGP Franklin LLC
      --- ALH Properties Five LLC
                                                 --- FGP Herald Center, Inc.
      --- ALH Properties Four LLC
                                                 --- FGP Heritage Square, Inc.
      --- ALH Properties Fourteen LLC
                                                 --- FGP Islandia, Inc.
      --- ALH Properties Nine LLC
                                                 --- FGP Keene LLC
      --- ALH Properties Seven LLC
                                                 --- FGP Lincoln, Inc.
      --- ALH Properties Seventeen LLC
                                                 --- FGP Main Street, Inc.
      --- ALH Properties Sixteen LLC
                                                 --- FGP Merrick, Inc.
      --- ALH Properties Ten LLC
                                                 --- FGP Northern Blvd., Inc.
      --- ALH Properties Thirteen LLC
                                                 --- FGP Remsen, Inc.
      --- ALH Properties Three LLC
                                                 --- FGP Rockbeach, Inc.
      --- ALH Properties Twelve LLC
                                                 --- FGP Schenectady, Inc.
      --- ALH Properties Two LLC
                                                 --- FGP Stamford, Inc.
      --- BF Equity LLC
                                                 --- FGP West 14th Street, Inc.
      --- Eighty-Six Yorkville, Inc.
                                                 --- FGP West 32nd Street, Inc.
      --- FGH Eastern Region LLC
                                                 --- FGP West Street Two LLC
      --- FGH Property Services, Inc.
                                                 --- FGP West Street LLC
      --- FGH Realty Credit LLC
                                                 --- Fifth FGP LLC
      --- FGH USA LLC
                                                 --- First FGP LLC
      --- FGP 106 Fulton, Inc.
                                                 --- Fourth FGP LLC
      --- FGP 109th Street LLC
                                                 --- RCC North America LLC
      --- FGP 90 West Street LLC
                                                 --- Second FGP LLC
      --- FGP Bala, Inc.
                                                 --- Seventh FGP LLC
      --- FGP Broadway LLC
                                                 --- The RCC Group, Inc.
      --- FGP Burkewood, Inc.,
                                                 --- Third FGP LLC
      --- FGP Bush Terminal, Inc.
      --- FGP Centereach, Inc.
      --- FGP Colonial Plaza, Inc.,

                 TRANSAMERICA HOLDING COMPANY, L.L.C. (PAGE 10)


AUSA HOLDING COMPANY

  --- AEGON ASSET MANAGEMENT SERVICES, INC.                     DE
      --- WORLD GROUP SECURITIES, INC.                          DE
      --- WORLD FINANCIAL GROUP, INC.                           DE
  --- AEGON/TRANSAMERICA INVESTOR SERVICES, INC.                FL
  --- AEGON USA INVESTMENT MANAGEMENT, INC.                     IA
  --- AEGON USA REALTY ADVISORS INC.                            IA
      --- RCC PROPERTIES LIMITED PARTNERSHIP                    IA    (1)
      --- QSC HOLDING, INC.                                     DE
      --- REALTY INFORMATION SYSTEMS, INC.                      IA    (2)
      --- AEGON USA REAL ESTATE SERVICES, INC.                  DE
  --- CREDITOR RESOURCES, INC.                                  MI
      --- PREMIER SOLUTIONS GROUP, INC.                         MD
      --- CRC CREDITOR RESOURCES CANADIAN DEALER NETWORK
       INC.                                                   Canada
  --- DIVERSIFIED INVESTMENT ADVISORS, INC.                     DE
      --- DIVERSIFIED INVESTORS SECURITIES CORP                 DE
      --- DIVERSIFIED ACTUARIAL SERVICES, INC.                  MA
  --- INTERSECURITIES, INC.                                     DE
      --- IDEX MUTUAL FUNDS                                     MA
  --- INVESTORS WARRANTY OF AMERICA, INC.                       IA
  --- MASSACHUSETTS FIDELITY TRUST COMPANY                      IA
  --- MONEY SERVICES, INC.                                      DE
      --- ADB CORPORATION LLC                                   DE
      --- AEGON USA TRAVEL AND CONFERENCE SERVICES LLC          IA
      --- GREAT COMPANIES, L.L.C.                               IA    (3)
  --- MONUMENTAL GENERAL INSURANCE GROUP, INC.                  MD
      --- MONUMENTAL GENERAL MASS MARKETING, INC.               MD
      --- TRIP MATE INSURANCE AGENCY, INC.                      KS
      --- MONUMENTAL GENERAL ADMINISTRATORS, INC.               MD
           --- NATIONAL ASSOCIATION MANAGEMENT AND
              CONSULTANT SERVICES, INC.                         MD
  --- ROUNDIT, INC.                                             MD    (4)
  --- TRANSAMERICA CAPITAL, INC.                                CA
  --- UNIVERSAL BENEFITS CORPORATION                            IA
  --- ZAHORIK COMPANY, INC.                                     CA
      --- ZAHORIK TEXAS, INC.                                   TX
      --- ZCI, INC.                                             AL

Footnotes:

(1) AEGON USA Realty Advisors is General partner and 5% owner; all limited partners are RCC entities within the RCC Group

(2) Owns 50% interest in DJA Partners (a.k.a. "Teleres"), a Delaware general partnership. Also owns 2.5% interest in Datalytics, Inc., an Ohio corporation

(3) 30% owned by Money Services, Inc.; 35% owned by Jim Huguet; 35% owned by John R. Kenney

(4) 50% owned by AUSA Holding Company; 25% owned by Thomas E. Katena; 25% owned by Christopher S. Webb

                  FIRST AUSA LIFE INSURANCE COMPANY (PAGE 10)


WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

  --- AEGON/TRANSAMERICA FUND ADVISERS, INC.                  FL    (1)
      --- AEGON/TRANSAMERICA SERIES FUND, INC.                MD
      --- TRANSAMERICA INDEX FUNDS, INC.                      MA
  --- AEGON/TRANSAMERICA FUND SERVICES, INC.                  FL
  --- WORLD FINANCIAL GROUP INSURANCE AGENCY, INC.            CA
      --- WFG INSURANCE AGENCY OF PUERTO RICO, INC.           PR
      --- WORLD FINANCIAL GROUP INSURANCE AGENCY OF HAWAII,
       INC.                                                   HI
      --- WORLD FINANCIAL GROUP INSURANCE AGENCY OF
       MASSACHUSETTS, INC.                                    MA
      --- WORLD FINANCIAL GROUP INSURANCE AGENCY OF NEW
       MEXICO, INC.                                           NM
      --- WORLD FINANCIAL GROUP INSURANCE AGENCY OF WYOMING,
       INC.                                                   WY
      --- WFG PROPERTY & CASUALTY INSURANCE AGENCY, INC.      GA
           --- WFG PROPERTY & CASUALTY INSURANCE AGENCY OF
           ALABAMA, INC.                                      AL
           --- WFG PROPERTY & CASUALTY INSURANCE AGENCY OF
               CALIFORNIA, INC.                               CA
           --- WFG PROPERTY & CASUALTY INSURANCE AGENCY OF
           MISSISSIPPI, INC.                                  MS
           --- WFG PROPERTY & CASUALTY INSURANCE AGENCY OF
           NEVADA, INC.                                       NV
  --- WRL INSURANCE AGENCY, INC.                              CA
      --- WRL INSURANCE AGENCY OF MASSACHUSETTS, INC.         MA
      --- WRL INSURANCE AGENCY OF NEVADA, INC.                NV
      --- WRL INSURANCE AGENCY OF WYOMING, INC.               WY
      --- WRL INSURANCE AGENCY OF TEXAS, INC.                 TX
       (Record Shareholder Daniel L. DeMarco)                 TX

Footnotes:

(1) Western Reserve Life Assurance Company of Ohio owns 78%; AUSA Holding Company owns 22%

                        AEGON U.S. CORPORATION (PAGE 1)


COMMONWEALTH GENERAL CORPORATION

  --- ACADEMY INSURANCE GROUP, INC.                                     DE
      --- SEE PAGE 15 FOR SUBSIDIARIES
  --- AEGON INSTITUTIONAL MARKETS, INC.                                 DE
  --- AEGON STRUCTURED SETTLEMENTS, INC.                                KY
  --- AFSG SECURITIES CORPORATION                                       PA
  --- AMPAC INSURANCE AGENCY, INC. (EIN 23-1720755)                     PA
      --- FINANCIAL PLANNING SERVICES, INC.                             DC
      --- FRAZER ASSOCIATION CONSULTANTS, INC.                          IL
      --- VALLEY FORGE ASSOCIATES, INC.                                 PA
      --- VETERANS INSURANCE SERVICES, INC.                             DE
  --- BENEFIT PLANS, INC.                                               DE
      --- AEGON ALLIANCES, INC.                                         VA
  --- CAPITAL 200 BLOCK CORPORATION                                     DE
  --- CAPITAL GENERAL DEVELOPMENT CORPORATION                           DE
      --- MONUMENTAL LIFE INSURANCE COMPANY                             MD               (1)
           --- AEGON DIRECT MARKETING SERVICES, INC.                    MD
               --- TRANSAMERICA AFFINITY SERVICES, INC.                 MD
           --- APPLE PARTNERS OF IOWA LLC                               IA               (2)
           --- AMMEST REALTY CORPORATION                                TX
           --- GARNET ASSURANCE CORPORATION II                          IA
           --- GARNET COMMUNITY INVESTMENTS II, LLC                     DE
               --- GARNET LIHTC FUND II, LLC                            DE
           --- PEOPLES BENEFIT LIFE INSURANCE COMPANY                   IA               (3)
               --- ALMOND PARTNERS, LLC                                 DE
               --- JMH OPERATING COMPANY, INC.                          MS
               --- COVERNA DIRECT INSURANCE AGENCY, INC.                MD
  --- CAPITAL LIBERTY LP                                                DE               (4)
  --- CONSUMER MEMBERSHIP SERVICES INC.                                 DE
      --- CONSUMER MEMBERSHIP SERVICES CANADA INC.                    Canada
  --- GLOBAL PREMIER REINSURANCE COMPANY, LTD.                British Virgin Islands
  --- HEALTH BENEFITS SERVICES INC.                                     DE
  --- INSURANCE CONSULTANTS INC.                                        NE
      --- ICON PARTNERS LIMITED                                   United Kingdom
  --- QUEST MEMBERSHIP SERVICES INC.                                    DE
  --- STONEBRIDGE GROUP INC.                                            DE
  --- STONEBRIDGE LIFE INSURANCE COMPANY                                VT

Footnotes:

(1) Capital General Development Corporation owns 73.23%, First AUSA Life Insurance Company owns 26.77%

(2) Apple Partners of Iowa LLC Members: Monumental Life Insurance Company (58.13%); Peoples Benefit Life Insurance Company (41.87%)

(3) Peoples Benefit Life Insurance Company common stock ownership: Monumental Life Insurance Company (76.3%); Capital Liberty LP (20.0%); Commonwealth General Corporation (3.7%)

(4) Capital Liberty LP partnership profit sharing: General Partner-Commonwealth General Corporation (1.0%); Limited Partner -- Monumental Life Insurance Company (99.0%)

                   COMMONWEALTH GENERAL CORPORATION (PAGE 14)


ACADEMY INSURANCE GROUP INC.

  --- ACADEMY LIFE INSURANCE COMPANY                            MO
      --- PENSION LIFE INSURANCE COMPANY OF AMERICA             NJ
  --- AMPAC, INC.                                               TX
  --- AMPAC INSURANCE AGENCY, INC. (EIN 23-2364438)             PA
  --- FED FINANCIAL, INC.                                       DE
  --- FORCE FINANCIAL GROUP, INC.                               DE
  --- UNICOM ADMINISTRATIVE SERVICES, INC.                      PA
      --- UNICOM ADMINISTRATIVE SERVICES GMBH                 Germany

ITEM 31.  NUMBER OF CONTRACTHOLDERS


                                                              NUMBER OF CONTRACTHOLDERS
                       TITLE OF CLASS                          AS OF FEBRUARY 15, 2004
                       --------------                         -------------------------
Short Horizon...............................................
Intermediate................................................
Intermediate/Long...........................................


ITEM 32.  INDEMNIFICATION

     Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suite or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter in controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid by way of indemnity shall be determined and paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

ITEM 33.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Diversified Investment Advisors, Inc. ("Diversified") is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group.

     Information as to the name, address and principal business of the directors and executive officers of Diversified is included in its Form ADV as filed with the Commission, and such information is hereby incorporated herein by reference from such Form ADV.

ITEM 34.  PRINCIPAL UNDERWRITERS

     (a) Diversified Investors Securities Corp. ("DISC") is the principal underwriter of the Registrant. Diversified Investment Advisors, Inc. an affiliate of TFLIC, acts as investment advisor and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisors.

     (b) The names, titles and principal business addresses of the officers and directors of DISC are listed on Schedule A of Form BD for DISC (Registration No. 8-45671) and Form U-4 filed by each individual officer, the text of which is hereby incorporated by reference.

     (c) Refer to Prospectus pages 6 and 16, "Charges" and Part B, Statement of Additional Information, page 1, "Sale of Contracts/Principal Underwriter" for information regarding compensation.

ITEM 35.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by Transamerica Financial Life Insurance Company in whole or in part, at its principal offices at 4 Manhattanville Road, Purchase, NY 10577.

ITEM 36.  MANAGEMENT SERVICES

     Not applicable.

ITEM 37.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the group variable annuity contract may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     (e) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (f) Registrant hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered; the expenses expected to be incurred and the risks assumed by the insurance company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(a) for effectiveness of this Post-Effective Amendment and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf, by the undersigned thereunto duly authorized, in the County of Westchester and the State of New York, on this 2nd day of March, 2004.


                                             DIVERSIFIED INVESTORS STRATEGIC
                                                      VARIABLE FUNDS
                                                       (Registrant)

                                          By:        /s/  MARK MULLIN
                                            ------------------------------------
                                                        Mark Mullin
                                                  (Director and President)

                                               TRANSAMERICA FINANCIAL LIFE
                                                    INSURANCE COMPANY
                                                       (Depositor)

                                          By:        /s/  MARK MULLIN
                                            ------------------------------------
                                                        Mark Mullin
                                                  (Director and President)


     Pursuant to the requirement of the Securities Act of 1933 this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on March 2, 2004.


                 SIGNATURES                                     TITLE
                 ----------                                     -----
   /s/          MARK MULLIN                      Director and President
---------------------------------------------
                (Mark Mullin)

          */s/      MARC C. ABRAHMS              Director
---------------------------------------------
              (Marc C. Abrahms)

         */s/     WILLIAM BROWN, JR.             Director
---------------------------------------------
            (William Brown, Jr.)

         */s/      WILLIAM L. BUSLER             Director
---------------------------------------------
             (William L. Busler)

        */s/      JAMES T. BYRNE, JR.            Director
---------------------------------------------
            (James T. Byrne, Jr.)

         */s/      JACK R. DYKHOUSE              Director
---------------------------------------------
             (Jack R. Dykhouse)

        */s/    STEVEN E. FRUSCHTICK             Director
---------------------------------------------
           (Steven E. Fruschtick)

         */s/        CARL T. HANSON              Director
---------------------------------------------
              (Carl T. Hanson)

        *By: /s/      ROBERT F. COLBY
   ---------------------------------------
               Robert F. Colby
              Attorney-in-Fact

                 SIGNATURES                                     TITLE
                 ----------                                     -----

         */s/       PETER G. KUNKEL              Director
---------------------------------------------
              (Peter G. Kunkel)

         */s/         PETER P. POST              Director
---------------------------------------------
               (Peter P. Post)

        */s/    ROBERT S. RUBINSTEIN             Director
---------------------------------------------
           (Robert S. Rubinstein)

         */s/      COLETTE F. VARGAS             Director
---------------------------------------------
             (Colette F. Vargas)

         */s/       COR H. VERHAGEN              Director
---------------------------------------------
              (Cor H. Verhagen)

         */s/       E. KIRBY WARREN              Director
---------------------------------------------
              (E. Kirby Warren)

        *By: /s/      ROBERT F. COLBY
   ---------------------------------------
               Robert F. Colby
              Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
(4)(s)        Form of Investment Subadvisory Agreement between Diversified and Allegiance Investment Management, L.L.C.
(4)(t)        Form of Investment Subadvisory Agreement between Diversified and Stephens Capital Management.